UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt

Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA), BlackRock Income Trust, Inc.’s (BKT) and BlackRock Limited Duration Income Trust’s (BLW) (collectively, the “Funds” or individually, a “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

DSU	$0.614086	$—	$—	$0.111914		$0.726000	85%	—%	—%	15%	100%
FRA	0.664686	—	—	0.135714		0.800400	83	—	—	17	100
BKT	0.297632	—	—	0.115168		0.412800	72	—	—	28	100
BLW	1.003680	—	—	0.173520		1.177200	85	—	—	15	100

(a)

Each Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

DSU, FRA and BLW, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
DSU	$0.0605
FRA	0.0667
BLW	0.0981

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $0.0344 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

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Supplemental Information  (unaudited) (continued)

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Fund’s investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($11.70)(a)	6.21%
Current Monthly Distribution per Common Share(b)	$0.0605
Current Annualized Distribution per Common Share(b)	$0.7260
Leverage as of December 31, 2021(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$11.70	$10.45	11.96%	$12.14	$10.37
Net Asset Value	11.56	11.55	0.09	11.76	11.54

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2021 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	6.67%	6.08%	7.45%
Fund at Market Price(a)(b)	19.33	8.32	7.82
Reference Benchmark(c)	5.24	5.28	5.76
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	5.26	6.28	6.82
S&P/LSTA Leveraged Loan Index	5.20	4.27	4.69

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interests (“bank loans”) delivered positive returns and outpaced the broader U.S. fixed-income market in 2021. The category benefited from the acceleration in economic growth and corporate earnings, which led to an improvement in credit conditions. In addition, floating rate assets experienced rising investor demand due to the Fed’s shift toward tighter monetary policy.

From an asset allocation perspective, the Fund’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporates contributed to performance. From a sector perspective, the largest contributors included technology, energy and health care. With respect to credit tiers, the Fund’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs.

There were no significant detractors from absolute performance given the positive performance for the bank loan market.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser marginally reduced the Fund’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the past several quarters, with a focus on avoiding the more volatile stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. The Fund’s largest sector positions were in technology, health care and consumer cyclical services, while it had lower weightings in energy, banking and supermarkets. From a credit rating perspective, the Fund continued to emphasize BB and B rated issues, with a higher allocation to the latter. The Fund also held a smaller position in CCC rated debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2021 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
Floating Rate Loan Interests	85%		82%
Corporate Bonds	14		16
Preferred Securities	1		1
Investment Companies	—		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20
AAA/Aaa	—	%(b)	—%
AA/Aa	—	(b)	—
A	—	(b)	—
BBB/Baa	4		7
BB/Ba	26		21
B	61		64
CCC/Caa	7		7
N/R	2		1

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($13.43)(a)	5.96%
Current Monthly Distribution per Common Share(b)	$0.0667
Current Annualized Distribution per Common Share(b)	$0.8004
Leverage as of December 31, 2021(c)	31%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$13.43	$12.11	10.90%	$13.77	$11.96
Net Asset Value	13.85	13.81	0.29	14.07	13.81

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

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Fund Summary as of December 31, 2021 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	6.48%	4.94%	6.18%
Fund at Market Price(a)(b)	17.74	5.08	6.53
S&P/LSTA Leveraged Loan Index	5.20	4.27	4.69

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interests (“bank loans”) delivered positive returns and outpaced the broader U.S. fixed-income market in 2021. The category benefited from the acceleration in economic growth and corporate earnings, which led to an improvement in credit conditions. In addition, floating-rate assets experienced rising investor demand due to the Fed’s shift toward tighter monetary policy.

From an asset allocation perspective, the Fund’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporates contributed to performance. From a sector perspective, the largest contributors included technology, health care and consumer cyclical services. With respect to credit tiers, the Fund’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs.

There were no significant detractors from absolute performance given the positive performance for the bank loan market.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser marginally reduced the Fund’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the past several quarters, with a focus on avoiding the more volatile stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. By credit rating, B rated loans were the Fund’s largest position, and it had a much smaller weightings in the higher-risk CCC rated segment. Within the single B category, management remained focused on higher-quality B+ and B rated debt, with less of an emphasis on securities rated B-.

The investment adviser’s core sector views stayed largely intact. Some of the Fund’s top sector positions were technology companies, particularly in the enterprise software area. Health care, consumer cyclical services and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. The Fund maintained a lower allocation to energy and the consumer cyclical sectors, such as retailers and leisure, on the belief that these market segments continued to face significant headwinds.

The Fund had a bias toward larger loan tranches of $1 billion and above. The investment adviser maintained a preference for loan/bond capital structures over the loan-only segment. The securities that the Fund did own in the latter category were typically transactions of $1 billion or more. The Fund remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2021 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/21		12/31/20
Floating Rate Loan Interests	99%		93%
Corporate Bonds	1		5
Investment Companies	—	(a)	2
Other*	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/21		12/31/20
AA/Aa	—	%(a)	—%
BBB/Baa	4		6
BB/Ba	24		19
B	64		67
CCC/Caa	6		6
N/R	2		2

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021	BlackRock Income Trust, Inc. (BKT)

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Fund”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Fund invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings or Aaa by Moody’s Investors Service, Inc. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($5.65)(a)	7.31%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Leverage as of December 31, 2021(c)	24%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$5.65	$6.07	(6.92)%	$6.50	$5.65
Net Asset Value	5.65	6.18	(8.58)	6.22	5.65

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2021 (continued)	BlackRock Income Trust, Inc. (BKT)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(2.01)%	2.88%	2.83%
Fund at Market Price(a)(b)	(0.23)	4.18	3.70
FTSE Mortgage Index	(1.27)	2.55	2.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to neither a premium nor discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Fund’s return during the one-year period came from its heavy allocation to well-structured agency collateralized mortgage obligations (“CMOs”), which provided a steady source of income. The largest detractor from Fund performance resulted from its allocation to mortgage-backed security (“MBS”) derivatives including interest-only and inverse interest-only positions, which experienced a widening in risk premia in the adverse prepayment regime of 2021.

The Fund’s positioning in MBS pass-throughs benefited from its focus on call-protected specified pools, which outperformed the generic seasoned collateral of the Reference Benchmark. However, this advantage was offset by the Fund’s positioning on the MBS coupon stack, where its relative overweight to higher coupon MBS lagged the performance of lower coupons in 2021.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are utilized by the Fund in order to manage risk and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed U.S. Treasury futures and interest rate swaps to manage duration and yield curve bias. The Fund’s interest rate derivatives positions contributed positively to performance during the 12-month period.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Fund modestly increased its allocation to agency MBS derivatives and agency collateralized mortgage obligations (“CMOs”). The Fund also increased its exposure to lower coupon MBS in the form of both pass-through pools and “to-be-announced” securities.

Describe portfolio positioning at period end.

The Fund held a substantial allocation to well-structured agency CMOs, with a focus on bonds collateralized by call-protected and seasoned collateral that demonstrates more favorable prepayment characteristics. The Fund also held an allocation to agency MBS interest-only derivatives, which are expected to benefit from improving prepayment fundamentals in year 2022. Within its allocation to agency MBS pass-throughs, the Fund held an overweight in higher coupon MBS, motivated by higher income and an outlook for refinance fatigue on the higher coupon borrower set. The Fund also held exposure to lower coupon MBS as a hedge against prepayment risk in the mortgage derivatives strategy. The Fund is positioned marginally long convexity (i.e., the rate at which duration changes in response to interest rate movements) relative to the Reference Benchmark, primarily through its allocation to agency CMOs and call-protected specified pools.

The Fund held only marginal positions in other securitized assets such as non-agency residential MBS and collateralized MBS, preferring to focus on prepayment and structural opportunities in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock Income Trust, Inc. (BKT)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
U.S. Government Sponsored Agency Securities	97%		97%
Non-Agency Mortgage-Backed Securities	3		3
Asset-Backed Securities	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21	12/31/20
AAA/Aaa	97%	98%
AA/Aa	3	2
CCC/Caa	—	—	(b)
N/R	—	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($16.85)(a)	6.99%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of December 31, 2021(c)	35%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low

Closing Market Price	$16.85	$15.92	5.84%	$17.58	$15.59
Net Asset Value	16.44	16.93	(2.89)	17.22	16.37

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock Limited Duration Income Trust (BLW)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.18%	6.91%	7.84%
Fund at Market Price(a)(b)	13.55	9.40	8.36
Reference Benchmark(c)	3.38	4.40	4.61
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	5.26	6.28	6.82
S&P/LSTA Leveraged Loan Index(d)	5.20	4.27	4.69
BATS S Benchmark(e)	(0.24)	2.52	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(e)

A composite index comprised of Bloomberg ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Corporate 1-5 Year Index, Bloomberg CMBS Investment Grade 1-3.5 Year Index, Bloomberg MBS 15 Year Index and Bloomberg Credit Ex-Corporate 1-5 Year Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Fund’s absolute performance over the period came from allocations to below investment grade categories, specifically U.S. high yield corporate bonds and floating rate loan interests. Exposure to non-U.S. dollar currency markets and commercial mortgage-backed securities (“CMBS”) also contributed.

The principal detractors from the Fund’s absolute performance were exposures to emerging markets, municipal bonds and non-U.S. sovereign debt.

The Fund held derivatives during the period, including U.S. Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative securities were employed primarily to adjust duration (sensitivity to interest rate changes) and yield curve exposure, as well as to hedge credit and currency risk. Currency forwards were used to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed to performance during the period.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Over the period, the Fund trimmed exposure to U.S. Treasuries, select segments of the securitized credit market, emerging market debt, corporate bonds and municipal bonds. The Fund’s allocation to both 30-year and 15-year pass-through residential mortgage-backed securities was increased.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate credit, investment grade corporate credit, emerging market debt, CMBS and asset-backed securities. In addition, the Fund held modest exposure to government securities, including U.S. Treasuries and non-U.S. sovereign issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2021 (continued)	BlackRock Limited Duration Income Trust (BLW)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
Corporate Bonds	50%		55%
Floating Rate Loan Interests	32		30
U.S. Government Sponsored Agency Securities	5		—	(b)
Preferred Securities	4		5
U.S. Treasury Obligations	4		2
Asset-Backed Securities	2		3
Foreign Agency Obligations	2		3
Non-Agency Mortgage-Backed Securities	1		1
Investment Companies	—		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20
AAA/Aaa(d)	8%		—%
AA/Aa	—	(b)	2
A	3		4
BBB/Baa	12		14
BB/Ba	31		32
B	36		39
CCC/Caa	7		7
CC	—	(b)	—
C	—	(b)	—
N/R	3		2

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(a)	GBP	100	$162,385

Total Asset-Backed Securities — 0.0% (Cost: $144,560)			162,385

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(b)		141,483	58,008

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(c)		1,075,282,733	10,753

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	832
Preferred Proppants LLC(c)		14,576	947

			1,779

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp.		2,336	99,770
Chesapeake Energy Corp.		10,267	662,427

			762,197

Semiconductors & Semiconductor Equipment(b) — 0.0%
Maxeon Solar Technologies Ltd		213	2,961
SunPower Corp		1,707	35,625

			38,586

Software — 0.0%
Avaya Holdings Corp.(b)		40	792

Specialty Retail — 0.0%
NMG Parent LLC		1,477	216,233

Total Common Stocks — 0.2% (Cost: $16,019,308)			1,088,348

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.6%
Bombardier, Inc.(d)
7.50%, 12/01/24	USD	78	81,266
7.50%, 03/15/25		14	14,262
7.13%, 06/15/26		197	204,370
7.88%, 04/15/27		28	29,039
6.00%, 02/15/28		123	123,373
BWX Technologies, Inc.(d)
4.13%, 06/30/28		86	87,290
4.13%, 04/15/29		56	56,700
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)		200	199,000
Rolls-Royce PLC, 5.75%, 10/15/27(d)		200	221,180
Spirit AeroSystems, Inc., 5.50%, 01/15/25(d)		55	56,994
TransDigm, Inc.
8.00%, 12/15/25(d)		656	692,060
6.25%, 03/15/26(d)		1,073	1,115,249
6.38%, 06/15/26		29	29,797
7.50%, 03/15/27		33	34,485

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
4.63%, 01/15/29	USD	97	$96,678
4.88%, 05/01/29		96	96,413
Triumph Group, Inc., 8.88%, 06/01/24(d)		231	251,947

			3,390,103

Airlines — 0.7%
Air Canada, 3.88%, 08/15/26(d)		101	103,020
Air France-KLM, 3.88%, 07/01/26(a)	EUR	100	109,731
Allegiant Travel Co., 8.50%, 02/05/24(d)	USD	1,065	1,134,225
American Airlines, Inc., 11.75%, 07/15/25(d)		329	405,904
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
5.50%, 04/20/26		158	163,999
5.75%, 04/20/29		325	347,487
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(d)		265	289,375
Deutsche Lufthansa AG, 3.75%, 02/11/28(a)	EUR	100	114,578
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(d)	USD	101	105,671
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(d)		274	292,495
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(d)		13	14,739
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		156	171,175
Series 2020-1, Class B, 4.88%, 01/15/26		18	18,698
United Airlines, Inc.(d)
4.38%, 04/15/26		146	152,239
4.63%, 04/15/29		164	169,125

			3,592,461

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(d)		721	755,247
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26(a)	EUR	100	116,647
6.25%, 05/15/26(d)	USD	110	115,088
8.50%, 05/15/27(d)		652	691,120
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(d)		22	22,900
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(d)		36	35,550
Faurecia SE, 2.75%, 02/15/27(a)	EUR	100	115,938
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	USD	65	70,264
5.00%, 07/15/29(d)		42	45,116
5.25%, 07/15/31(d)		51	55,371
5.63%, 04/30/33		98	106,943
Meritor, Inc., 4.50%, 12/15/28(d)		24	24,060
Tenneco, Inc., 7.88%, 01/15/29(d)		18	19,440
Titan International, Inc., 7.00%, 04/30/28		18	19,170
Venture Holdings Co. LLC, 12.00%, 07/01/49(b)(c)(e)		5,150	1

			2,192,855

Automobiles — 0.5%
Allison Transmission, Inc.(d)
5.88%, 06/01/29		157	170,737
3.75%, 01/30/31		112	109,200

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	35	$35,700
4.75%, 03/01/30		73	74,186
5.00%, 02/15/32(d)		51	52,923
Carvana Co.(d)
5.50%, 04/15/27		88	87,120
4.88%, 09/01/29		72	68,580
Constellation Automotive Financing PLC, 4.88%, 07/15/27(a)	GBP	100	133,149
Ford Motor Co.
4.35%, 12/08/26	USD	9	9,817
3.25%, 02/12/32		199	203,776
4.75%, 01/15/43		176	194,260
5.29%, 12/08/46		78	91,669
Ford Motor Credit Co. LLC
3.81%, 01/09/24		200	207,448
4.69%, 06/09/25		200	215,000
5.13%, 06/16/25		200	217,500
4.00%, 11/13/30		200	215,160
Group 1 Automotive, Inc., 4.00%, 08/15/28(d)		15	14,944
Ken Garff Automotive LLC, 4.88%, 09/15/28(d)		39	39,049
LCM Investments Holdings II LLC, 4.88%, 05/01/29(d)		90	92,491
Lithia Motors, Inc., 3.88%, 06/01/29(d)		42	42,878
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(d)		59	57,082
Penske Automotive Group, Inc.
3.50%, 09/01/25		59	60,327
3.75%, 06/15/29		22	21,808
Sonic Automotive, Inc., 4.63%, 11/15/29(d)		20	20,190
Wabash National Corp., 4.50%, 10/15/28(d)		70	70,700

			2,505,694

Banks — 0.1%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, 09/30/28(d)		21	21,155
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25(a)	EUR	100	113,714
Banco Espirito Santo SA(b)(e)
4.75%, 01/15/22(f)		200	33,016
4.00%, 01/21/22		100	16,508
2.63%, 05/08/49(a)		100	16,508
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(f)(g)	USD	115	118,163

			319,064

Beverages — 0.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(d)(h)		441	454,230
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(d)		285	282,364
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(d)		208	209,300
Ball Corp.
2.88%, 08/15/30		12	11,640
3.13%, 09/15/31		131	129,362
Triton Water Holdings, Inc., 6.25%, 04/01/29(d)		362	347,194
Trivium Packaging Finance BV, 8.50%, 08/15/27(d)		814	860,805

			2,294,895

Biotechnology — 0.0%
Cidron Aida Finco Sarl, 5.00%, 04/01/28(a)	EUR	100	114,277

Security		Par (000)	Value

Building Materials(d) — 0.2%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29	USD	101	$107,954
CP Atlas Buyer, Inc., 7.00%, 12/01/28		112	111,440
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25		39	41,391
Jeld-Wen, Inc.
4.63%, 12/15/25		32	32,240
4.88%, 12/15/27		10	10,261
Masonite International Corp.
3.50%, 02/15/30		69	68,224
Class C, 5.38%, 02/01/28		45	47,194
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		26	26,364
9.75%, 07/15/28		38	40,660
Patrick Industries, Inc., 4.75%, 05/01/29		20	19,900
SRM Escrow Issuer LLC, 6.00%, 11/01/28		211	225,253
Standard Industries, Inc.
5.00%, 02/15/27		34	34,999
4.38%, 07/15/30		144	146,953
3.38%, 01/15/31		79	76,100
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		168	175,963
Victors Merger Corp., 6.38%, 05/15/29		51	47,940

			1,212,836

Building Products(d) — 0.2%
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		32	31,983
Foundation Building Materials, Inc., 6.00%, 03/01/29		58	56,985
GYP Holdings III Corp., 4.63%, 05/01/29		76	76,190
LBM Acquisition LLC, 6.25%, 01/15/29		154	152,267
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		79	82,798
SRS Distribution, Inc.
4.63%, 07/01/28		152	152,570
6.13%, 07/01/29		111	113,122
6.00%, 12/01/29		110	110,550
White Cap Buyer LLC, 6.88%, 10/15/28		203	211,627
White Cap Parent LLC, (9.00% PIK), 8.25%, 03/15/26(h)		67	68,508

			1,056,600

Capital Markets — 0.2%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(d)		36	36,841
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(f)(g)		265	267,650
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(d)		65	68,088
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		15	15,081
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	104,787
5.25%, 05/15/27		163	167,634
4.38%, 02/01/29		87	84,825
NFP Corp.(d)
4.88%, 08/15/28		138	139,380
6.88%, 08/15/28		374	374,965

			1,259,251

Chemicals — 0.5%
Ashland LLC, 3.38%, 09/01/31(d)		109	108,183
Axalta Coating Systems LLC, 3.38%, 02/15/29(d)		150	145,125

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Chemours Co., 5.75%, 11/15/28(d)	USD	38	$39,762
Diamond (BC) B.V., 4.63%, 10/01/29(d)		85	84,317
Element Solutions, Inc., 3.88%, 09/01/28(d)		425	427,125
EverArc Escrow Sarl, 5.00%, 10/30/29(d)		170	170,126
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		134	137,350
HB Fuller Co., 4.25%, 10/15/28		31	31,930
Herens Holdco Sarl, 4.75%, 05/15/28(d)		200	196,000
Herens Midco Sarl, 5.25%, 05/15/29(a)	EUR	100	106,781
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(d)	USD	181	193,022
Ingevity Corp., 3.88%, 11/01/28(d)		23	22,396
Kobe US Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(d)(h)		73	74,460
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(d)		36	35,460
Lune Holdings Sarl, 5.63%, 11/15/28(a)	EUR	100	113,850
Minerals Technologies, Inc., 5.00%, 07/01/28(d)	USD	55	57,010
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(d)		45	42,075
Scotts Miracle-Gro Co.(d)
4.00%, 04/01/31		80	79,000
4.38%, 02/01/32		8	7,980
WESCO Distribution, Inc.(d)
7.13%, 06/15/25		49	51,940
7.25%, 06/15/28		146	160,052
WR Grace Holdings LLC, 5.63%, 08/15/29(d)		301	308,149

			2,592,093

Commercial Services & Supplies — 0.3%
AMN Healthcare, Inc., 4.00%, 04/15/29(d)		28	28,385
APX Group, Inc., 5.75%, 07/15/29(d)		86	84,710
ASGN, Inc., 4.63%, 05/15/28(d)		79	81,789
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(d)		33	34,809
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(a)	EUR	100	114,704
EC Finance PLC, 3.00%, 10/15/26(a)		100	116,411
Fortress Transportation & Infrastructure Investors LLC(d)
6.50%, 10/01/25	USD	24	24,810
9.75%, 08/01/27		17	19,040
5.50%, 05/01/28		95	96,814
Herc Holdings, Inc., 5.50%, 07/15/27(d)		85	88,400
Hertz Corp.(d)
4.63%, 12/01/26		40	40,250
5.00%, 12/01/29		64	64,055
Metis Merger Sub LLC, 6.50%, 05/15/29(d)		68	66,789
NESCO Holdings II, Inc., 5.50%, 04/15/29(d)		74	76,405
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(d)		71	73,520
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)
3.38%, 08/31/27		2	1,931
6.25%, 01/15/28		164	170,970
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(d)		202	206,040
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		103	96,949
United Rentals North America, Inc., 5.25%, 01/15/30		2	2,165

			1,488,946

Security		Par (000)	Value

Communications Equipment(d) — 0.2%
Avaya, Inc., 6.13%, 09/15/28	USD	223	$236,380
CommScope Technologies LLC, 6.00%, 06/15/25		94	94,000
CommScope, Inc.
6.00%, 03/01/26		24	24,720
8.25%, 03/01/27		54	55,495
7.13%, 07/01/28		106	104,145
4.75%, 09/01/29		149	148,078
ViaSat, Inc.
5.63%, 04/15/27		29	29,890
6.50%, 07/15/28		150	150,375
Viavi Solutions, Inc., 3.75%, 10/01/29		93	92,996

			936,079

Construction Materials(d) — 0.1%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		125	127,904
3.88%, 11/15/29		14	13,965
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		35	35,737
H&E Equipment Services, Inc., 3.88%, 12/15/28		20	19,850
IAA, Inc., 5.50%, 06/15/27		159	164,764
Picasso Finance Sub, Inc., 6.13%, 06/15/25		82	85,690
Thor Industries, Inc., 4.00%, 10/15/29		54	53,460
Williams Scotsman International, Inc., 4.63%, 08/15/28		74	76,405
Winnebago Industries, Inc., 6.25%, 07/15/28		45	48,183

			625,958

Consumer Discretionary(d) — 0.5%
APi Escrow Corp., 4.75%, 10/15/29		32	32,640
APi Group DE, Inc., 4.13%, 07/15/29(i)		42	42,210
Carnival Corp.
10.50%, 02/01/26		263	300,213
5.75%, 03/01/27		260	260,000
9.88%, 08/01/27		140	159,980
4.00%, 08/01/28		346	343,405
6.00%, 05/01/29		173	172,135
CoreLogic, Inc., 4.50%, 05/01/28		156	155,407
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26		52	52,260
Life Time, Inc.
5.75%, 01/15/26		80	82,800
8.00%, 04/15/26		57	59,732
NCL Corp. Ltd.
10.25%, 02/01/26		24	27,915
5.88%, 03/15/26		96	95,575
NCL Finance Ltd., 6.13%, 03/15/28		96	94,560
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28		60	61,950
5.88%, 10/01/30		66	69,686
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23		42	45,885
9.13%, 06/15/23		54	57,105
11.50%, 06/01/25		57	63,840
5.50%, 08/31/26		36	36,605
5.50%, 04/01/28		123	124,422
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29		59	58,926

			2,397,251

Consumer Finance — 0.5%
American Express Co., (5 year CMT + 2.85%), 3.55%(f)(g)		235	235,411

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Block, Inc., 3.50%, 06/01/31(d)	USD	188	$192,700
HealthEquity, Inc., 4.50%, 10/01/29(d)		127	125,730
MoneyGram International, Inc., 5.38%, 08/01/26(d)		34	34,510
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(d)		101	102,389
Navient Corp.
7.25%, 09/25/23		3	3,234
6.13%, 03/25/24		93	99,161
5.88%, 10/25/24		77	82,101
5.50%, 03/15/29		87	86,783
OneMain Finance Corp.
8.88%, 06/01/25		27	28,890
3.50%, 01/15/27		97	95,909
6.63%, 01/15/28		8	8,960
5.38%, 11/15/29		7	7,611
4.00%, 09/15/30		10	9,834
Sabre GLBL, Inc.(d)
9.25%, 04/15/25		284	320,920
7.38%, 09/01/25		81	84,645
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(d)		109	112,925
SLM Corp., 3.13%, 11/02/26		56	55,440
Verscend Escrow Corp., 9.75%, 08/15/26(d)		851	904,562

			2,591,715

Containers & Packaging — 0.0%
International Paper Co., 7.30%, 11/15/39		5	7,661
Intertape Polymer Group, Inc., 4.38%, 06/15/29(d)		43	43,000
LABL, Inc., 5.88%, 11/01/28(d)		84	86,573
Sealed Air Corp., 4.00%, 12/01/27(d)		23	23,969

			161,203

Diversified Consumer Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(d)
6.63%, 07/15/26		655	687,226
9.75%, 07/15/27		101	107,911
6.00%, 06/01/29		200	194,500
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28(d)		400	396,173
Brink’s Co., 5.50%, 07/15/25(d)		15	15,600
Clarivate Science Holdings Corp.(d)
3.88%, 07/01/28		126	126,630
4.88%, 07/01/29		185	187,612
Garda World Security Corp.(d)
4.63%, 02/15/27		26	25,870
9.50%, 11/01/27		45	48,518
Rekeep SpA, 7.25%, 02/01/26(a)	EUR	100	121,137
Service Corp. International, 4.00%, 05/15/31	USD	192	194,400
Sotheby’s, 7.38%, 10/15/27(d)		200	213,000

			2,318,577

Diversified Financial Services — 0.3%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(d)		200	199,000
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(d)		24	23,820

Security		Par (000)	Value

Diversified Financial Services (continued)
Central Garden & Pet Co.
4.13%, 10/15/30	USD	56	$56,490
4.13%, 04/30/31(d)		62	62,310
Citigroup, Inc.(f)(g)
Series W, (5 year CMT + 3.60%), 4.00%		50	50,375
Series Y, (5 year CMT + 3.00%), 4.15%		10	10,163
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(a)	GBP	100	140,600
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(h)	USD	25	23,677
Intrum AB, 4.88%, 08/15/25(a)	EUR	100	118,110
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(d)	USD	200	205,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(d)		44	45,100
Spectrum Brands, Inc.(d)
5.00%, 10/01/29		18	18,878
5.50%, 07/15/30		50	53,625
3.88%, 03/15/31		18	17,775
UBS Group AG, (5 year CMT + 3.31%), 4.38%(d)(f)(g)		345	340,791
UniCredit SpA, (5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29(a)(f)	EUR	200	244,240

			1,609,954

Diversified Telecommunication Services — 0.8%
Consolidated Communications, Inc., 6.50%, 10/01/28(d)	USD	157	166,420
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)		155	157,131
Level 3 Financing, Inc.(d)
4.25%, 07/01/28		138	136,620
3.63%, 01/15/29		41	38,950
3.75%, 07/15/29		53	50,350
Lumen Technologies, Inc.
5.13%, 12/15/26(d)		449	467,243
4.00%, 02/15/27(d)		10	10,145
4.50%, 01/15/29(d)		165	159,637
5.38%, 06/15/29(d)		153	153,000
Series P, 7.60%, 09/15/39		41	43,973
Series U, 7.65%, 03/15/42		41	44,120
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		7	6,164
Sprint Capital Corp.
6.88%, 11/15/28		307	388,355
8.75%, 03/15/32		411	616,500
Switch Ltd.(d)
3.75%, 09/15/28		99	99,742
4.13%, 06/15/29		202	206,545
Telecom Italia Capital SA
6.38%, 11/15/33		58	62,455
6.00%, 09/30/34		134	141,727
7.20%, 07/18/36		14	16,052
7.72%, 06/04/38		23	27,031
Telecom Italia SpA/Milano, 2.88%, 01/28/26(a)	EUR	100	116,269
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(d)	USD	45	43,306
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(d)		111	110,082

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc.(d)
4.00%, 03/01/27	USD	428	$421,910
6.13%, 03/01/28		490	482,650

			4,166,377

Electric Utilities — 0.2%
Edison International, (5 year CMT + 4.70%), 5.38%(f)(g)		100	104,760
FirstEnergy Corp.
2.65%, 03/01/30		95	93,813
Series B, 2.25%, 09/01/30		6	5,776
Series C, 7.38%, 11/15/31		14	18,892
Series C, 3.40%, 03/01/50		269	263,620
FirstEnergy Transmission LLC(d)
5.45%, 07/15/44		139	175,410
4.55%, 04/01/49		51	58,220
PG&E Corp., 5.25%, 07/01/30		59	61,873
Pike Corp., 5.50%, 09/01/28(d)		130	130,296
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 1.00%, 11/10/21(c)		2,375	—

			912,660

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(d)		291	300,458
GrafTech Finance, Inc., 4.63%, 12/15/28(d)		66	66,990
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(b)(c)(e)		5,125	—

			367,448

Electronic Equipment, Instruments & Components — 0.1%
Energizer Holdings, Inc.(d)
4.75%, 06/15/28		34	34,722
4.38%, 03/31/29		6	5,856
Imola Merger Corp., 4.75%, 05/15/29(d)		192	197,002
Vertiv Group Corp., 4.13%, 11/15/28(d)		185	186,850
Xerox Corp., 4.80%, 03/01/35		98	98,125

			522,555

Energy Equipment & Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.(d)
6.88%, 04/01/27		106	111,300
6.25%, 04/01/28		166	173,092
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		58	60,320
6.88%, 09/01/27		279	294,694
Vallourec SA, 8.50%, 06/30/26(a)	EUR	8	9,377
Weatherford International Ltd.(d)
6.50%, 09/15/28	USD	4	4,232
8.63%, 04/30/30		68	70,594

			723,609

Environmental, Maintenance & Security Service — 0.1%
Covanta Holding Corp., 5.00%, 09/01/30		43	43,860
Covert Mergeco, Inc., 4.88%, 12/01/29(d)		24	24,360
GFL Environmental, Inc.(d)
3.75%, 08/01/25		85	85,850
5.13%, 12/15/26		88	91,520
4.00%, 08/01/28		142	139,160
3.50%, 09/01/28		65	64,025
4.75%, 06/15/29		83	83,726

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc.(d) (continued)
4.38%, 08/15/29	USD	33	$32,691
Stericycle, Inc., 3.88%, 01/15/29(d)		49	48,265
Tervita Corp., 11.00%, 12/01/25(d)		25	28,781
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		104	103,480

			745,718

Equity Real Estate Investment Trusts (REITs) — 0.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(d)		57	55,921
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(d)		52	53,040
Diversified Healthcare Trust, 9.75%, 06/15/25		53	57,343
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(d)		46	44,925
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(d)		59	59,590
Iron Mountain, Inc.(d)
5.25%, 07/15/30		88	92,736
5.63%, 07/15/32		66	70,632
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.63%, 06/15/25(d)		205	218,549
4.50%, 09/01/26		139	149,425
4.50%, 01/15/28		318	343,440
3.88%, 02/15/29(d)		101	106,050
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29		296	312,280
3.50%, 03/15/31		236	238,655
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		307	313,140
4.50%, 02/15/29(d)		24	24,000
RLJ Lodging Trust LP(d)
3.75%, 07/01/26		40	40,220
4.00%, 09/15/29		31	30,669
Service Properties Trust
4.35%, 10/01/24		12	11,760
7.50%, 09/15/25		79	85,591
5.50%, 12/15/27		42	43,104

			2,351,070

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
3.25%, 03/15/26		146	148,737
4.63%, 01/15/27		11	11,544
4.88%, 02/15/30		68	73,421
Bellis Acquisition Co. PLC, 4.50%, 02/16/26(a)	GBP	100	135,084
Kraft Heinz Foods Co.
5.00%, 07/15/35	USD	18	22,020
6.88%, 01/26/39		164	241,036
4.63%, 10/01/39		88	103,355
6.50%, 02/09/40		35	49,779
5.20%, 07/15/45		101	128,419
4.38%, 06/01/46		227	265,817
4.88%, 10/01/49		170	213,510
5.50%, 06/01/50		420	568,632
Lamb Weston Holdings, Inc.(d)
4.88%, 05/15/28		18	19,485
4.13%, 01/31/30		53	54,388

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
Lamb Weston Holdings, Inc.(d) (continued)
4.38%, 01/31/32	USD	51	$52,595
Ocado Group PLC, 3.88%, 10/08/26(a)	GBP	100	131,775
Performance Food Group, Inc., 4.25%, 08/01/29(d)	USD	105	104,166
Post Holdings, Inc.(d)
5.50%, 12/15/29		21	22,063
4.63%, 04/15/30		45	45,833
4.50%, 09/15/31		39	38,708
United Natural Foods, Inc., 6.75%, 10/15/28(d)		28	29,982
US Foods, Inc., 4.75%, 02/15/29(d)		115	116,869

			2,577,218

Food Products(d) — 0.2%
Aramark Services, Inc.
6.38%, 05/01/25		96	100,320
5.00%, 02/01/28		52	53,755
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25		272	280,010
4.63%, 11/15/28		76	78,087
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31		113	114,695
Pilgrim’s Pride Corp.
4.25%, 04/15/31		8	8,400
3.50%, 03/01/32		178	179,780
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		110	108,350

			923,397

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(d)		42	42,473

Health Care Equipment & Supplies(d) — 0.1%
Avantor Funding, Inc.
4.63%, 07/15/28		318	331,515
3.88%, 11/01/29		63	63,687
Hologic, Inc., 3.25%, 02/15/29		28	28,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		171	180,405
7.25%, 02/01/28		134	144,050

			747,657

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.(d)
5.50%, 07/01/28		66	69,371
5.00%, 04/15/29		44	45,210
AdaptHealth LLC(d)
6.13%, 08/01/28		24	25,440
5.13%, 03/01/30		16	16,280
AHP Health Partners, Inc., 5.75%, 07/15/29(d)		101	99,990
Akumin Escrow, Inc., 7.50%, 08/01/28(d)		19	17,813
Cano Health LLC, 6.25%, 10/01/28(d)		40	40,001
Centene Corp.
4.25%, 12/15/27		59	61,508
2.45%, 07/15/28		198	195,030
4.63%, 12/15/29		141	152,063
3.00%, 10/15/30		367	373,059
2.50%, 03/01/31		400	389,406
2.63%, 08/01/31		135	132,300

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.(d)
6.63%, 02/15/25	USD	379	$392,265
8.00%, 03/15/26		410	431,012
5.63%, 03/15/27		173	183,091
6.00%, 01/15/29		136	145,010
6.88%, 04/15/29		34	34,638
6.13%, 04/01/30		91	90,028
DaVita, Inc., 4.63%, 06/01/30(d)		3	3,071
Encompass Health Corp.
4.50%, 02/01/28		16	16,460
4.75%, 02/01/30		123	126,690
4.63%, 04/01/31		66	67,155
HCA, Inc., 3.50%, 09/01/30		354	374,134
Legacy LifePoint Health LLC(d)
6.75%, 04/15/25		116	120,930
4.38%, 02/15/27		44	44,330
LifePoint Health, Inc., 5.38%, 01/15/29(d)		74	73,630
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(d)		53	54,127
ModivCare, Inc., 5.88%, 11/15/25(d)		23	24,150
Molina Healthcare, Inc.(d)
4.38%, 06/15/28		12	12,360
3.88%, 11/15/30		79	81,962
3.88%, 05/15/32		64	64,400
Mozart Debt Merger Sub, Inc.(d)
3.88%, 04/01/29		130	129,541
5.25%, 10/01/29		329	333,488
Prime Healthcare Services, Inc., 7.25%, 11/01/25(d)		149	157,940
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(d)		17	17,964
Surgery Center Holdings, Inc.(d)
6.75%, 07/01/25		145	146,087
10.00%, 04/15/27		276	293,250
Teleflex, Inc., 4.25%, 06/01/28(d)		42	43,268
Tenet Healthcare Corp.(d)
7.50%, 04/01/25		41	43,150
4.88%, 01/01/26		202	207,480
5.13%, 11/01/27		343	357,149
4.63%, 06/15/28		26	26,715
6.13%, 10/01/28		101	106,677
4.25%, 06/01/29		51	51,790

			5,871,413

Health Care Technology — 0.2%
Catalent Pharma Solutions, Inc.(d)
5.00%, 07/15/27		41	42,599
3.13%, 02/15/29		58	57,211
3.50%, 04/01/30		156	155,558
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		229	230,965
Charles River Laboratories International, Inc.(d)
4.25%, 05/01/28		46	47,840
3.75%, 03/15/29		11	11,110
4.00%, 03/15/31		31	31,763
Chrome Bidco SASU, 3.50%, 05/31/28(a)	EUR	100	114,703
MEDNAX, Inc., 6.25%, 01/15/27(d)	USD	32	33,480
Syneos Health, Inc., 3.63%, 01/15/29(d)		154	152,075

			877,304

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(d)		23	21,889

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance, Inc.(d) 3.88%, 01/15/28	USD	60	$60,766
4.38%, 01/15/28		234	238,680
Affinity Gaming, 6.88%, 12/15/27(d)		49	50,960
Boyd Gaming Corp. 8.63%, 06/01/25(d)		39	41,789
4.75%, 12/01/27		58	59,160
4.75%, 06/15/31(d)		160	163,200
Boyne USA, Inc., 4.75%, 05/15/29(d)		78	80,340
Caesars Entertainment, Inc.(d) 6.25%, 07/01/25		481	504,870
8.13%, 07/01/27		357	395,356
4.63%, 10/15/29		148	148,000
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(d)		151	157,692
CCM Merger, Inc., 6.38%, 05/01/26(d)		53	55,186
Cedar Fair LP/Canada’s Wonderland
Co./Magnum Management Corp./Millennium
Op 5.50%, 05/01/25(d)		384	397,440
6.50%, 10/01/28		19	20,235
Churchill Downs, Inc., 4.75%, 01/15/28(d)		117	121,095
Everi Holdings, Inc., 5.00%, 07/15/29(d)		17	17,170
Golden Nugget, Inc., 6.75%, 10/15/24(d)		455	455,000
Hilton Domestic Operating Co., Inc. 5.75%, 05/01/28(d)		108	115,389
4.88%, 01/15/30		186	198,788
4.00%, 05/01/31(d)		73	74,645
MGM Resorts International, 5.75%, 06/15/25		73	78,566
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(d)		80	80,400
Peninsula Pacific Entertainment LLC/Peninsula
Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(d)		76	82,080
Penn National Gaming, Inc., 4.13%, 07/01/29(d)		30	29,100
Powdr Corp., 6.00%, 08/01/25(d)		67	69,680
Premier Entertainment Sub LLC/Premier
Entertainment Finance Corp.(d) 5.63%, 09/01/29		34	33,735
5.88%, 09/01/31		37	37,128
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(d)		57	57,570
Scientific Games International, Inc.(d) 8.63%, 07/01/25		65	69,388
8.25%, 03/15/26		301	316,803
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(d)		271	289,412
Station Casinos LLC, 4.63%, 12/01/31(d)		77	77,631
Travel + Leisure Co., 6.63%, 07/31/26(d)		43	47,680
Vail Resorts, Inc., 6.25%, 05/15/25(d)		89	92,560
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(d)		44	45,320
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(d)		198	200,970
Yum! Brands, Inc. 4.75%, 01/15/30(d)		24	25,980
5.35%, 11/01/43		14	15,481

			5,005,245

Security		Par (000)	Value

Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance
Co.(d)
4.63%, 08/01/29	USD	32	$31,600
4.63%, 04/01/30		32	31,440
Brookfield Residential Properties, Inc./Brookfield
Residential US LLC(d)
5.00%, 06/15/29		67	67,047
4.88%, 02/15/30		256	261,839
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(d)		104	109,200
Forestar Group, Inc., 3.85%, 05/15/26(d)		33	33,083
K Hovnanian Enterprises, Inc., 10.00%, 11/15/25(d)		20	21,200
Mattamy Group Corp., 4.63%, 03/01/30(d)		72	73,329
NCR Corp.(d)
5.75%, 09/01/27		20	20,900
5.00%, 10/01/28		57	58,710
5.13%, 04/15/29		30	31,056
6.13%, 09/01/29		78	83,354
New Home Co., Inc., 7.25%, 10/15/25(d)		22	22,440
Newell Brands, Inc., 6.00%, 04/01/46		35	44,906
SWF Escrow Issuer Corp., 6.50%, 10/01/29(d)		88	84,586
Taylor Morrison Communities, Inc.,
5.13%, 08/01/30(d)		20	22,000
Tempur Sealy International, Inc.(d)
4.00%, 04/15/29		87	88,523
3.88%, 10/15/31		88	88,166
Tri Pointe Homes, Inc., 5.70%, 06/15/28		18	19,800

			1,193,179

Independent Power and Renewable Electricity Producers(d) — 0.2%
Calpine Corp.
5.25%, 06/01/26		28	28,728
5.13%, 03/15/28		451	457,837
4.63%, 02/01/29		33	32,546
5.00%, 02/01/31		21	21,000
3.75%, 03/01/31		4	3,855
Clearway Energy Operating LLC
4.75%, 03/15/28		20	21,025
3.75%, 01/15/32		82	81,385
NRG Energy, Inc.
3.63%, 02/15/31		91	88,725
3.88%, 02/15/32		90	88,200
TerraForm Power Operating LLC,
4.75%, 01/15/30		74	77,579
Vistra Corp., (5 year CMT + 6.93%), 8.00%(f)(g)		138	145,935

			1,046,815

Insurance(d) — 0.4%
Acrisure LLC/Acrisure Finance, Inc.,
6.00%, 08/01/29		71	70,112
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer
4.25%, 10/15/27		371	371,000
6.75%, 10/15/27		731	758,412
5.88%, 11/01/29		347	353,038
AmWINS Group, Inc., 4.88%, 06/30/29		82	82,820
AssuredPartners, Inc., 5.63%, 01/15/29		47	45,708
BroadStreet Partners, Inc., 5.88%, 04/15/29		40	39,300
GTCR AP Finance, Inc., 8.00%, 05/15/27		4	4,150
HUB International Ltd., 7.00%, 05/01/26		416	427,440

			2,151,980

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services(d) — 0.1%
Arches Buyer, Inc., 4.25%, 06/01/28	USD	36	$35,981
Northwest Fiber LLC/Northwest Fiber Finance
Sub, Inc. 4.75%, 04/30/27		96	95,040
6.00%, 02/15/28		71	69,580
10.75%, 06/01/28		30	32,700
Twitter, Inc., 3.88%, 12/15/27		97	101,087

			334,388

Internet Software & Services(d) — 0.3%
ANGI Group LLC, 3.88%, 08/15/28		106	103,615
Endure Digital, Inc., 6.00%, 02/15/29		45	41,850
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		40	39,694
Match Group Holdings II LLC 4.63%, 06/01/28		43	44,737
4.13%, 08/01/30		65	65,650
3.63%, 10/01/31		35	33,994
Uber Technologies, Inc. 7.50%, 05/15/25		242	254,313
8.00%, 11/01/26		92	97,980
7.50%, 09/15/27		188	204,599
6.25%, 01/15/28		314	337,079
4.50%, 08/15/29		149	151,733

			1,375,244

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28(d)		35	34,738
Austin BidCo, Inc., 7.13%, 12/15/28(d)		23	23,748
Booz Allen Hamilton, Inc.(d) 3.88%, 09/01/28		101	102,767
4.00%, 07/01/29		145	149,768
CA Magnum Holdings, 5.38%, 10/31/26(d)		201	207,794
Camelot Finance SA, 4.50%, 11/01/26(d)		50	51,750
Dun & Bradstreet Corp.(d) 6.88%, 08/15/26		102	106,080
5.00%, 12/15/29		113	115,602
Fair Isaac Corp., 4.00%, 06/15/28(d)		63	64,760
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,409,089
Gartner, Inc.(d) 4.50%, 07/01/28		83	86,684
3.63%, 06/15/29		82	82,906
3.75%, 10/01/30		66	67,478
KBR, Inc., 4.75%, 09/30/28(d)		61	62,220
Rackspace Technology Global, Inc., 5.38%, 12/01/28(d)		47	45,825
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., 5.75%, 06/01/25(d)		190	196,650
Twilio, Inc., 3.88%, 03/15/31		112	113,086
ZoomInfo Technologies LLC/ZoomInfo Finance
Corp., 3.88%, 02/01/29(d)		157	155,650

			3,076,595

Leisure Products — 0.1%
Mattel, Inc. 5.88%, 12/15/27(d)		34	36,549
3.75%, 04/01/29(d)		45	46,631
6.20%, 10/01/40		65	84,102
5.45%, 11/01/41		119	142,056

			309,338

Security		Par (000)	Value

Machinery — 0.4%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(d)	USD	35	$35,262
Clark Equipment Co., 5.88%, 06/01/25(d)		24	24,900
Colfax Corp., 6.38%, 02/15/26(d)		63	65,126
Husky III Holding Ltd., (13.00% Cash or 13.75%
PIK), 13.00%, 02/15/25(d)(h)		445	467,250
Madison IAQ LLC(d) 4.13%, 06/30/28		31	31,078
5.88%, 06/30/29		849	849,000
Mueller Water Products, Inc., 4.00%, 06/15/29(d)		34	34,340
OT Merger Corp., 7.88%, 10/15/29(d)		37	36,399
Platin 1426 GmbH, 5.38%, 06/15/23(a)	EUR	100	113,623
Terex Corp., 5.00%, 05/15/29(d)	USD	92	94,530
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		155	157,325
TK Elevator US Newco Inc., 5.25%, 07/15/27(d)		200	210,250

			2,119,083

Media — 2.5%
Adelphia Communications Corp., 10.50%, 12/31/49(c)		400	—
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(d)		34	35,615
Altice Financing SA(d) 5.00%, 01/15/28		204	199,082
5.75%, 08/15/29		251	248,490
Altice France Holding SA(d) 10.50%, 05/15/27		539	579,425
6.00%, 02/15/28		272	259,760
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 10.00%, 06/15/26(d)(h)		83	82,009
AMC Networks, Inc., 4.25%, 02/15/29		39	38,756
Cable One, Inc.(d) 1.13%, 03/15/28(j)		66	65,328
4.00%, 11/15/30		34	33,320
CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 05/01/27(d)		48	49,440
5.00%, 02/01/28(d)		34	35,360
5.38%, 06/01/29(d)		117	126,259
4.50%, 08/15/30(d)		113	115,620
4.25%, 02/01/31(d)		263	265,309
4.50%, 05/01/32		231	237,641
4.50%, 06/01/33(d)		95	96,922
4.25%, 01/15/34(d)		294	289,245
Clear Channel International BV, 6.63%, 08/01/25(d)		200	207,500
Clear Channel Outdoor Holdings, Inc.(d) 7.75%, 04/15/28		189	202,230
7.50%, 06/01/29		256	273,280
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(d)		659	681,907
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		738	775,822
CSC Holdings LLC 5.25%, 06/01/24		344	357,760
4.13%, 12/01/30(d)		223	217,704
3.38%, 02/15/31(d)		205	191,931
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(d)		155	158,675
DISH DBS Corp. 5.88%, 07/15/22		582	591,457
7.75%, 07/01/26		71	74,905

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
DISH DBS Corp. (continued)
5.25%, 12/01/26(d)	USD	392	$398,188
5.75%, 12/01/28(d)		301	304,010
5.13%, 06/01/29		107	97,370
Frontier Communications Holdings LLC(d)
5.88%, 10/15/27		138	145,935
5.00%, 05/01/28		241	248,230
6.75%, 05/01/29		146	151,840
6.00%, 01/15/30		120	120,600
GCI LLC, 4.75%, 10/15/28(d)		29	29,761
iHeartCommunications, Inc., 8.38%, 05/01/27		12	11,949
Iliad Holding SAS(d)
6.50%, 10/15/26		200	210,146
7.00%, 10/15/28		200	210,314
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(a)	EUR	100	114,440
Lamar Media Corp., 4.00%, 02/15/30	USD	57	57,827
LCPR Senior Secured Financing DAC(d)
6.75%, 10/15/27		180	189,000
5.13%, 07/15/29		200	201,000
Liberty Broadband Corp., 2.75%, 09/30/50(d)(j)		481	487,246
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)(h)		199	156,008
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(d)		42	42,735
Live Nation Entertainment, Inc.(d)
4.88%, 11/01/24		9	9,090
6.50%, 05/15/27		357	390,469
4.75%, 10/15/27		30	30,825
3.75%, 01/15/28		49	48,633
Midas OpCo Holdings LLC, 5.63%, 08/15/29(d)		32	32,760
Outfront Media Capital LLC/Outfront Media Capital Corp.(d)
5.00%, 08/15/27		25	25,582
4.25%, 01/15/29		35	35,064
Radiate Holdco LLC/Radiate Finance, Inc.(d) 4.50%, 09/15/26		737	744,370
6.50%, 09/15/28		385	386,746
Scripps Escrow II, Inc., 3.88%, 01/15/29(d)		5	4,994
Sinclair Television Group Inc., 4.13%, 12/01/30(d)		100	94,750
Sirius XM Radio, Inc.(d)
3.13%, 09/01/26		156	156,045
4.00%, 07/15/28		163	163,911
5.50%, 07/01/29		5	5,388
4.13%, 07/01/30		45	45,000
3.88%, 09/01/31		207	202,953
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)		47	41,501
Terrier Media Buyer, Inc., 8.88%, 12/15/27(d)		100	108,077
Univision Communications, Inc.(d)
5.13%, 02/15/25		107	108,070
6.63%, 06/01/27		6	6,465
UPC Broadband Finco BV, 4.88%, 07/15/31(d)		200	204,000
Videotron Ltd., 3.63%, 06/15/29(d)		94	94,470
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(d)		200	201,262
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(d)		242	243,826
WMG Acquisition Corp., 3.88%, 07/15/30(d)		7	7,114

Security		Par (000)	Value

Media (continued)
Ziggo Bond Co. BV, 5.13%, 02/28/30(d)	USD	200	$201,000
Ziggo BV, 5.50%, 01/15/27(d)		150	154,125

			13,413,841

Metals & Mining — 0.5%
Allegheny Technologies, Inc.
4.88%, 10/01/29		32	32,032
5.13%, 10/01/31		37	37,278
Arconic Corp.(d)
6.00%, 05/15/25		13	13,585
6.13%, 02/15/28		145	154,309
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(d)		334	361,137
Constellium SE, 3.75%, 04/15/29(d)		500	491,947
Freeport-McMoRan, Inc.
4.38%, 08/01/28		92	96,485
5.40%, 11/14/34		11	13,393
5.45%, 03/15/43		365	458,838
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(d)		38	41,325
Kaiser Aluminum Corp.(d)
4.63%, 03/01/28		75	75,750
4.50%, 06/01/31		38	37,383
New Gold, Inc., 7.50%, 07/15/27(d)		170	180,625
Novelis Corp.(d)
3.25%, 11/15/26		133	134,164
4.75%, 01/30/30		364	382,655
3.88%, 08/15/31		139	138,131
Roller Bearing Co. of America, Inc.,
4.38%, 10/15/29(d)		39	39,780
United States Steel Corp., 6.88%, 03/01/29		130	139,912

			2,828,729

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23(d)		9	9,315

Multiline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(d)		123	130,549

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 3.63%, 05/01/29(d)		31	31,078

Oil, Gas & Consumable Fuels — 2.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(d)		110	118,162
Antero Midstream Partners LP/Antero Midstream Finance Corp.(d)
5.75%, 03/01/27		66	68,393
5.75%, 01/15/28		15	15,729
5.38%, 06/15/29		66	69,631
Antero Resources Corp.(d)
7.63%, 02/01/29		53	58,830
5.38%, 03/01/30		25	26,725
Apache Corp.
4.25%, 01/15/30		62	67,282
5.10%, 09/01/40		174	196,620
5.25%, 02/01/42		18	20,790
5.35%, 07/01/49		23	26,278
Arcosa, Inc., 4.38%, 04/15/29(d)		117	118,609
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(d)
9.00%, 11/01/27		222	296,370

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(d) (continued)
5.88%, 06/30/29	USD	146	$140,480
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		314	313,708
Buckeye Partners LP 5.85%, 11/15/43		16	15,700
5.60%, 10/15/44		6	5,842
Callon Petroleum Co. 6.13%, 10/01/24		33	32,505
9.00%, 04/01/25(d)		227	245,160
8.00%, 08/01/28(d)		197	198,970
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(a)	EUR	100	111,943
Cheniere Energy Partners LP 4.50%, 10/01/29	USD	190	201,400
4.00%, 03/01/31		230	241,258
3.25%, 01/31/32(d)		178	179,780
Cheniere Energy, Inc., 4.63%, 10/15/28		540	574,409
Chesapeake Energy Corp., 5.88%, 02/01/29(d)		5	5,349
CITGO Petroleum Corp.(d) 7.00%, 06/15/25		90	92,618
6.38%, 06/15/26		74	75,110
Civitas Resources, Inc., 5.00%, 10/15/26(d)		28	28,274
CNX Midstream Partners LP, 4.75%, 04/15/30(d)		30	29,888
CNX Resources Corp., 6.00%, 01/15/29(d)		27	28,080
Colgate Energy Partners III LLC(d) 7.75%, 02/15/26		38	41,040
5.88%, 07/01/29		129	132,870
Comstock Resources, Inc.(d) 7.50%, 05/15/25		96	99,000
6.75%, 03/01/29		161	174,621
5.88%, 01/15/30		106	108,650
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(d)		250	260,937
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(d)		2	2,077
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		435	444,787
DCP Midstream Operating LP(d) 6.45%, 11/03/36		250	327,170
6.75%, 09/15/37		10	13,377
DT Midstream, Inc.(d) 4.13%, 06/15/29		139	142,301
4.38%, 06/15/31		178	185,120
Dycom Industries, Inc., 4.50%, 04/15/29(d)		33	33,619
eG Global Finance PLC 6.75%, 02/07/25(d)		200	202,500
6.25%, 10/30/25(a)	EUR	142	165,709
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50%(f)(g)	USD	204	207,570
EnLink Midstream LLC, 5.63%, 01/15/28(d)		56	58,240
EnLink Midstream Partners LP 4.40%, 04/01/24		136	142,120
4.85%, 07/15/26		39	41,048
5.60%, 04/01/44		74	74,635
EQM Midstream Partners LP 6.00%, 07/01/25(d)		88	95,700
4.13%, 12/01/26		17	17,425
6.50%, 07/01/27(d)		117	131,040
4.50%, 01/15/29(d)		55	57,200

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP (continued)
4.75%, 01/15/31(d)	USD	236	$249,570
EQT Corp. 3.13%, 05/15/26(d)		57	58,512
3.90%, 10/01/27		116	124,412
5.00%, 01/15/29		10	11,075
7.50%, 02/01/30		39	50,115
3.63%, 05/15/31(d)		16	16,600
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(d)		6	6,300
Harvest Midstream I LP, 7.50%, 09/01/28(d)		20	21,400
Hess Midstream Operations LP, 4.25%, 02/15/30(d)		82	81,385
Howard Midstream Energy Partners LLC, 6.75%, 01/15/27(d)		17	17,420
Independence Energy Finance LLC, 7.25%, 05/01/26(d)		157	163,084
ITT Holdings LLC, 6.50%, 08/01/29(d)		109	107,910
MasTec, Inc., 4.50%, 08/15/28(d)		66	68,557
Matador Resources Co., 5.88%, 09/15/26		152	156,560
Murphy Oil Corp., 5.75%, 08/15/25		55	56,533
Murphy Oil USA, Inc., 4.75%, 09/15/29		109	114,722
Nabors Industries Ltd.(d) 7.25%, 01/15/26		17	15,725
7.50%, 01/15/28		44	39,820
Nabors Industries, Inc., 7.38%, 05/15/27(d)		66	68,323
New Fortress Energy, Inc.(d) 6.75%, 09/15/25		296	298,960
6.50%, 09/30/26		309	306,682
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(d)		80	82,504
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		186	260,407
Northern Oil and Gas, Inc., 8.13%, 03/01/28(d)		203	214,165
NuStar Logistics LP 5.75%, 10/01/25		41	44,121
6.00%, 06/01/26		124	134,540
6.38%, 10/01/30		2	2,220
Occidental Petroleum Corp. 6.95%, 07/01/24		19	21,125
5.50%, 12/01/25		33	36,609
5.55%, 03/15/26		12	13,360
3.00%, 02/15/27		2	2,030
8.88%, 07/15/30		2	2,697
4.30%, 08/15/39		186	185,492
6.20%, 03/15/40		291	357,930
4.50%, 07/15/44		98	100,940
4.63%, 06/15/45		197	204,387
6.60%, 03/15/46		7	9,083
4.40%, 04/15/46		230	235,750
4.10%, 02/15/47		33	32,340
4.20%, 03/15/48		133	133,000
4.40%, 08/15/49		35	35,438
PDC Energy, Inc., 6.13%, 09/15/24		68	68,850
Range Resources Corp. 4.88%, 05/15/25		39	40,268
9.25%, 02/01/26		19	20,478
Rockcliff Energy II LLC, 5.50%, 10/15/29(d)		104	107,120
SM Energy Co. 10.00%, 01/15/25(d)		242	266,355
5.63%, 06/01/25		22	22,165

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
SM Energy Co. (continued)
6.75%, 09/15/26	USD	37	$38,018
6.50%, 07/15/28		23	23,805
Southwestern Energy Co. 5.38%, 02/01/29		124	131,130
4.75%, 02/01/32		72	75,824
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26(d)		43	44,803
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28		151	159,682
Tap Rock Resources LLC, 7.00%, 10/01/26(d)		237	246,480
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.38%, 02/01/27		17	17,520
5.50%, 03/01/30		267	291,697
4.88%, 02/01/31		89	96,650
Transocean, Inc., 11.50%, 01/30/27(d)		167	163,660
Venture Global Calcasieu Pass LLC(d) 3.88%, 08/15/29		250	259,375
4.13%, 08/15/31		228	241,680
3.88%, 11/01/33		471	494,823
Vine Energy Holdings LLC, 6.75%, 04/15/29(d)		188	203,980
Western Midstream Operating LP 4.75%, 08/15/28		95	104,975
5.45%, 04/01/44		217	259,315
5.30%, 03/01/48		51	61,455
5.50%, 08/15/48		13	15,529
6.50%, 02/01/50		157	185,653

			14,545,742

Personal Products — 0.0%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(d)		48	48,780

Pharmaceuticals — 0.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(d)		93	97,650
Bausch Health Cos., Inc.(d) 9.00%, 12/15/25		255	268,561
7.00%, 01/15/28		119	118,405
4.88%, 06/01/28		45	45,900
5.00%, 02/15/29		122	107,665
6.25%, 02/15/29		108	102,626
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(a)	EUR	100	118,637
Elanco Animal Health, Inc., 5.90%, 08/28/28	USD	57	66,120
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(d)		240	244,301
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(d)		154	150,920
Gruenenthal GmbH, 4.13%, 05/15/28(a)	EUR	100	117,310
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(a)		200	226,934
Option Care Health, Inc., 4.38%, 10/31/29(d)	USD	43	43,108
Organon & Co./Organon Foreign Debt Co-Issuer BV(d) 4.13%, 04/30/28		200	203,250
5.13%, 04/30/31		200	208,936

Security		Par (000)	Value

Pharmaceuticals (continued)
P&L Development LLC/PLD Finance Corp.,
7.75%, 11/15/25(d)	USD	88	$88,110
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)		282	288,184
PRA Health Sciences, Inc., 2.88%, 07/15/26(d)		200	200,250
Prestige Brands, Inc., 3.75%, 04/01/31(d)		70	67,900
Teva Pharmaceutical Finance Netherlands II BV,
3.75%, 05/09/27	EUR	100	113,195

			2,877,962

Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(d)	USD	90	96,300
DIC Asset AG, 2.25%, 09/22/26(a)	EUR	100	107,873
Howard Hughes Corp.(d)
5.38%, 08/01/28	USD	8	8,520
4.13%, 02/01/29		51	51,681
4.38%, 02/01/31		63	63,630
Kennedy-Wilson, Inc., 4.75%, 02/01/30		44	44,603
Realogy Group LLC/Realogy Co-Issuer Corp.(d)
7.63%, 06/15/25		41	43,460
5.75%, 01/15/29		91	93,275
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27(a)	GBP	41	61,616
WeWork Cos. LLC/WW Co-Obligor, Inc., 5.00%, 07/10/25(d)	USD	104	90,284

			661,242

Road & Rail — 0.0%
Autostrade per l’Italia SpA, 2.00%, 01/15/30(a)	EUR	100	117,311
Seaspan Corp., 5.50%, 08/01/29(d)	USD	101	101,505

			218,816

Semiconductors & Semiconductor Equipment(d) — 0.1%
ON Semiconductor Corp., 3.88%, 09/01/28		106	108,650
Sensata Technologies BV, 4.00%, 04/15/29		78	79,658
Sensata Technologies, Inc.
4.38%, 02/15/30		164	172,200
3.75%, 02/15/31		49	48,826
Synaptics, Inc., 4.00%, 06/15/29		61	61,915

			471,249

Software — 0.4%
Black Knight InfoServ LLC, 3.63%, 09/01/28(d)		122	121,840
Boxer Parent Co., Inc.(d)
7.13%, 10/02/25		148	155,215
9.13%, 03/01/26		215	224,137
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		88	86,900
Elastic NV, 4.13%, 07/15/29(d)		120	118,726
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(d)		112	114,629
MicroStrategy, Inc., 6.13%, 06/15/28(d)		102	102,255
MSCI, Inc.(d)
3.63%, 09/01/30		64	65,440
3.88%, 02/15/31		16	16,660
3.63%, 11/01/31		41	42,538
3.25%, 08/15/33		58	58,652
Open Text Corp.(d)
3.88%, 02/15/28		2	2,039
3.88%, 12/01/29		50	50,625
Playtika Holding Corp., 4.25%, 03/15/29(d)		122	119,560

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
PTC, Inc., 4.00%, 02/15/28(d)	USD	80	$81,400
Rocket Software, Inc., 6.50%, 02/15/29(d)		49	47,804
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		285	297,825
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(d)		501	518,535

			2,224,780

Specialty Retail(d) — 0.2%
Arko Corp., 5.13%, 11/15/29		58	56,042
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29		503	546,384
Staples, Inc.
7.50%, 04/15/26		130	133,575
10.75%, 04/15/27		58	54,665

			790,666

Technology Hardware, Storage & Peripherals — 0.0%
II-VI, Inc., 5.00%, 12/15/29(d)		111	113,355

Textiles, Apparel & Luxury Goods(d) — 0.0%
Crocs, Inc.
4.25%, 03/15/29		56	55,300
4.13%, 08/15/31		63	61,582
Kontoor Brands, Inc., 4.13%, 11/15/29		32	32,000
Levi Strauss & Co., 3.50%, 03/01/31		35	35,687
William Carter Co., 5.50%, 05/15/25		11	11,413
Wolverine World Wide, Inc., 4.00%, 08/15/29		33	32,085

			228,067

Thrifts & Mortgage Finance — 0.1%
Enact Holdings, Inc., 6.50%, 08/15/25(d)		129	140,932
Home Point Capital, Inc., 5.00%, 02/01/26(d)		65	60,288
MGIC Investment Corp., 5.25%, 08/15/28		47	49,350
Nationstar Mortgage Holdings, Inc.(d)
6.00%, 01/15/27		54	56,252
5.13%, 12/15/30		34	33,575
5.75%, 11/15/31		32	31,840
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc., 2.88%, 10/15/26(d)		60	59,550

			431,787

Utilities(d) — 0.0%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/26		23	23,922
6.50%, 10/15/28		20	20,900
Vistra Operations Co. LLC
5.63%, 02/15/27		99	101,970
4.38%, 05/01/29		73	73,119

			219,911

Wireless Telecommunication Services — 0.5%
Altice France SA(d)
8.13%, 02/01/27		334	356,963
5.13%, 07/15/29		351	342,383
5.50%, 10/15/29		200	197,000
SBA Communications Corp., 3.88%, 02/15/27		420	432,600
T-Mobile USA, Inc.
2.63%, 02/15/29		45	44,325
2.88%, 02/15/31		133	131,351
3.50%, 04/15/31		138	143,572
3.50%, 04/15/31(d)		116	120,684

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(d)	USD	140	$139,519
VICI Properties LP/VICI Note Co., Inc.(d)
4.25%, 12/01/26		392	408,256
4.63%, 12/01/29		321	341,616
4.13%, 08/15/30		24	25,380
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31(d)		200	202,500

			2,886,149

Total Corporate Bonds — 20.8% (Cost: $118,537,705)			112,254,485

Floating Rate Loan Interests(f)

Aerospace & Defense — 4.6%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		5,594	5,599,067
Term Loan C, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		1,138	1,138,793
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.22%, 10/31/26		816	814,455
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(k)		326	324,676
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		1,786	1,735,126
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		3,322	3,227,334
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26		770	652,761
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		2,002	2,024,522
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		6,054	6,051,784
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 01/15/25		884	884,308
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		2,394	2,358,664

			24,811,490

Air Freight & Logistics — 0.4%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		515	513,645
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,554	1,504,387

			2,018,032

Airlines — 2.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		1,131	1,169,974
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		1,802	1,794,992
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		577	541,871
2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 2.11%, 12/15/23		2,232	2,180,766

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27	USD	2,644	$2,784,235
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,295	3,299,581

			11,771,419

Auto Components — 2.4%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		724	723,607
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		3,217	3,194,943
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 01/31/28		2,218	2,203,863
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.22%, 05/16/24		4,348	4,311,225
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.47%, 12/02/26		248	246,040
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.18%, 02/05/26		2,302	2,266,022

			12,945,700

Banks — 0.7%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		2,450	2,450,856
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 5.50%, 10/29/28		1,419	1,415,453

			3,866,309

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		161	160,914
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		518	515,738

			676,652

Building Products — 2.2%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		2,600	2,585,365
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		1,528	1,527,196
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28		727	726,055
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 4.00%), 4.00%, 04/12/28	EUR	1,000	1,138,261
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27	USD	469	470,874
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		1,437	1,437,965
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		3,714	3,710,629

			11,596,345

Capital Markets — 2.4%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		2,373	2,372,600

Security		Par (000)		Value

Capital Markets (continued)
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27	USD	5,464		$5,466,178
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		1,594		1,621,895
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		1,438		1,435,474
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		—	(l)	247
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, (PRIME + 1.50%), 4.75%, 06/24/28		245		243,919
2021 Term Loan, (1 mo. LIBOR + 2.50%), 3.00%, 07/01/28		1,061		1,054,339
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24		520		518,891

				12,713,543

Chemicals — 4.6%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		2,929		2,942,164
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28		3,076		3,067,856
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.97%, 06/01/24		1,249		1,247,360
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,336		1,325,128
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 01/31/26		1,764		1,755,792
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		1,240		1,230,950
Lonza Group AG, USD Term Loan B, (6 mo. LIBOR + 4.00%), 4.75%, 07/03/28		915		914,155
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.72%, 03/02/26		2,824		2,798,947
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/14/24(c)		378		378,403
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,523		1,520,087
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/29/27		650		640,336
Oxea Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 3.44%, 10/14/24		1,533		1,518,118
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 06/09/28		1,538		1,535,517
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 07/31/26(c)		623		619,108
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		942		932,112
Sparta U.S. HoldCo LLC, 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 08/02/28		1,248		1,248,387

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/01/25	USD	332	$330,588
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		475	475,356

			24,480,364

Commercial Services & Supplies — 4.2%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		2,328	2,317,243
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 3.23%, 11/03/23		1,208	1,204,045
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		916	911,445
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		697	691,661
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28(c)		986	987,848
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 5.35%, 01/20/29		1,402	1,395,284
Clean Harbors Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 10/08/28		618	616,844
Covanta Holding Corp.(k)
2021 Term Loan B, 11/30/28		999	999,838
2021 Term Loan C, 11/30/28		75	74,894
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		1,711	1,705,148
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		2,680	2,676,280
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		448	446,697
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(c)		1,329	1,302,283
Packers Holdings LLC, 2021 Term Loan, (6 mo. LIBOR + 3.25%), 4.00%, 03/09/28		1,482	1,471,485
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.50%, 09/23/26		1,494	1,492,075
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/16/26		396	358,705
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		3,263	3,259,129
Viad Corp, Initial Term Loan, (3 mo. LIBOR + 5.00%), 5.50%, 07/30/28		694	692,094

			22,602,998

Construction & Engineering — 1.9%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		3,581	3,496,961
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 09/30/29(c)		815	802,775

Security		Par (000)	Value

Construction & Engineering (continued)
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28	USD	925	$920,875
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		3,448	3,437,357
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 05/12/28		1,561	1,557,561

			10,215,529

Construction Materials — 1.8%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 07/27/28		6,018	5,975,313
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		2,122	2,101,664
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		993	991,656
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 3.22%, 06/01/26		770	764,669

			9,833,302

Containers & Packaging — 1.9%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		2,230	2,198,473
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		3,775	3,779,672
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/02/28		1,926	1,920,455
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 07/31/26		546	543,126
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 08/18/27		1,039	1,035,623
Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 4.00%, 09/15/28		51	50,970
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 4.50%, 09/15/28		893	891,662

			10,419,981

Distributors — 0.9%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		1,302	1,292,217
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		1,000	951,910
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		3,246	2,790,365

			5,034,492

Diversified Consumer Services — 2.8%
Ascend Learning, LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		535	535,893
2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 12/11/28		2,365	2,359,584

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 11/24/28	USD	820	$817,950
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 07/11/25		2,612	2,599,162
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		2,743	2,583,616
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 2.40%, 05/15/24		1,109	1,101,346
Ola Singapore PTE, Ltd., Term Loan, 12/03/26(c)(k)		767	770,835
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/28/27		516	515,258
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 8.50%, 08/10/23		417	420,407
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		854	796,433
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27		1,675	1,674,875
Voyage Australia Pty Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 07/20/28		657	656,735

			14,832,094

Diversified Financial Services — 9.2%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		1,244	1,247,744
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 03/10/28(c)		754	753,482
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 02/04/28		1,539	1,532,191
APi Group DE, Inc., 2021 Incremental Term Loan B, 0.00%, 12/18/28		707	705,989
AQGEN Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 08/02/28		3,129	3,112,573
Belron Finance US LLC, 2021 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 04/13/28		1,728	1,725,653
Castlelake Aviation Ltd., Term Loan B, 10/22/26(k)		2,058	2,052,099
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 09/01/28		2,826	2,810,994
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/01/28		595	597,416
2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		3,254	3,254,821
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.22%, 02/07/25		1,149	1,143,514
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		760	761,992
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,328	1,319,376

Security		Par (000)	Value

Diversified Financial Services (continued)
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29	USD	218	$220,385
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		534	531,773
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		2,779	2,756,379
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 11/02/27		899	898,698
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		4,300	4,299,468
PECF USS Intermediate Holding III Corp., Term Loan B, 12/15/28		1,246	1,246,108
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		2,134	2,125,336
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 02/08/28		646	644,206
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 2.14%, 11/05/28		1,175	1,173,531
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 2.63%, 01/23/25		1,717	1,665,420
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.47%, 07/30/25		2,050	1,974,970
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		6,625	6,618,565
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		1,306	1,298,585
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		1,100	1,100,011
Ziggo Financing Partnership, USD Term Loan I, (3 mo. LIBOR + 2.50%), 2.61%, 04/30/28		1,876	1,854,107

			49,425,386

Diversified Telecommunication Services — 2.0%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/30/27		505	503,638
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 10/02/27		713	710,909
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		1,771	1,767,204
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		455	453,671
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		179	179,268
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26		1,706	1,704,643
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,676	1,653,310

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28	USD	1,783	$1,774,085
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.34%, 01/15/27	GBP	1,400	1,868,232

			10,614,960

Electric Utilities — 1.0%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	1,176	1,174,270
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		4,306	4,256,442

			5,430,712

Electrical Equipment — 0.9%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 06/23/28		1,351	1,347,238
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		2,157	2,151,125
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(k)		1,519	1,515,203

			5,013,566

Entertainment — 0.3%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(c)		1,741	1,776,238

Environmental, Maintenance & Security Service — 0.5%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		1,753	1,744,539
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 11/02/27		1,078	1,078,760

			2,823,299

Food & Staples Retailing — 0.5%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		480	476,985
US Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		739	730,326
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/17/28		1,388	1,386,024

			2,593,335

Food Products — 2.3%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/01/25		1,099	1,081,264
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 5.50%, 10/01/25(c)		1,348	1,358,393
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		415	413,832
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/25/27		2,739	2,743,434
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		3,289	3,241,774

Security		Par (000)	Value

Food Products (continued)
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26	USD	1,686	$1,674,678
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		1,345	1,342,869
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		609	607,531

			12,463,775

Health Care Equipment & Supplies — 2.1%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 11/03/28		2,172	2,169,285
Electron BidCo Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 11/01/28		1,934	1,926,879
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 05/04/28		682	681,152
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		3,001	2,999,793
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		2,034	2,031,811
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	874	994,891
Toruk AS, 2021 USD Term Loan B, 11/02/28(k)	USD	570	557,285

			11,361,096

Health Care Providers & Services — 2.7%
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/06/28		1,412	1,409,487
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		908	906,817
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		1,418	1,417,583
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,709	1,370,516
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 02/18/27		1,955	1,941,831
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.25%, 11/15/29		508	507,653
2021 Delayed Draw Term Loan, 11/15/28		64	63,931
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 11/15/28		377	375,065
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.72%, 03/05/26		937	864,348
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 09/01/28		771	769,740
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 4.25%, 02/14/25		46	46,466
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		2,247	2,236,462
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 12/22/28		2,475	2,471,797

			14,381,696

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Services — 0.8%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 07/24/26	USD	2,387	$2,374,692
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		536	528,855
Unified Physician Management LLC, 2020 Term Loan, (1 mo. LIBOR + 4.25%), 5.00%, 12/16/27		1,643	1,641,894

			4,545,441

Health Care Technology — 2.7%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		326	325,215
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		2,997	2,993,155
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		1,938	1,928,531
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		3,868	3,864,870
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 07/24/26		2,334	2,331,586
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		266	265,354
Verscend Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 04/02/29(c)		2,740	2,740,000

			14,448,711

Hotels, Restaurants & Leisure — 6.6%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		2,736	2,694,979
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		491	479,093
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		876	878,677
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.88%, 10/19/24.		1,085	1,073,268
Boyd Gaming Corp., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.35%, 09/15/23		1,069	1,067,570
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,797	1,786,036
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		1,069	1,068,576
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/17/28		691	685,599
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		816	828,139
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		4,179	3,960,727
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		893	888,656
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		1,709	1,697,214

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(c)	USD	201	$214,298
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		3,253	3,250,212
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,385	1,381,700
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		659	640,458
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,745	1,735,358
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		1,132	1,127,423
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26		1,055	1,051,050
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27		1,979	1,960,106
Travelport Finance (Luxembourg) Sarl(h)
2020 Super Priority Term Loan, (6.50% PIK), 2.50%, 02/28/25		1,580	1,669,377
2021 Consented Term Loan, (1.75% PIK), 5.22%, 05/29/26		2,616	2,171,470
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		1,189	1,188,501
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 08/03/28		2,006	1,996,873

			35,495,360

Household Durables — 1.0%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		3,073	3,027,451
Snap One Holdings Corp, Term Loan B, (1 mo. LIBOR + 4.50%), 5.00%, 12/08/28		946	939,873
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		729	721,710
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 10/30/27		864	864,286

			5,553,320

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 2.50%, 03/03/28		476	473,423

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		662	655,912
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		1,051	1,036,471
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/05/26		1,903	1,880,304

			3,572,687

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 2.5%
AVSC Holding Corp.(h)
2020 Term Loan B1, (0.25% PIK), 4.25%, 03/03/25	USD	3,630	$3,325,322
2020 Term Loan B3, (10.00% PIK), 10.00%, 10/15/26		1,407	1,633,655
Diamond (BC) B.V., 2021 Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 09/29/28		1,702	1,694,018
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,426	1,432,984
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 07/28/28		966	906,033
Vertical US Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%), 4.00%, 07/30/27		1,691	1,690,470
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		2,601	2,582,577

			13,265,059

Insurance — 4.0%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		2,415	2,389,156
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		4,461	4,452,077
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,178	1,165,278
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/19/28		2,984	2,959,668
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		1,294	1,282,885
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 02/12/27		772	769,611
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 04/25/25		2,363	2,334,311
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.00%, 04/25/25		3,002	2,998,814
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/15/27		165	161,727
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		1,016	1,014,570
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		1,360	1,357,763
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		734	733,895

			21,619,755

Interactive Media & Services — 2.5%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 06/26/28		2,207	2,206,999
Arches Buyer, Inc., 2021 Term Loan B, (1 mo.
LIBOR + 3.25%), 3.75%, 12/06/27		2,113	2,095,505
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		2,978	2,973,274

Security		Par (000)	Value

Interactive Media & Services (continued)
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27	USD	1,704	$1,688,867
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		4,521	4,538,661

			13,503,306

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27		2,410	2,409,356
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.75%, 02/12/27		326	324,144

			2,733,500

Internet Software & Services — 0.5%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		2,399	2,398,358

IT Services — 6.5%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.75%), 8.50%, 11/24/28		1,275	1,277,129
2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		685	684,834
Banff Merger Sub, Inc., 2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		2,040	2,025,492
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/30/26		2,995	2,972,224
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/21/28		1,492	1,489,672
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.00%, 06/04/29		1,120	1,127,706
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/02/28		3,707	3,699,297
Fleetcor Technologies Operating Company LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/28/28		1,960	1,936,445
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		5,063	5,077,540
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(c)		1,365	1,366,964
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		431	394,097
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		2,248	2,194,220
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		3,730	3,827,913
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/05/26		860	859,258
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,655	1,638,728
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.75%, 12/01/28		2,642	2,633,414
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/11/28		932	934,287

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28	USD	867	$862,023
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/02/26		192	192,240

			35,193,483

Leisure Products — 0.3%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 4.50%, 12/01/28(c)		861	859,924
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		773	755,503

			1,615,427

Life Sciences Tools & Services — 2.6%
Avantor Funding, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.50%, 11/21/24		380	379,245
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		2,545	2,542,224
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		4,011	4,020,873
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		2,365	2,364,229
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		589	589,051
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		1,092	1,095,721
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 11/15/28		3,005	3,003,057

			13,994,400

Machinery — 3.1%
Albion Financing 3 SARL, USD Term Loan, (3 mo. LIBOR + 5.25%), 5.75%, 08/17/26		1,624	1,623,496
ASP Blade Holdings, Inc, Initial Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 10/13/28		597	596,504
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 05/18/24		1,200	1,197,185
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		372	372,215
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		1,036	1,034,029
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		2,502	2,472,362
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		3,636	3,630,167
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28		112	111,965
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.35%, 03/28/25		5,991	5,884,709

			16,922,632

Security		Par (000)		Value

Media — 11.8%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25	USD	653		$643,978
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.87%, 01/31/26		1,741		1,719,929
Altice France SA, 2018 Term Loan B13, (2 mo. LIBOR + 4.00%), 4.12%, 08/14/26		2,802		2,785,540
AMC Entertainment Holdings, Inc., 04/22/26(k)		836		751,314
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 05/03/28		435		434,454
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		2,594		2,587,289
City Football Group Ltd., Term Loan, (6 mo. LIBOR + 3.50%), 4.00%, 07/21/28(c)		1,407		1,396,447
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		5,788		5,703,213
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		9,015		9,009,744
CSC Holdings LLC
2017 Term Loan B1, (3 mo. LIBOR + 2.25%), 2.36%, 07/17/25		582		572,482
2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		1,956		1,929,174
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		764		762,653
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		2,278		2,152,032
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		1,537		1,522,139
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/17/26		2,274		2,206,842
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		4,197		4,173,114
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		2,946		2,949,160
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		1,095		1,100,015
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.50%), 2.60%, 09/18/26		1,544		1,539,883
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(l)	207
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(c)		4,338		4,327,281
Trader Interactive LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 07/28/28(c)		523		520,385
UPC Financing Partnership, 2021 USD Term Loan AX, (3 mo. LIBOR + 3.00%), 3.11%, 01/31/29		509		506,984
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.36%, 01/31/29		2,097		2,094,714
USD Term Loan N, (3 mo. LIBOR + 2.50%), 2.61%, 01/31/28		2,578		2,552,993

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25	USD	3,122	$3,050,622
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		591	588,484
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		5,890	5,806,635

			63,387,707

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.68%, 07/31/25		2,029	2,029,066

Oil, Gas & Consumable Fuels — 0.5%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		555	598,928
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		1,430	1,348,051
Freeport LNG Investments, LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 12/21/28		142	140,170
Lealand Finance Company BV, 2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 1.10%, 06/30/25		332	144,475
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(c)		46	26,233
Murphy USA, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 2.25%, 01/31/28		571	570,890

			2,828,747

Personal Products — 1.1%
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(k)		359	355,636
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 2.50%, 07/03/28(c)		411	412,207
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%), 4.50%, 10/01/26		5,358	5,375,391

			6,143,234

Pharmaceuticals — 2.6%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		1,316	1,301,173
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 2.50%, 02/22/28		2,312	2,312,148
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.85%, 08/01/27		931	917,810
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		1,762	1,735,955
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 05/05/28		2,145	2,151,861
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		1,409	1,408,943
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/18/27		1,155	1,149,052
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		3,049	3,033,175

			14,010,117

Security	Par (000)		Value

Professional Services — 0.8%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26 USD	4,053		$4,033,787

Real Estate Management & Development — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25	1,298		1,287,688

Road & Rail — 0.2%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 08/04/25(c)	1,364		1,242,897

Semiconductors & Semiconductor Equipment — 0.5%
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(k)	2,347		2,340,546
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26	—	(l)	31
Synaptics Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.75%, 12/02/28	554		552,228

			2,892,805

Software — 14.4%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/30/24	1,271		1,261,069
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24	437		436,271
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 09/19/25	630		633,938
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 02/12/25	2,678		2,684,371
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28	771		774,855
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(c)	1,304		1,300,740
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28	3,634		3,620,372
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28	898		894,956
Cornerstone OnDemand, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/16/28	1,058		1,053,842
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24	502		487,624
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23	352		345,752
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 02/04/28	252		252,367
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28	1,886		1,926,870
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28	1,887		1,872,111
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.88%, 10/27/28	4,980		4,957,789
Instructure Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 10/30/28	644		640,780

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(c)	USD	517	$516,154
IPS Corporation, 2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 7.50%, 10/01/29		919	919,763
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		5,312	5,293,415
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		2,587	2,563,562
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		810	810,765
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		1,387	1,388,395
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/18/28(c)		824	824,000
Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 12/17/27		1,903	1,902,337
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29		1,281	1,292,209
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		2,669	2,656,160
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		5,772	5,751,626
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.25%, 04/23/29		2,629	2,659,319
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25		584	577,759
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 08/01/25		3,495	3,474,143
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27		4,531	4,527,917
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		327	322,873
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		403	398,006
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		1,709	1,689,401

Tempo Acquisition LLC
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		3,812	3,815,337
2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/31/28		440	440,997
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		2,577	2,582,179
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27		1,630	1,633,265
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		4,900	4,871,377
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		3,460	3,447,156

			77,501,822

Security		Par (000)	Value

Specialty Retail — 3.2%

Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25	USD	1,988	$1,974,273
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		1,140	1,130,713
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%), 4.75%, 03/31/26(c)		503	506,635
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		602	598,237
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 05/04/28		2,671	2,670,580
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,857	1,851,300
Medical Solutions LLC 2021 Delayed Draw Term Loan, 11/01/28		10	9,703
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 11/01/28		1,768	1,764,149
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		4,693	4,696,394
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,087	1,071,626
Woof Holdings, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		487	487,318
2nd Lien Term Loan, (6 mo. LIBOR + 7.25%), 8.00%, 12/21/28		495	497,787

			17,258,715

Technology Hardware, Storage & Peripherals — 0.3%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26(c)		1,596	1,555,873

Trading Companies & Distributors — 0.6%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 05/19/28		1,227	1,219,083
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		1,357	1,346,383
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.97%, 04/03/28		601	601,815

			3,167,281

Wireless Telecommunication Services — 0.9%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/30/28		973	972,460
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/26/28		627	626,522
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		3,335	3,295,639

			4,894,621

Total Floating Rate Loan Interests — 126.5% (Cost: $679,874,374)			681,271,535

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies

Equity Funds — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		4,875	$467,366

Fixed Income Funds — 0.1%
Invesco Senior Loan ETF		32,500	718,250

Total Investment Companies — 0.2% (Cost: $1,143,683)			1,185,616

		Benefical Interest (000)

Other Interests(m)

IT Services(b)(c) — 0.0%
Millennium Corp	USD	1,156	—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 0.5%(f)(g)

Automobiles — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%	USD	50	57,000

Banks — 0.1%
CaixaBank SA, 6.38%(a)	EUR	200	245,347

Diversified Financial Services — 0.3%
Barclays PLC, 4.38%	USD	200	195,900
HSBC Holdings PLC, 6.00%		600	645,750
JPMorgan Chase & Co.
Series FF, 5.00%		765	786,037
Series HH, 4.60%		166	170,358

			1,798,045

Electric Utilities — 0.0%
Edison International, Series B, 5.00%		55	56,199

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(d)		77	77,992

Utilities — 0.1%
Electricite de France SA, 3.38%(a)	EUR	200	235,100

Total Capital Trusts — 0.5%			2,469,683

		Shares

Preferred Stocks — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(f)(g)		13,550	358,398

Security	Shares	Value

Insurance — 0.0%
Alliant Holdings, Inc.(c)	83	$86,236

Total Preferred Stocks — 0.1%		444,634

Total Preferred Securities — 0.6% (Cost: $2,797,693)		2,914,317

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc.(b)	5,283	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(b)	1,152	14,285

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(b)(c)	1	—

Total Warrants — 0.0% (Cost: $ — )		14,285

Total Long-Term Investments — 148.3% (Cost: $818,517,323)		798,890,971

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(n)(o)	435,992	435,992

Total Short-Term Securities — 0.1% (Cost: $435,992)		435,992

Total Investments — 148.4% (Cost: $818,953,315)		799,326,963

Liabilities in Excess of Other Assets — (48.4)%		(260,645,959)

Net Assets — 100.0%		$538,681,004

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	When-issued security.
(j)	Convertible security.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Rounds to less than 1,000.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)	Affiliate of the Fund.
(o)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$435,992	(a)	$—	$—	$—	$435,992	435,992	$185	$—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	5,412,600	—		(5,428,367)	378,190	(362,423)	—	—	93,763	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	5,387,070	—		(5,302,432)	245,056	(329,694)	—	—	60,652	—

					$623,246	$(692,117)	$435,992		$154,600	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,737,221	EUR	3,300,000	Morgan Stanley & Co. International PLC	03/16/22	$(25,347)
USD	1,961,034	EUR	1,732,000	Natwest Markets PLC	03/16/22	(13,743)
USD	531,796	GBP	401,000	Goldman Sachs International	03/16/22	(10,813)
USD	1,871,113	GBP	1,411,000	JPMorgan Chase Bank N.A.	03/16/22	(38,166)

						$(88,069)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	B+	USD	5,000	$469,887	$371,688	$98,199

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc	1.00%	Quarterly	Barclays Bank PLC	12/20/23	N/R	USD	170	$(1,259)	$(5,358)	$4,099
CenturyLink, Inc	1.00	Quarterly	Barclays Bank PLC	06/20/25	N/R	USD	185	(7,230)	(17,846)	10,616
Adler Real Estate AG	5.00	Quarterly	Goldman Sachs International	12/20/26	BB-	EUR	10	(173)	(23)	(150)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB-	EUR	30	(518)	140	(658)

								$(9,180)	$(23,087)	$13,907

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$371,688	$—	$98,199	$—
OTC Swaps	140	(23,227)	14,715	(808)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$98,199	$—	$—	$—	$—	$98,199
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	14,855	—	—	—	—	14,855

	$—	$113,054	$—	$—	$—	$—	$113,054

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts.	$—	$—	$—	$88,069	$—	$—	$88,069
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	24,035	—	—	—	—	24,035

	$—	$24,035	$—	$88,069	$—	$—	$112,104

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,340	$—	$2,340
Forward foreign currency exchange contracts	—	—	—	393,233	—	—	393,233
Swaps	—	19,709	—	—	—	—	19,709

	$—	$19,709	$—	$393,233	$2,340	$—	$415,282

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$114,623	$—	$—	$114,623
Swaps	—	98,587	—	—	—	—	98,587

	$—	$98,587	$—	$114,623	$—	$—	$213,210

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,777,922
Credit default swaps:
Average notional value — sell protection	$1,616,385

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$88,069
Swaps — centrally cleared	9,062	—
Swaps — OTC(a)	14,855	24,035

Total derivative assets and liabilities in the Statements of Assets and Liabilities.	23,917	112,104

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,062)	—

Total derivative assets and liabilities subject to an MNA	$14,855	$112,104

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$14,715	$(14,715)	$—	$—	$—
Morgan Stanley & Co. International PLC	140	(140)	—	—	—

	$14,855	$(14,855)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(d)
Barclays Bank PLC	$23,204	$(14,715)	$—	$(8,489)	$—
Goldman Sachs International	10,986	—	—	—	10,986
JPMorgan Chase Bank N.A	38,166	—	—	—	38,166
Morgan Stanley & Co. International PLC	26,005	(140)	—	—	25,865
Natwest Markets PLC	13,743	—	—	—	13,743

	$112,104	$(14,855)	$—	$(8,489)	$88,760

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$162,385	$—	$162,385
Common Stocks
Construction & Engineering	58,008	—	—	58,008
Diversified Financial Services	—	—	10,753	10,753
Metals & Mining	—	832	947	1,779
Oil, Gas & Consumable Fuels	762,197	—	—	762,197

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$38,586	$—	$—	$38,586
Software	792	—	—	792
Specialty Retail	—	216,233	—	216,233
Corporate Bonds
Aerospace & Defense	—	3,390,103	—	3,390,103
Airlines	—	3,592,461	—	3,592,461
Auto Components	—	2,192,854	1	2,192,855
Automobiles	—	2,505,694	—	2,505,694
Banks	—	319,064	—	319,064
Beverages	—	2,294,895	—	2,294,895
Biotechnology	—	114,277	—	114,277
Building Materials	—	1,212,836	—	1,212,836
Building Products	—	1,056,600	—	1,056,600
Capital Markets	—	1,259,251	—	1,259,251
Chemicals	—	2,592,093	—	2,592,093
Commercial Services & Supplies	—	1,488,946	—	1,488,946
Communications Equipment	—	936,079	—	936,079
Construction Materials	—	625,958	—	625,958
Consumer Discretionary	—	2,397,251	—	2,397,251
Consumer Finance	—	2,591,715	—	2,591,715
Containers & Packaging	—	161,203	—	161,203
Diversified Consumer Services	—	2,318,577	—	2,318,577
Diversified Financial Services	—	1,609,954	—	1,609,954
Diversified Telecommunication Services	—	4,166,377	—	4,166,377
Electric Utilities	—	912,660	—	912,660
Electrical Equipment	—	367,448	—	367,448
Electronic Equipment, Instruments & Components	—	522,555	—	522,555
Energy Equipment & Services	—	723,609	—	723,609
Environmental, Maintenance & Security Service	—	745,718	—	745,718
Equity Real Estate Investment Trusts (REITs)	—	2,351,070	—	2,351,070
Food & Staples Retailing	—	2,577,218	—	2,577,218
Food Products	—	923,397	—	923,397
Gas Utilities	—	42,473	—	42,473
Health Care Equipment & Supplies	—	747,657	—	747,657
Health Care Providers & Services	—	5,871,413	—	5,871,413
Health Care Technology	—	877,304	—	877,304
Healthcare	—	21,889	—	21,889
Hotels, Restaurants & Leisure	—	5,005,245	—	5,005,245
Household Durables	—	1,193,179	—	1,193,179
Independent Power and Renewable Electricity Producers	—	1,046,815	—	1,046,815
Insurance	—	2,151,980	—	2,151,980
Interactive Media & Services	—	334,388	—	334,388
Internet Software & Services	—	1,375,244	—	1,375,244
IT Services	—	3,076,595	—	3,076,595
Leisure Products	—	309,338	—	309,338
Machinery	—	2,119,083	—	2,119,083
Media	—	13,413,841	—	13,413,841
Metals & Mining	—	2,828,729	—	2,828,729
Mortgage Real Estate Investment Trusts (REITs)	—	9,315	—	9,315
Multiline Retail	—	130,549	—	130,549
Offshore Drilling & Other Services	—	31,078	—	31,078
Oil, Gas & Consumable Fuels	111,943	14,433,799	—	14,545,742
Personal Products	—	48,780	—	48,780
Pharmaceuticals	—	2,877,962	—	2,877,962
Real Estate Management & Development	—	661,242	—	661,242
Road & Rail	—	218,816	—	218,816
Semiconductors & Semiconductor Equipment	—	471,249	—	471,249
Software	—	2,224,780	—	2,224,780
Specialty Retail	—	790,666	—	790,666
Technology Hardware, Storage & Peripherals	—	113,355	—	113,355
Textiles, Apparel & Luxury Goods	—	228,067	—	228,067
Thrifts & Mortgage Finance	—	431,787	—	431,787
Utilities	—	219,911	—	219,911

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Wireless Telecommunication Services	$—	$2,886,149	$—	$2,886,149
Floating Rate Loan Interests	—	654,712,132	26,559,403	681,271,535
Investment Companies	1,185,616	—	—	1,185,616
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	2,469,683	—	2,469,683
Preferred Stocks	358,398	—	86,236	444,634
Warrants	14,285	—	—	14,285
Short-Term Securities
Money Market Funds	435,992	—	—	435,992
Unfunded Floating Rate Loan Interests(a)	—	1,217	—	1,217
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(2,216)	(259)	(2,475)

	$2,965,817	$769,702,807	$26,657,081	$799,325,705

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$112,914	$—	$112,914
Liabilities
Credit Contracts	—	(808)	—	(808)
Foreign Currency Exchange Contracts	—	(88,069)	—	(88,069)

	$—	$24,037	$—	$24,037

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $248,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Unfunded Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$64,033	$387,813	$30,751,870	$—	(a)	$81,671	$—	$31,285,387
Transfers into Level 3(b)	—	—	1,370,743	—		—	—	1,370,743
Transfers out of Level 3(c)	—	—	(11,462,603)	—		—	—	(11,462,603)
Accrued discounts/premiums	—	17,586	48,188	—		—	—	65,774
Net realized gain (loss)	—	85,721	77,054	—		—	—	162,775
Net change in unrealized appreciation (depreciation)(d)(e)	(41,548)	15,286	350,331	—		4,565	(259)	328,375
Purchases	—	10,262	12,828,787	—		—	—	12,839,049
Sales	(10,785)	(516,667)	(7,404,967)	—		—	—	(7,932,419)

Closing balance, as of December 31, 2021	$11,700	$1	$26,559,403	$—	(a)	$86,236	$(259)	$26,657,081

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(e)	$(20,917)	$—	$302,799	$—		$4,565	$(259)	$286,188

(a)	Rounds to less than $1.
(b)

As of December 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		123,933	$50,813

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(b)		309,827,230	3,098

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		85,950	284,494

Metals & Mining — 0.0%
Preferred Proppants LLC(b)		12,198	793

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.		2,027	86,573

Semiconductors & Semiconductor Equipment(a) — 0.0%
Maxeon Solar Technologies Ltd.		232	3,225
SunPower Corp		1,860	38,818

			42,043

Software — 0.0%
Avaya Holdings Corp.(a)		66	1,307

Specialty Retail — 0.1%
NMG Parent LLC		3,613	528,943

Total Common Stocks — 0.2% (Cost: $7,847,100)			998,064

		Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24(a)(c)	USD	1,195	1,272,675

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(a)(c)		446	467,185

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29(a)(c)		410	393,231

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)(c)		118	123,593

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(a)(c)		51	54,387

Construction Materials — 0.2%
Wolverine Escrow LLC, 9.00%, 11/15/26(a)(c)		1,039	987,050

Diversified Telecommunication Services — 0.0%
Zayo Group Holdings, Inc., 6.13%, 03/01/28(a)(c)		251	247,235

Electric Utilities(a) — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		144	144,329
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 1.00%, 11/10/21(b)		1,710	—

			144,329

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(a)(c)		138	147,121

Security		Par (000)	Value

Internet Software & Services — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25(a)(c)	USD	337	$380,191

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29(a)(c)		809	809,000

Media(a)(c) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50		513	519,661
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)		208	163,307
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		573	578,730

			1,261,698

Total Corporate Bonds — 1.3% (Cost: $6,266,941)			6,287,695

Floating Rate Loan Interests(e)

Aerospace & Defense — 4.5%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28.		6,346	6,351,901
Term Loan C, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		1,291	1,291,912
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.22%, 10/31/26		715	713,187
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(f)		374	372,482
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26		770	652,762
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		2,265	2,290,481
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		6,850	6,847,459
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 01/15/25		995	995,218
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25.		2,546	2,509,035

			22,024,437

Air Freight & Logistics — 0.5%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		585	583,345
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,766	1,709,784

			2,293,129

Airlines — 2.7%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		1,276	1,319,971
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		2,047	2,039,085
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		1,036	973,135
2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 2.11%, 12/15/23		1,947	1,902,434

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27	USD	3,027	$3,187,305
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,726	3,730,912

			13,152,842

Auto Components — 2.8%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28.		821	820,021
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		3,646	3,621,370
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 01/31/28		2,506	2,489,823
USI, Inc. 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.22%, 05/16/24		3,769	3,737,962
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.47%, 12/02/26		216	213,948
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.18%, 02/05/26		2,599	2,558,386

			13,441,510

Banks — 0.9%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		2,790	2,791,169
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 5.50%, 10/29/28		1,621	1,616,948

			4,408,117

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		182	181,645
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		440	438,618

			620,263

Building Products — 2.5%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		2,969	2,952,991
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		1,735	1,733,294
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28.		827	826,190
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 4.00%), 4.00%, 04/12/28	EUR	1,000	1,138,260
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27	USD	532	533,459
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		1,637	1,637,166
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		3,194	3,191,526

			12,012,886

Capital Markets — 3.1%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		2,698	2,698,482
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		5,813	5,816,164
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		1,806	1,837,605

Security		Par (000)	Value

Capital Markets (continued)
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27	USD	1,530	$1,523,524
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		824	821,247
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, (PRIME + 1.50%), 4.75%, 06/24/28		279	277,283
2021 Term Loan, (1 mo. LIBOR + 2.50%), 3.00%, 07/01/28		1,206	1,198,557
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24.		1,170	1,166,347

			15,339,209

Chemicals — 5.3%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		2,540	2,551,381
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28		3,479	3,470,816
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.97%, 06/01/24		1,837	1,835,321
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,151	1,141,697
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 01/31/26		2,006	1,996,434
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		1,407	1,396,981
Lonza Group AG, USD Term Loan B, (6 mo. LIBOR + 4.00%), 4.75%, 07/03/28		1,039	1,037,367
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.72%, 03/02/26		2,453	2,430,970
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/14/24(b)		431	430,855
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,720	1,717,121
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/29/27		735	724,411
Oxea Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 3.44%, 10/14/24		1,739	1,722,126
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 06/09/28		1,747	1,744,092
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 07/31/26(b)		708	703,544
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		1,067	1,055,313
Sparta U.S. HoldCo LLC, 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 08/02/28		1,425	1,425,442
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/01/25		161	160,421
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		541	541,406

			26,085,698

Commercial Services & Supplies — 5.2%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		2,649	2,637,567

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25	USD	155	$152,648
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 3.23%, 11/03/23		1,932	1,925,896
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		1,139	1,132,802
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		794	787,614
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28(b)		1,117	1,119,530
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 5.35%, 01/20/29		1,596	1,588,355
Clean Harbors Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 10/08/28		704	702,684
Covanta Holding Corp.(f)
2021 Term Loan B, 11/30/28		1,143	1,143,796
2021 Term Loan C, 11/30/28		86	85,678
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		1,970	1,963,956
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		2,564	2,560,408
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		535	533,479
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(b)		1,012	992,090
Packers Holdings LLC, 2021 Term Loan, (6 mo. LIBOR + 3.25%), 4.00%, 03/09/28		1,688	1,676,021
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.50%, 09/23/26		1,947	1,944,490
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/16/26		344	311,361
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		3,149	3,144,636
Viad Corp, Initial Term Loan, (3 mo. LIBOR + 5.00%), 5.50%, 07/30/28		790	787,555

			25,190,566

Construction & Engineering — 2.2%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		4,045	3,950,172
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		1,045	1,040,411
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		3,936	3,923,578
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 05/12/28		1,769	1,765,020

			10,679,181

Construction Materials — 2.3%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 07/27/28		7,105	7,055,055
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		2,404	2,380,364
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		1,127	1,127,074
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 3.22%, 06/01/26		873	866,887

			11,429,380

Security		Par (000)	Value

Containers & Packaging — 2.3%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24	USD	2,392	$2,357,909
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		4,171	4,175,971
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/02/28		2,038	2,032,220
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 07/31/26		622	618,697
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 08/18/27		1,189	1,185,064
Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 4.00%, 09/15/28		58	57,902
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 4.50%, 09/15/28		1,014	1,012,928

			11,440,691

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		1,476	1,465,227
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24.		949	903,414
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24.		3,081	2,648,208

			5,016,849

Diversified Consumer Services — 3.0%
Ascend Learning, LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		612	613,022
2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 12/11/28		2,704	2,697,808
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 11/24/28		937	934,657
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 07/11/25		2,251	2,240,968
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		1,704	1,617,272
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 2.40%, 05/15/24		1,130	1,122,197
Ola Singapore PTE, Ltd., Term Loan, 12/03/26(b)(f)		878	904,340
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/28/27		764	762,314
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 8.50%, 08/10/23		470	473,459
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23.		736	686,357
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27.		1,798	1,797,756
Voyage Australia Pty Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 07/20/28		746	745,429

			14,595,579

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 10.9%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26	USD	1,401	$1,404,690
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 03/10/28(b)		852	852,234
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 02/04/28		1,749	1,745,356
APi Group DE, Inc., 2021 Incremental Term Loan B, 12/18/28(f)		807	805,846
AQGEN Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 08/02/28		3,579	3,560,210
Belron Finance US LLC, 2021 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 04/13/28		3,028	3,023,305
Castlelake Aviation Ltd., Term Loan B, 10/22/26(f)		2,347	2,345,480
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 09/01/28		3,218	3,200,912
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/01/28		670	672,720
2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		3,662	3,662,918
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.22%, 02/07/25		913	909,032
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		857	859,022
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,690	1,679,081
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29		248	250,713
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		608	605,465
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		3,151	3,125,138
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 11/02/27		1,017	1,016,479
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		4,855	4,854,203
PECF USS Intermediate Holding III Corp., Term Loan B, 4.75%, 12/15/28		1,421	1,421,119
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		2,437	2,427,106
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 02/08/28		738	736,146
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 2.14%, 11/05/28		1,340	1,338,325
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 2.63%, 01/23/25		423	410,070
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.47%, 07/30/25		508	489,128
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		7,223	7,216,211

Security		Par (000)	Value

Diversified Financial Services (continued)
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27	USD	1,481	$1,473,076
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		1,241	1,241,597
Ziggo Financing Partnership, USD Term Loan I, (3 mo. LIBOR + 2.50%), 2.61%, 04/30/28		1,617	1,598,130

			52,923,712

Diversified Telecommunication Services — 2.5%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/30/27		572	570,790
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 10/02/27		808	805,650
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		1,997	1,993,331
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		395	393,847
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		156	155,628
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26		1,943	1,941,389
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,931	1,904,298
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		2,038	2,027,810
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	926,069
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.34%, 01/15/27	GBP	1,000	1,334,451

			12,053,263

Electric Utilities — 1.3%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	1,330	1,328,496
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		4,933	4,875,828

			6,204,324

Electrical Equipment — 1.2%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 06/23/28		1,544	1,540,270
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		2,444	2,436,587
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(f)		1,736	1,731,660

			5,708,517

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(b)		1,970	2,009,502

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27	USD	1,988	$1,978,455
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 11/02/27		1,224	1,224,364

			3,202,819

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24		722	711,817

Food & Staples Retailing — 0.6%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		544	541,115
US Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		640	632,703
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/17/28		1,588	1,585,240

			2,759,058

Food Products — 2.5%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/01/25		1,082	1,064,966
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 5.50%, 10/01/25(b)		1,539	1,550,214
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		415	414,266
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/25/27		3,094	3,098,478
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		3,587	3,536,272
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		406	402,974
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		1,523	1,520,675
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		690	688,538

			12,276,383

Health Care Equipment & Supplies — 2.5%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 11/03/28		2,482	2,478,898
Electron BidCo Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 11/01/28		2,207	2,199,749
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 05/04/28.		773	772,636
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		3,435	3,432,904
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		1,875	1,872,828
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	874	994,891
Toruk AS, 2021 USD Term Loan B, 11/02/28(f)	USD	651	636,540

			12,388,446

Health Care Providers & Services — 3.1%
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/06/28.		1,637	1,633,436
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		1,033	1,032,377

Security		Par (000)	Value

Health Care Providers & Services (continued)
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27	USD	1,457	$1,456,138
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,439	1,153,674
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 02/18/27		1,686	1,674,642
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.25%, 11/15/29		581	580,882
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%), 1.55%, 11/15/28		73	73,165
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 11/15/28		431	429,234
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.72%, 03/05/26		1,055	973,441
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 09/01/28		881	879,375
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 4.25%, 02/14/25		52	52,398
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		2,539	2,527,092
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 12/22/28		2,463	2,459,160

			14,925,014

Health Care Services — 0.9%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 07/24/26		2,064	2,052,947
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		611	602,855
Unified Physician Management LLC, 2020 Term Loan, (1 mo. LIBOR + 4.25%), 5.00%, 12/16/27		1,867	1,865,791

			4,521,593

Health Care Technology — 2.9%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		366	365,866
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		1,382	1,380,533
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		2,199	2,188,029
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		4,943	4,938,491
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 07/24/26		1,706	1,703,524
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		476	474,472
Verscend Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 04/02/29(b)		3,092	3,092,000

			14,142,915

Hotels, Restaurants & Leisure — 7.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		2,455	2,418,351
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		995	998,272
Boyd Gaming Corp., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.35%, 09/15/23		1,123	1,121,665

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24	USD	2,341	$2,326,586
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		1,224	1,223,201
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/17/28		781	775,239
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		578	586,766
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		4,006	3,796,210
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		1,334	1,327,712
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		2,495	2,477,813
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		177	188,457
IRB Holding Corp. 2020 Fourth Amendment Incremental
Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27.		3,675	3,671,277
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,589	1,585,506
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,230	1,223,043
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		1,284	1,278,180
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26		1,121	1,116,457
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27		2,071	2,051,462
Travelport Finance (Luxembourg) Sarl(d)
2020 Super Priority Term Loan, (6.50% PIK), 2.50%, 02/28/25		1,360	1,396,079
2021 Consented Term Loan, (1.75% PIK), 5.22%, 05/29/26		2,227	1,849,095
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		1,355	1,354,431
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 08/03/28		2,285	2,274,603
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		545	538,537

			35,578,942

Household Durables — 1.6%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		3,483	3,431,242
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		1,509	1,499,274
Snap One Holdings Corp, Term Loan B, (1 mo. LIBOR + 4.50%), 5.00%, 12/08/28		1,083	1,076,463

Security		Par (000)	Value

Household Durables (continued)
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28	USD	831	$822,690
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 10/30/27		978	978,329

			7,807,998

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 2.50%, 03/03/28		539	536,907

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		506	501,933
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		710	700,211
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/05/26		1,519	1,500,899

			2,703,043

Industrial Conglomerates — 2.7%
AVSC Holding Corp.(d)
2020 Term Loan B1, (0.25% PIK), 4.25%, 03/03/25		2,922	2,676,451
2020 Term Loan B3, (10.00% PIK), 10.00%, 10/15/26		1,212	1,408,064
Diamond (BC) B.V., 2021 Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 09/29/28		1,939	1,929,906
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,315	1,321,095
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 07/28/28		1,097	1,029,583
Vertical US Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%), 4.00%, 07/30/27		1,915	1,914,615
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		2,957	2,935,889

			13,215,603

Insurance — 5.0%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		2,914	2,882,540
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		5,096	5,086,239
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,024	1,012,878
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/19/28		3,397	3,368,501
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		1,418	1,405,883
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 02/12/27		889	886,704
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 04/25/25		2,877	2,841,312
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.00%, 04/25/25		2,694	2,691,006

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/15/27.	USD	188	$184,271
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		1,153	1,151,506
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		794	787,473
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		1,028	1,026,450
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		832	832,445

			24,157,208

Interactive Media & Services — 2.9%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 06/26/28		2,500	2,500,327
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 12/06/27		2,388	2,368,490
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		3,367	3,361,738
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		740	733,114
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		5,116	5,134,930

			14,098,599

Internet & Direct Marketing Retail — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27		2,702	2,701,099
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.75%, 02/12/27		371	368,751

			3,069,850

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		2,105	2,104,230

IT Services — 7.6%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.75%), 8.50%, 11/24/28		1,440	1,442,405
2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		773	773,167
Banff Merger Sub, Inc., 2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		2,060	2,045,862
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/30/26		2,313	2,295,112
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/21/28		1,700	1,697,348
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.00%, 06/04/29		1,269	1,277,731
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/02/28		4,199	4,191,076
Fleetcor Technologies Operating Company LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/28/28		2,065	2,042,153
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		5,028	5,042,760

Security		Par (000)	Value

IT Services (continued)
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)	USD	1,551	$1,553,368
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		2,555	2,493,941
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		4,215	4,325,644
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/05/26		971	970,162
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,876	1,856,802
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.75%, 12/01/28		3,020	3,010,185
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/11/28		1,054	1,056,670
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		983	976,434
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/02/26		218	218,273

			37,269,093

Leisure Products — 0.4%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 4.50%, 12/01/28(b)		985	981,463
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		990	966,582

			1,948,045

Life Sciences Tools & Services — 3.2%
Avantor Funding, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.50%, 11/21/24		482	480,600
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		2,890	2,886,718
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		4,438	4,449,382
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		2,688	2,686,777
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		670	669,414
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		1,236	1,240,372
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 11/15/28		3,434	3,432,388

			15,845,651

Machinery — 3.6%
Albion Financing 3 SARL, USD Term Loan, (3 mo. LIBOR + 5.25%), 5.75%, 08/17/26		1,854	1,854,010
ASP Blade Holdings, Inc, Initial Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 10/13/28		680	679,436
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 05/18/24		1,361	1,357,601
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		421	420,934
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		1,185	1,182,316

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Machinery (continued)
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27	USD	2,247		$2,220,441
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28.		4,136		4,129,886
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28.		127		126,961
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.35%, 03/28/25		5,531		5,432,887

				17,404,472

Media — 13.3%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		1,095		1,080,531
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.87%, 01/31/26		1,571		1,552,538
Altice France SA, 2018 Term Loan B13, (2 mo. LIBOR + 4.00%), 4.12%, 08/14/26		3,501		3,479,817
AMC Entertainment Holdings, Inc., 04/22/26(f)		959		861,663
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 05/03/28		1,041		1,039,906
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		2,633		2,625,279
City Football Group Ltd., Term Loan, (6 mo. LIBOR + 3.50%), 4.00%, 07/21/28(b)		1,599		1,587,007
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		5,966		5,879,223
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		8,021		8,016,745
CSC Holdings LLC
2017 Term Loan B1, (3 mo. LIBOR + 2.25%), 2.36%, 07/17/25		2,147		2,111,962
2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		2,112		2,082,955
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		865		863,397
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		2,050		1,936,227
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		1,335		1,322,616
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/17/26		2,557		2,481,735
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		3,507		3,486,645
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		3,338		3,341,527
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		1,021		1,025,676
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.50%), 2.60%, 09/18/26		1,344		1,340,300
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(g)	314
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		4,102		4,091,480
Trader Interactive LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 07/28/28(b)		596		593,020

Security		Par (000)	Value

Media (continued)
UPC Financing Partnership, 2021 USD Term Loan AX, (3 mo. LIBOR + 3.00%), 3.11%, 01/31/29	USD	577	$574,715
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.36%, 01/31/29		2,365	2,362,422
USD Term Loan N, (3 mo. LIBOR + 2.50%), 2.61%, 01/31/28		988	978,540
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		1,946	1,902,019
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		669	665,786
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		7,485	7,378,940

			64,662,985

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.68%, 07/31/25		1,754	1,754,276

Oil, Gas & Consumable Fuels — 0.4%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		1,231	1,160,875
Freeport LNG Investments, LLLP, Term Loan B, 12/21/28(f)		162	160,472
Lealand Finance Company BV, 2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 1.10%, 06/30/25		291	126,890
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(b)		40	22,939
Murphy USA, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 2.25%, 01/31/28		646	645,484

			2,116,660

Personal Products — 1.4%
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(f)		411	407,149
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 2.50%, 07/03/28(b)		467	468,333
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%), 4.50%, 10/01/26		6,121	6,140,465

			7,015,947

Pharmaceuticals — 3.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		1,501	1,484,586
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 2.50%, 02/22/28		2,119	2,119,716
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.85%, 08/01/27		1,052	1,037,492
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		1,592	1,567,993
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 05/05/28		2,450	2,457,907
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		1,598	1,597,960

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Pharmaceuticals (continued)
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/18/27	USD	1,311		$1,304,007
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		4,168		4,145,690

				15,715,351

Professional Services — 0.8%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		4,160		4,140,297

Real Estate Management & Development — 0.3%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		1,464		1,452,643

Road & Rail — 0.2%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 08/04/25(b)		1,209		1,101,590

Semiconductors & Semiconductor Equipment — 0.8%
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(f)		2,681		2,673,627
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		479		478,063
Synaptics Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.75%, 12/02/28		632		630,834

				3,782,524

Software — 16.6%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/30/24		1,440		1,428,949
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		744		742,878
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 02/12/25		2,084		2,089,488
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28		870		874,350
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(b)		1,486		1,482,285
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		4,140		4,124,475
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		1,023		1,019,532
Cornerstone OnDemand, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/16/28		1,205		1,200,264
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24		1,039		1,009,700
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 02/04/28		287		287,279
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		2,141		2,187,395
First Advantage Holdings LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 01/31/27		—	(g)	1
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28		2,134		2,117,122
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.88%, 10/27/28		5,682		5,656,658

Security		Par (000)	Value

Software (continued)
Instructure Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 10/30/28	USD	735	$731,325
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(b)		590	587,960
IPS Corporation, 2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 7.50%, 10/01/29		1,046	1,046,868
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		6,028	6,007,157
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		2,934	2,907,418
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		920	920,375
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		1,574	1,576,249
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/18/28(b)		930	930,000
Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 12/17/27		2,149	2,147,804
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29		1,451	1,463,696
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		3,037	3,021,652
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		6,618	6,594,436
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.25%, 04/23/29		2,965	2,999,252
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25		680	673,256
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 08/01/25		3,874	3,851,775
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27		5,118	5,114,558
Tempo Acquisition LLC
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		4,363	4,367,472
2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/31/28		489	489,997
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		861	862,797
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27		1,865	1,868,706
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		4,857	4,828,320
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		3,928	3,913,169

			81,124,618

Specialty Retail — 3.9%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		439	436,479
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		875	868,209
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.75%), 4.95%, 06/23/25	GBP	1,000	1,343,398

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%), 4.75%, 03/31/26(b)	USD	571	$574,720
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		688	683,700
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 05/04/28		3,025	3,024,800
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,719	1,714,104
Medical Solutions LLC
2021 Delayed Draw Term Loan, 0.07%, 11/01/28		28	27,603
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 11/01/28		2,465	2,459,959
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		5,317	5,319,825
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,236	1,217,874
Woof Holdings, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		551	550,837
2nd Lien Term Loan, (6 mo. LIBOR + 7.25%), 8.00%, 12/21/28		560	563,153

			18,784,661

Technology Hardware, Storage & Peripherals — 0.3%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26(b)		1,533	1,502,143

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 05/19/28		1,389	1,379,764
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		1,527	1,507,262
ION Trading Finance Ltd., 2021 Term Loan, (3 mo.
LIBOR + 4.75%), 4.97%, 04/03/28		680	681,526

			3,568,552

Wireless Telecommunication Services — 1.1%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/30/28		1,105	1,103,712
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/26/28		712	713,483
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		3,378	3,337,562

			5,154,757

Total Floating Rate Loan Interests — 147.4% (Cost: $717,341,958)			719,174,345

Security		Shares	Value

Investment Companies

Fixed Income Funds — 0.6%
Invesco Senior Loan ETF		128,600	$2,842,060

Total Investment Companies — 0.6% (Cost: $2,843,325)			2,842,060

		Benefical Interest (000)

Other Interests(h)

IT Services(a)(b) — 0.0%
Millennium Corp	USD	1,607	—
Millennium Lender Claims		1,508	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Shares

Warrants

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		999	12,388

Total Warrants — 0.0% (Cost: $ — )			12,388

Total Investments — 149.5% (Cost: $734,299,324)			729,314,552

Liabilities in Excess of Other Assets — (49.5)%			(241,481,595)

Net Assets — 100.0%			$487,832,957

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(g)	Rounds to less than 1,000.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$32	$—
iShares iBoxx $ High Yield Corporate Bond ETF(a)	8,380,800	—		(8,404,789)	763,061	(739,072)	—	—	146,030	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	3,315,120	—		(3,263,035)	190,682	(242,767)	—	—	37,324	—

					$953,743	$(981,839)	$—		$183,386	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,066,098	EUR	2,708,000	Natwest Markets PLC	03/16/22	$(21,488)
USD	2,596,484	GBP	1,958,000	JPMorgan Chase Bank N.A.	03/16/22	(52,961)

						$(74,449)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	B+	USD	5,600	$526,273	$416,291	$109,982

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$416,291	$—	$109,982	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$109,982	$—	$—	$—	$—	$109,982

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$74,449	$—	$—	$74,449

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$230,057	$—	$—	$230,057
Swaps	—	9,582	—	—	—	—	9,582

	$—	$9,582	$—	$230,057	$—	$—	$239,639

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$100,550	$—	$—	$100,550
Swaps	—	109,982	—	—	—	—	109,982

	$—	$109,982	$—	$100,550	$—	$—	$210,532

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,178,014
Credit default swaps:
Average notional value — sell protection	$1,400,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$74,449
Swaps — centrally cleared	10,152	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,152	74,449

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,152)	—

Total derivative assets and liabilities subject to an MNA	$—	$74,449

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(a)
JPMorgan Chase Bank N.A.	$52,961	$—	$—	$—	$52,961
Natwest Markets PLC	21,488	—	—	—	21,488

	$74,449	$—	$—	$—	$74,449

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$50,813	$—	$—	$50,813
Diversified Financial Services	—	—	3,098	3,098
Media	284,494	—	—	284,494
Metals & Mining	—	—	793	793
Oil, Gas & Consumable Fuels	86,573	—	—	86,573
Semiconductors & Semiconductor Equipment	42,043	—	—	42,043
Software	1,307	—	—	1,307
Specialty Retail	—	528,943	—	528,943
Corporate Bonds	—	6,287,695	—	6,287,695
Floating Rate Loan Interests	—	691,855,271	27,319,074	719,174,345
Investment Companies	2,842,060	—	—	2,842,060
Other Interests	—	—	—	—
Warrants	12,388	—	—	12,388
Unfunded Floating Rate Loan Interests(a)	—	1,204	—	1,204
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(1,985)	(589)	(2,574)

	$3,319,678	$698,671,128	$27,322,376	$729,313,182

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$109,982	$—	$109,982
Liabilities
Foreign Currency Exchange Contracts	—	(74,449)	—	(74,449)

	$—	$35,533	$—	$35,533

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $223,000,000 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$55,840	$425,578		$31,919,645	$—	(a)	$—	$32,401,063
Transfers into Level 3(b)	—	—		1,182,194	—		—	1,182,194
Transfers out of Level 3(c)	—	—		(12,201,568)	—		—	(12,201,568)
Accrued discounts/premiums	—	19,298		42,281	—		—	61,579
Net realized gain (loss)	—	95,686		72,924	—		—	168,610
Net change in unrealized appreciation (depreciation)(d)(e)	(40,125)	16,774		353,848	—		(589)	329,908
Purchases	—	11,262		15,060,614	—		—	15,071,876
Sales	(11,824)	(568,598)		(9,110,864)	—		—	(9,691,286)

Closing balance, as of December 31, 2021	$3,891	$—	(a)	$27,319,074	$—	(a)	$(589)	$27,322,376

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(e)	$(17,504)	$—		$332,019	$—		$(589)	$313,926

(a)	Rounds to less than $1.
(b)

As of December 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 11/10/21(a)	$4	$—
Sterling Coofs Trust(a)
Series 2004-1, Class A, 2.36%, 04/15/29	723	7,228
Series 2004-2, Class Note, 2.08%, 03/30/30(b)	534	5,339

Total Asset-Backed Securities — 0.0% (Cost: $132,149)		12,567

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.2%
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR US + 16.62%), 16.43%, 08/25/23(c)	8	8,682
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	776	803,429
Series 2018-4, Class MA, 3.50%, 03/25/58	4,123	4,280,616
Series 2019-1, Class MA, 3.50%, 07/25/58	1,328	1,379,647
Series 2019-2, Class MA, 3.50%, 08/25/58	518	540,353
Uniform Mortgage-Backed Securities
Series 2019-36, Class NJ, 3.00%, 07/25/49	2,354	2,506,813
Series 5083, Class IN, 4.50%, 07/25/32	19,290	2,154,347

		11,673,887

Commercial Mortgage-Backed Securities — 0.8%
CSAIL Commercial Mortgage Trust(c)
Series 2018-C14, Class XA, 0.57%, 11/15/51	2,094	69,760
Series 2019-C16, Class XA, 1.56%, 06/15/52	6,421	606,422
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 1.06%, 06/15/35(b)(c)	243	240,285
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)	1,717	1,737,561
Wells Fargo Commercial Mortgage Trust, Series 2018- C44, Class XA, 0.74%, 05/15/51(c)	4,987	188,916

		2,842,944

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	167	32,752
IndyMac INDX Mortgage Loan Trust, Series 2006- AR33, Class 4AX, 0.17%, 01/25/37	21,179	2
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(c)	8,808	9

		32,763

Mortgage-Backed Securities — 1.9%
Fannie Mae, Series 2021-26, 3.50%, 05/25/50	35,786	4,605,287
FRESB Mortgage Trust(c)
Series 2019-SB60, Class A10F, 3.31%, 01/25/29	1,039	1,081,758
Series 2019-SB61, Class A10F, 3.17%, 01/25/29	949	990,083

		6,677,128

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations(d) — 0.0%
CHL Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23	$10		$9,659
Residential Asset Securitization Trust, Series 2005- A15, Class 1A8, 0.00%, 02/25/36	116		92,156
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35.	67		46,512

			148,327

Total Non-Agency Mortgage-Backed Securities — 5.9% (Cost: $22,346,287)			21,375,049

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.1%
Federal Housing Administration(a)
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	—	(e)	—
USGI Projects, Series 99, 7.43%, 11/01/22 - 10/01/23	8		8,350
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(d)	13,000		11,238,146

			11,246,496

Collateralized Mortgage Obligations — 66.2%
Ginnie Mae Mortgage-Backed Securities
Series 2011-88, Class PY, 4.00%, 06/20/41	10,270		10,990,302
Series 2012-16, Class HJ, 4.00%, 09/20/40	7,064		7,546,056
Series 2015-96, Class ZM, 4.00%, 07/20/45	8,110		9,453,532
Series 2018-91, Class ZL, 4.00%, 07/20/48	5,891		6,903,203
Uniform Mortgage-Backed Securities
Series 0040, Class K, 6.50%, 08/17/24	13		13,825
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(c)	14		14,238
Series 2004-31, Class ZG, 7.50%, 05/25/34	2,685		3,241,344
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 12.58%, 04/25/34(c)	1,092		1,169,126
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 17.29%, 08/25/35(c)	68		83,183
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		7,831,232
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,359,512
Series 2010-47, Class JB, 5.00%, 05/25/30	3,199		3,506,303
Series 2011-117, Class CP, 4.00%, 11/25/41	14,351		16,112,767
Series 2011-8, Class ZA, 4.00%, 02/25/41	5,213		5,591,057
Series 2011-99, Class CB, 4.50%, 10/25/41	40,776		45,226,849
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,922,869
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		7,973,924
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,591,148
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.11%, 05/25/48(c)	5,802		6,386,066
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,258,270
Series 2218, Class Z, 8.50%, 03/15/30	579		667,086
Series 2542, Class UC, 6.00%, 12/15/22	77		78,090
Series 2731, Class ZA, 4.50%, 01/15/34	2,019		2,203,159
Series 2927, Class BZ, 5.50%, 02/15/35	2,381		2,643,989
Series 3745, Class ZA, 4.00%, 10/15/40	1,281		1,402,488

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 3762, Class LN, 4.00%, 11/15/40	$2,000	$2,281,224
Series 3780, Class ZA, 4.00%, 12/15/40	3,071	3,398,534
Series 3856, Class PB, 5.00%, 05/15/41	8,625	9,623,868
Series 3960, Class PL, 4.00%, 11/15/41	2,859	3,187,656
Series 3963, Class JB, 4.50%, 11/15/41	659	723,277
Series 4016, Class BX, 4.00%, 09/15/41	15,408	17,241,098
Series 4269, Class PM, 4.00%, 08/15/41	8,884	10,301,421
Series 4299, Class JY, 4.00%, 01/15/44	1,000	1,142,200
Series 4316, Class VB, 4.50%, 03/15/34	6,249	6,334,384
Series 4384, Class LB, 3.50%, 08/15/43	5,100	5,385,024
Series 4471, Class JB, 3.50%, 09/15/43	3,932	4,144,965
Series 4615, Class LB, 4.50%, 09/15/41	7,800	9,043,772
Series 4748, Class BM, 3.50%, 11/15/47	3,351	3,797,010
Series 4774, Class L, 4.50%, 03/15/48	7,839	8,524,925
Series 4830, Class AV, 4.00%, 10/15/33	1,069	1,191,311
Series 4880, Class LG, 3.50%, 05/15/49	2,196	2,395,914

		238,886,201

Interest Only Collateralized Mortgage Obligations — 7.8%
Ginnie Mae Mortgage-Backed Securities(c)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.36%, 12/16/39	452	67,505
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 6.55%, 04/20/41	3,719	461,789
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.56%, 04/16/41	4,499	771,013
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 6.14%, 08/16/42	6,862	702,636
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 6.10%, 07/20/47	11,838	1,997,254
Uniform Mortgage-Backed Securities
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(c)	5	21
Series 1997-90, Class M, 6.00%, 01/25/28	199	8,067
Series 1999-W4, Class IO, 6.50%, 12/25/28	46	2,821
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 6.50%, 05/25/36(c)	2,899	525,350
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 5.90%, 12/25/41(c)	16,612	3,371,303
Series 2012-96, Class DI, 4.00%, 02/25/27	211	1,677
Series 2013-10, Class PI, 3.00%, 02/25/43	4,585	410,599
Series 2013-45, Class EI, 4.00%, 04/25/43	1,579	132,642
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.15%, 09/25/45(c)	15,699	2,587,180
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 6.05%, 09/25/47(c)	22,647	4,202,561
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.95%, 06/25/49(c)	11,324	2,203,182
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 6.00%, 07/25/49(c)	3,517	617,591
Series 2020-12, Class JI, 4.50%, 03/25/50	10,263	1,856,397
Series 3744, Class PI, 4.00%, 06/15/39	2,124	103,336
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 6.44%, 02/15/40(c)	1,081	53,153
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 5.89%, 09/15/41(c)	21,548	3,933,517
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 5.89%, 11/15/41(c)	13,258	2,498,202
Series 4026, Class IO, 4.50%, 04/15/32	860	79,338

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 6.04%, 10/15/42(c)	$286		$51,388
Series 4706, Class IG, 4.00%, 07/15/47	10,630		1,474,742
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(c)	1		2

			28,113,266

Mortgage-Backed Securities — 92.1%
Fannie Mae
Series 2020-M21, Class AX, 1.81%, 01/25/58(c)	1,729		346,017
Series 2021-23, Class CI, 3.50%, 07/25/46	24,026		3,858,050
Fannie Mae Mortgage-Backed Securities 2.00%, 12/01/51(f)	16,650		16,631,428
2.50%, 12/01/51	8,000		8,251,121
Freddie Mac Mortgage-Backed Securities, 2.00%, 12/01/51(f)	23,325		23,346,471
Freddie Mac Structured Pass-Through Certificates
Series 5013, Class JI, 4.00%, 09/25/50	27,250		3,565,900
Series K094, Class X1, 0.88%, 06/25/29(c)	1,408		82,359
Series K104, Class X1, 1.13%, 01/25/30(c)	1,370		107,633
Series K105, Class X1, 1.52%, 03/25/53(c)	1,822		195,313
Series K107, Class X1, 1.59%, 01/25/30(c)	1,233		137,950
Series K109, Class X1, 1.58%, 04/25/30(c)	943		105,955
Series K110, Class X1, 1.70%, 04/25/30(c)	394		47,031
Series K113, Class X1, 1.39%, 06/25/30(c)	1,600		162,152
Series K115, Class X1, 1.33%, 06/25/30(c)	1,955		191,063
Series K120, Class X1, 1.04%, 10/25/30(c)	3,902		302,845
Series K122, Class X1, 0.88%, 11/25/30(c)	1,675		112,940
Series T-11, Class A9, 0.13%, 01/25/28(c)	173		181,513
Ginnie Mae Mortgage-Backed Securities 7.50%, 02/15/23 - 11/15/23	10		11,071
8.00%, 05/15/26 - 06/15/27	10		11,804
5.00%, 10/20/39	1,308		1,477,095
Series 2013-63, Class IO, 0.76%, 09/16/51(c)	6,317		169,875
Series 2014-169, Class IO, 0.66%, 10/16/56(c)	14,351		412,049
Series 2016-113, Class IO, 1.09%, 02/16/58(c)	4,756		280,818
Series 2017-64, Class IO, 0.75%, 11/16/57(c)	713		35,855
Uniform Mortgage-Backed Securities 5.00%, 02/01/22 - 01/14/52(f)(g)(h)	16,617		18,592,231
4.50%, 08/01/25 - 09/01/49(f)	23,261		25,626,881
5.50%, 02/01/33 - 10/01/39(f)	10,610		12,076,511
2.50%, 01/18/37(h)	180		186,051
6.50%, 12/01/37 - 10/01/39(f)	1,591		1,839,441
4.00%, 01/01/41 - 01/01/57(f)	58,876		64,841,130
3.50%, 02/25/49(h)	3,664		3,857,182
2.00%, 07/25/51 - 02/14/52(h)	135,690		135,149,252
3.00%, 01/13/52 - 02/14/52(h)	5,700		5,903,315
Series 1839, Class QA, 4.00%, 08/01/49(f)	3,836		4,150,985

			332,247,287

Principal Only Collateralized Mortgage Obligations(d) — 0.1%
Uniform Mortgage-Backed Securities
Series 1418, Class M, 0.00%, 11/15/22	1		995
Series 1571, Class G, 0.00%, 08/15/23	10		9,749
Series 1691, Class B, 0.00%, 03/15/24	39		37,961
Series 1993-51, Class E, 0.00%, 02/25/23	1		1,207
Series 1993-70, Class A, 0.00%, 05/25/23	—	(e)	278
Series 1999-W4, Class PO, 0.00%, 02/25/29	22		21,515
Series 2002-13, Class PR, 0.00%, 03/25/32	31		29,513

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 203, Class 1, 0.00%, 02/25/23	$—	(e)	$365
Series 228, Class 1, 0.00%, 06/25/23	—	(e)	178
Series G93-2, Class KB, 0.00%, 01/25/23	3		2,745

			104,506

Total U.S. Government Sponsored Agency Securities — 169.3% (Cost: $606,073,364)			610,597,756

Total Long-Term Investments — 175.2% (Cost: $628,551,800)			631,985,372

Short-Term Securities

Borrowed Bond Agreement(i) — 0.3%
Credit Suisse AG, 0.05%, open(j) (Purchased on 06/24/21 to be repurchased at $1,030,479, Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $1,045,094, respectively)	1,030		1,030,479

	Shares

Money Market Funds — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(k)(l)	12,560,167		12,560,167

Total Short-Term Securities — 3.7% (Cost: $13,590,646)			13,590,646

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 178.9% (Cost: $642,142,446)			645,576,018

	Par (000)

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42(m)	$(917)		(1,045,094)

Total Borrowed Bonds — (0.3)% (Proceeds: $(842,347))			(1,045,094)

Security	Par (000)	Value

TBA Sale Commitments(h)

Mortgage-Backed Securities — (27.1)%
Uniform Mortgage-Backed Securities 2.00%, 07/25/51	$(96,995)	$(96,696,148)
3.00%, 01/13/52	(1,100)	(1,139,559)

Total TBA Sale Commitments — (27.1)% (Proceeds: $(97,718,697))		(97,835,707)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 151.5% (Cost: $543,581,402)		546,695,217

Liabilities in Excess of Other Assets — (51.5)%		(185,943,129)

Net Assets — 100.0%		$360,752,088

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	Rounds to less than 1,000.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(h)	Represents or includes a TBA transaction.
(i)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(j)	The amount to be repurchased assumes the maturity will be the day after the period end.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,695,261	$—	$(135,094	)(a)	$—	$—	$12,560,167	12,560,167	$1,263	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BofA Securities, Inc.	0.13%	12/10/21	01/13/22	$5,395,283	$5,395,653	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	4,418,833	4,419,136	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	4,447,077	4,447,383	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	7,434,786	7,435,296	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	1,722,108	1,722,226	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	6,621,240	6,621,694	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	3,471,282	3,471,520	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	3,019,075	3,019,282	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	1,888,587	1,888,717	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	3,577,319	3,577,564	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	2,003,944	2,004,082	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	4,012,801	4,013,076	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	2,127,254	2,127,400	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	457,940	457,971	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	3,293,880	3,294,106	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.13	12/10/21	01/13/22	1,955,905	1,956,039	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	8,067,923	8,068,476	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	995,982	996,050	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	6,781,810	6,782,276	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	28,790,067	28,792,042	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	698,019	698,067	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	1,189,470	1,189,552	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.13	12/10/21	01/13/22	12,805,870	12,806,749	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$115,176,455	$115,184,357

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	617	03/22/22	$80,412	$696,932

Short Contracts
90-Day Euro-Dollar	6	03/14/22	1,495	2,167

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
10-Year U.S. Ultra Long Treasury Note	175	03/22/22	$25,569	$(361,356)
U.S. Long Bond	247	03/22/22	39,505	(178,200)
5-Year U.S. Treasury Note	66	03/31/22	7,978	(9,446)
90-Day Euro-Dollar	7	06/13/22	1,740	6,815
90-Day Euro-Dollar	7	09/19/22	1,736	10,403

				(529,617)

				$167,315

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.05%	Quarterly	1-Day FEDL, 0.07%	Quarterly	N/A		10/21/22	USD	1,638	$3,964	$(69)	$4,033
1-Day SOFR, 0.05%	Quarterly	0.05%	Quarterly	N/A		10/21/22	USD	1,638	(3,515)	—	(3,515)
2.30%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/31/23	USD	14,100	(459,227)	92,617	(551,844)
2.35%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/31/23	USD	12,100	(405,112)	81,071	(486,183)
1.41%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/30/23	USD	4,900	(53,131)	2,781	(55,912)
1.70%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/30/23	USD	1,500	(25,141)	1,056	(26,197)
0.72%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/13/25	USD	22,270	284,023	40,929	243,094
1-Day SOFR, 0.05%	Quarterly	0.17%	Quarterly	N/A		10/21/25	USD	137	(4,404)	(26)	(4,378)
0.18%	Quarterly	1-Day FEDL, 0.07%	Quarterly	N/A		10/21/25	USD	137	4,419	23	4,396
1.11%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/05/22	(a)	02/28/26	USD	4,740	37,854	—	37,854

									$(620,270)	$218,382	$(838,652)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR,
0.21%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	$495,560	$—	$495,560

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$218,477	$(95)	$289,377	$(1,128,029)
OTC Swaps	—	—	495,560	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$716,317	$—	$716,317
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	289,377	—	289,377
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	495,560	—	495,560

	$—	$—	$—	$—	$1,501,254	$—	$1,501,254

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$549,002	$—	$549,002
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	1,128,029	—	1,128,029

	$—	$—	$—	$—	$1,677,031	$—	$1,677,031

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,272,990	$—	$4,272,990
Swaps	—	—	—	—	46,923	—	46,923

	$—	$—	$—	$—	$4,319,913	$—	$4,319,913

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(542,280)	$—	$(542,280)
Swaps	—	—	—	—	863,025	—	863,025

	$—	$—	$—	$—	$320,745	$—	$320,745

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$84,514,207
Average notional value of contracts — short	$89,971,570
Interest rate swaps:
Average notional value — pays fixed rate	$57,830,227
Average notional value — receives fixed rate	$11,340,227

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$12,572	$72,402
Swaps — centrally cleared	—	4,232
Swaps — OTC(a)	495,560	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	508,132	76,634

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,572)	(76,634)

Total derivative assets and liabilities subject to an MNA	$495,560	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(a)	Net Amount of Derivative Assets
JPMorgan Chase Bank N.A.	$495,560	$—	$—	$(495,560)	$—

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$12,567	$12,567
Non-Agency Mortgage-Backed Securities	—	21,375,049	—	21,375,049
U.S. Government Sponsored Agency Securities	—	610,589,406	8,350	610,597,756
Short-Term Securities
Borrowed Bond Agreement	—	1,030,479	—	1,030,479
Money Market Funds	12,560,167	—	—	12,560,167
Liabilities
Investments
Borrowed Bonds	—	(1,045,094)	—	(1,045,094)
TBA Sale Commitments	—	(97,835,707)	—	(97,835,707)

	$12,560,167	$534,114,133	$20,917	$546,695,217

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$716,317	$784,937	$—	$1,501,254
Liabilities
Interest Rate Contracts	(549,002)	(1,128,029)	—	(1,677,031)

	$167,315	$(343,092)	$—	$(175,777)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $115,184,357 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO, Series 2017-AA, Class CR, (3 mo. LIBOR US + 2.10%), 2.23%, 04/20/34(a)(b)	USD	1,000	$999,249
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.13%, 10/21/28(a)(b)		1,000	997,873
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 5.64%, 01/28/31		850	823,860
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.74%, 01/28/31		250	246,784
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.64%, 01/28/31		1,000	1,000,467
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 0.40%, 06/25/36(a)		4,633	3,626,656
Assurant CLO Ltd., Series 2019-5A, Class E, (3 mo. LIBOR US + 7.34%), 7.46%, 01/15/33(a)(b)		250	250,237
Bain Capital Credit CLO Ltd.(a)(b)
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.30%), 3.42%, 07/19/34		300	300,160
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 3.29%, 07/24/34		250	249,990
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3 mo. LIBOR US + 2.05%), 2.19%, 07/15/34(a)(b)		250	248,095
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 04/20/32(a)(b)		250	248,892
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(a)(b)		500	490,308
CarVal CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 5.89%, 07/16/31(a)(b)		500	485,169
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36(c)		375	317,517
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.08%, 10/20/30(a)(b)		250	248,689
Countrywide Asset-Backed Certificates, Series 2006- 26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.24%, 06/25/37(a)		614	584,965
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(b)		278	277,408
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.77%, 04/18/31(a)(b)		250	244,924
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 10/20/34(a)(b)		436	432,583
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 3.75%, 01/22/35(a)(b)(d)		750	750,000
Litigation Fee Residual Funding, 4.00%, 10/30/27(e)		89	87,594
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.53%, 01/20/29(a)(b)		500	495,966
Neuberger Berman CLO Ltd., Series 2015-20A, (3 mo. LIBOR US + 6.50%), 6.62%, 07/15/34(a)(b)		790	762,185

Security		Par (000)	Value

Asset-Backed Securities (continued)
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 5.33%, 10/20/27(a)(b)	USD	500	$499,425
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 3.18%, 07/15/34(a)(b)		250	250,099
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 6.43%, 07/20/30(a)(b)		500	495,215
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.27%, 10/17/29(a)(b)		250	248,786
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 5.67%, 01/20/31(a)(b)		250	233,879
Palmer Square Loan Funding Ltd., Series 2018-5A, Class B, (3 mo. LIBOR US + 1.90%), 2.03%, 01/20/27(a)(b)		1,000	998,564
Regional Management Issuance, 3.88%, 10/17/33(e)		980	972,650
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 2.97%, 10/15/29(a)(b)		500	500,000
Sterling Coofs Trust(e)
Series 2004-1, Class A, 2.36%, 04/15/29		958	9,578
Series 2004-2, Class Note, 2.08%, 03/30/30(b)		1,448	14,476
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.17%, 04/15/33(a)(b)		250	250,705
Trimaran Cavu Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 3.37%, 10/25/34(a)(b)		500	500,014
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(f)	GBP	50	81,192
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.77%, 07/25/26(a)(b)	USD	250	249,986
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 3.47%, 10/24/34(a)(b)		500	500,036
Whitebox CLO III Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 10/15/34(a)(b)		250	250,010
York CLO Ltd., Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 6.88%, 04/20/32(a)(b)		1,000	1,001,884
York CLO-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.73%, 10/20/29(a)(b)		250	250,093

Total Asset-Backed Securities — 3.7% (Cost: $21,034,546)			21,476,163

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(g)		47,837	19,613

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(e)		546,753,936	5,468

Diversified Telecommunication Services — 0.0%
Liberty Global PLC, Class A(g)		193	5,354

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(e)		3,155	$—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(g)		29,211	96,688

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	401
Preferred Proppants LLC(e)		5,738	373

			774

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.		700	29,897

Software — 0.0%
Avaya Holdings Corp.(g)		19	376

Specialty Retail — 0.1%
NMG Parent LLC		1,330	194,712

Total Common Stocks — 0.1% (Cost: $7,667,672)			352,882

		Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48(h)	USD	200	271,484

Aerospace & Defense — 2.2%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		156	162,240
Bombardier, Inc.(b) 7.50%, 12/01/24		199	207,333
7.50%, 03/15/25		33	33,619
7.13%, 06/15/26		640	663,942
7.88%, 04/15/27(h)		403	417,951
6.00%, 02/15/28		385	386,167
7.45%, 05/01/34		100	122,500
BWX Technologies, Inc.(b)
4.13%, 06/30/28		268	272,020
4.13%, 04/15/29		174	176,175
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		423	420,885
Howmet Aerospace, Inc., 5.13%, 10/01/24		5	5,388
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(h)		378	388,395
Rolls-Royce PLC, 5.75%, 10/15/27(b)(h)		618	683,446
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		181	187,561
TransDigm, Inc. 8.00%, 12/15/25(b)(h)		815	859,801
6.25%, 03/15/26(b)(h)		6,032	6,269,510
6.38%, 06/15/26		89	91,445
7.50%, 03/15/27		105	109,725
4.63%, 01/15/29		272	271,097
4.88%, 05/01/29		300	301,290
Triumph Group, Inc., 8.88%, 06/01/24(b)(h)		685	747,116

			12,777,606

Airlines — 1.7%
Air Canada, 3.88%, 08/15/26(b)		384	391,680
Air France-KLM, 3.88%, 07/01/26(f)	EUR	100	109,731
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23(h)	USD	704	719,461

Security		Par (000)	Value

Airlines (continued)
American Airlines, Inc., 11.75%, 07/15/25(b)(h)	USD	442	$545,317
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)(h)
5.50%, 04/20/26		827	860,611
5.75%, 04/20/29		1,044	1,115,800
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)(h)		138	150,693
Deutsche Lufthansa AG, 3.50%, 07/14/29(f)	EUR	100	112,427
Finnair OYJ, 4.25%, 05/19/25(f)		100	115,269
Gol Finance SA(b)
7.00%, 01/31/25	USD	200	175,475
8.00%, 06/30/26		200	188,163
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)		249	260,516
International Consolidated Airlines Group SA, 2.75%, 03/25/25(f)	EUR	100	111,162
Latam Finance Ltd., 6.88%, 04/11/24(b)(g)(i)	USD	203	192,698
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd., 6.50%, 06/20/27(b)(h)		673	718,427
United Airlines Pass-Through Trust(h)
Series 2015-1, Class A, 3.70%, 12/01/22		2,430	2,473,178
Series 2020-1, Class A, 5.88%, 10/15/27		497	544,198
Series 2020-1, Class B, 4.88%, 01/15/26		45	46,745
United Airlines, Inc.(b)
4.38%, 04/15/26		459	478,615
4.63%, 04/15/29		518	534,188

			9,844,354

Auto Components — 1.1%
Aptiv PLC, 4.40%, 10/01/46(h)		240	277,065
Clarios Global LP, 6.75%, 05/15/25(b)		486	509,085
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26(f)	EUR	100	116,647
6.25%, 05/15/26(b)(h)	USD	1,373	1,436,501
8.50%, 05/15/27(b)(h)		2,418	2,563,080
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		334	347,667
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(b)		111	109,613
Faurecia SE(f)
2.75%, 02/15/27	EUR	100	115,938
3.75%, 06/15/28		100	118,831
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)	USD	131	140,720
5.25%, 07/15/31(b)		160	173,713
5.63%, 04/30/33		307	335,014
ZF Finance GmbH(f)
3.00%, 09/21/25	EUR	100	118,973
2.00%, 05/06/27		100	113,725

			6,476,572

Automobiles — 1.6%
Allison Transmission, Inc.(b)
5.88%, 06/01/29(h)	USD	396	430,650
3.75%, 01/30/31		287	279,825
Asbury Automotive Group, Inc.
4.50%, 03/01/28		129	131,580
4.75%, 03/01/30		124	126,015
5.00%, 02/15/32(b)		157	162,919
Carvana Co.(b)
5.50%, 04/15/27		290	287,100

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Carvana Co.(b) (continued)
4.88%, 09/01/29	USD	224	$213,360
Constellation Automotive Financing PLC, 4.88%, 07/15/27(f)	GBP	100	133,149
Ford Motor Co.
0.00%, 03/15/26(b)(j)(k)	USD	221	304,013
4.35%, 12/08/26		11	11,998
3.25%, 02/12/32		623	637,952
5.29%, 12/08/46		48	56,412
Ford Motor Credit Co. LLC 2.98%, 08/03/22(h)		449	451,276
3.35%, 11/01/22(h)		215	217,687
3.81%, 01/09/24(h)		629	652,424
4.69%, 06/09/25		200	215,000
5.13%, 06/16/25(h)		490	532,875
4.13%, 08/04/25(h)		411	436,174
3.38%, 11/13/25(h)		200	207,784
4.39%, 01/08/26(h)		400	431,000
2.70%, 08/10/26		295	297,581
3.82%, 11/02/27		200	211,462
2.90%, 02/16/28(h)		295	295,737
5.11%, 05/03/29(h)		526	597,667
4.00%, 11/13/30		200	215,160
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		45	44,831
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(f)	EUR	100	115,814
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	122	122,153
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		292	300,083
Lithia Motors, Inc., 3.88%, 06/01/29(b)		131	133,738
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		178	172,215
Penske Automotive Group, Inc.
3.50%, 09/01/25		214	218,815
3.75%, 06/15/29		69	68,396
Renault SA, 2.38%, 05/25/26(f)	EUR	100	114,562
Sonic Automotive, Inc., 4.63%, 11/15/29(b)	USD	59	59,561
TML Holdings Pte Ltd., 4.35%, 06/09/26(f)		200	202,000
Wabash National Corp., 4.50%, 10/15/28(b)		220	222,200

			9,311,168

Banks — 1.4%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, 09/30/28(b)		65	65,478
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25(f)	EUR	100	113,714
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)(f)		100	112,332
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)(f)		100	111,715
Banco Espirito Santo SA(g)(i)
4.75%, 01/15/22(a)		100	16,508
4.00%, 01/21/22		100	16,508
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34(f)	USD	231	235,519
(5 year CMT + 4.73%), 5.00%(l)		201	208,324
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(f)(l)		200	208,250
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25(f)		200	203,760

Security		Par (000)	Value

Banks (continued)
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(f)(l)	USD	250	$257,469
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(f)(l)		250	261,484
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	191,600
Intesa Sanpaolo SpA 5.02%, 06/26/24(b)(h)		2,442	2,616,638
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)(f)	EUR	100	124,836
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(f)(l)	USD	202	203,010
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(l)		279	275,251
Standard Chartered PLC, (3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(a)(b)(h)		1,500	1,545,987
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25%(a)(h)(l)		1,000	1,014,000
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(a)(l)		365	375,038

			8,157,421

Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(h)		800	1,011,148
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)(m)		891	917,730
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)(h)		1,098	1,087,843
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
4.13%, 08/15/26		276	282,210
4.75%, 07/15/27	GBP	100	135,245
5.25%, 08/15/27(h)	USD	652	656,075
Ball Corp. 2.88%, 08/15/30		36	34,920
3.13%, 09/15/31		414	408,825
Canpack SA/Canpack US LLC, 3.13%, 11/01/25(b)		211	211,528
Central American Bottling Corp., 5.75%, 01/31/27(f)		105	107,645
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	41,013
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(h)		794	801,281
OI European Group BV, 2.88%, 02/15/25(f)	EUR	100	114,727
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	58	59,233
Triton Water Holdings, Inc., 6.25%, 04/01/29(b)		173	165,924
Trivium Packaging Finance BV(b)(h) 5.50%, 08/15/26		1,004	1,044,160
8.50%, 08/15/27		1,367	1,445,602

			8,525,109

Building Materials — 0.7%
Cemex SAB de CV, 5.45%, 11/19/29(f)		200	214,537
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		330	352,720
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		406	403,970
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		315	334,309
James Hardie International Finance DAC, 5.00%, 01/15/28(b)		200	208,000
Jeld-Wen, Inc.(b)
6.25%, 05/15/25		146	152,570

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Jeld-Wen, Inc.(b) (continued)
4.63%, 12/15/25	USD	55	$55,413
4.88%, 12/15/27		17	17,444
Masonite International Corp.(b)
3.50%, 02/15/30		214	211,593
Class C, 5.38%, 02/01/28		101	105,924
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28		81	82,134
9.75%, 07/15/28		38	40,660
Patrick Industries, Inc., 4.75%, 05/01/29(b)		64	63,680
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)(h)		485	517,762
Standard Industries, Inc.
2.25%, 11/21/26(f)	EUR	100	111,466
5.00%, 02/15/27(b)(h)	USD	174	179,116
4.75%, 01/15/28(b)(h)		46	47,495
4.38%, 07/15/30(b)(h)		595	607,200
3.38%, 01/15/31(b)(h)		224	215,777
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		235	246,139
Victors Merger Corp., 6.38%, 05/15/29(b)		159	149,460

			4,317,369

Building Products(b) — 0.6%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		262	270,843
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		100	99,947
Foundation Building Materials, Inc., 6.00%, 03/01/29(h)		193	189,623
GYP Holdings III Corp., 4.63%, 05/01/29		237	237,593
LBM Acquisition LLC, 6.25%, 01/15/29		482	476,577
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		258	270,402
SRS Distribution, Inc.
4.63%, 07/01/28		434	435,627
6.13%, 07/01/29		345	351,596
6.00%, 12/01/29		347	348,735
White Cap Buyer LLC, 6.88%, 10/15/28(h)		723	753,727
White Cap Parent LLC, (9.00% PIK), 8.25%, 03/15/26(m)		210	214,725

			3,649,395

Capital Markets — 0.9%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(h)(l)		2,835	2,863,350
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		214	224,165
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		366	381,097
5.25%, 05/15/27(h)		583	599,575
4.38%, 02/01/29		201	195,975
NFP Corp.(b)
4.88%, 08/15/28		433	437,330
6.88%, 08/15/28(h)		484	485,249

			5,186,741

Chemicals — 1.6%
Alpek SAB de CV, 3.25%, 02/25/31(b)		200	200,350
Ashland LLC, 3.38%, 09/01/31(b)		351	348,367
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		297	287,347

Security		Par (000)	Value

Chemicals (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)	USD	170	$177,225
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		200	200,938
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		278	322,445
Chemours Co., 4.00%, 05/15/26	EUR	100	115,131
Diamond (BC) B.V., 4.63%, 10/01/29(b)	USD	262	259,896
Element Solutions, Inc., 3.88%, 09/01/28(b)(h)		1,263	1,269,315
EverArc Escrow Sarl, 5.00%, 10/30/29(b)		532	532,394
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		165	169,125
HB Fuller Co., 4.25%, 10/15/28		98	100,940
Herens Holdco Sarl, 4.75%, 05/15/28(b)(h)		412	403,760
Herens Midco Sarl, 5.25%, 05/15/29(f)	EUR	100	106,781
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	360	383,911
Ingevity Corp., 3.88%, 11/01/28(b)		84	81,795
Kobe US Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(m)		230	234,600
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		113	111,305
Lune Holdings Sarl, 5.63%, 11/15/28(f)	EUR	100	113,850
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	169	175,177
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(f)	EUR	100	116,212
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	67	69,178
Sasol Financing USA LLC, 5.50%, 03/18/31		200	200,760
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(b)(h)		146	136,510
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)		239	245,274
Scotts Miracle-Gro Co.(b)
4.00%, 04/01/31		262	258,725
4.38%, 02/01/32		27	26,933
Valvoline, Inc., 3.63%, 06/15/31(b)		1	968
WESCO Distribution, Inc.(b)(h)
7.13%, 06/15/25		676	716,560
7.25%, 06/15/28		616	675,290
WR Grace Holdings LLC(b)
5.63%, 10/01/24		216	227,370
5.63%, 08/15/29(h)		943	965,396

			9,233,828

Commercial Services & Supplies — 0.8%
ADT Security Corp., 4.13%, 06/15/23		9	9,348
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(b)		200	202,000
APX Group, Inc., 5.75%, 07/15/29(b)		268	263,980
ASGN, Inc., 4.63%, 05/15/28(b)		91	94,212
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		106	111,811
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(f)	EUR	100	114,704
EC Finance PLC, 3.00%, 10/15/26(f)		200	232,823
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	75	77,531
5.50%, 05/01/28		310	315,921
Herc Holdings, Inc., 5.50%, 07/15/27(b)		316	328,640
Hertz Corp.(b)
4.63%, 12/01/26		126	126,788
5.00%, 12/01/29		200	200,171
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		214	210,189
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		239	246,767

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)	USD	222	$229,881
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24		141	150,044
5.75%, 04/15/26(h)		320	343,574
3.38%, 08/31/27		58	55,993
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		187	188,963
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)(h)		653	666,060
United Rentals North America, Inc. 5.50%, 05/15/27		339	352,560
5.25%, 01/15/30		161	174,283

			4,696,243

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)(h)		481	509,860
CommScope Technologies LLC, 6.00%, 06/15/25(b)		389	389,000
CommScope, Inc.(b) 6.00%, 03/01/26		176	181,280
8.25%, 03/01/27		433	444,990
7.13%, 07/01/28		307	301,628
4.75%, 09/01/29(h)		468	465,103
Nokia OYJ, 4.38%, 06/12/27		149	160,920
ViaSat, Inc.(b)(h) 5.63%, 04/15/27		395	407,127
6.50%, 07/15/28		477	478,192
Viavi Solutions, Inc., 3.75%, 10/01/29(b)		292	291,985

			3,630,085

Construction Materials(b) — 0.4%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28(h)		375	383,711
3.88%, 11/15/29		47	46,883
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		109	111,297
H&E Equipment Services, Inc., 3.88%, 12/15/28		58	57,565
IAA, Inc., 5.50%, 06/15/27		372	385,485
Picasso Finance Sub, Inc., 6.13%, 06/15/25(h)		403	421,135
Thor Industries, Inc., 4.00%, 10/15/29		168	166,320
Williams Scotsman International, Inc., 4.63%, 08/15/28		243	250,897
Winnebago Industries, Inc., 6.25%, 07/15/28		137	146,691
Wolverine Escrow LLC, 9.00%, 11/15/26		679	645,050

			2,615,034

Consumer Discretionary — 1.3%
APi Escrow Corp., 4.75%, 10/15/29(b)		100	102,000
APi Group DE, Inc., 4.13%, 07/15/29(b)		132	132,660
Carnival Corp. 10.13%, 02/01/26(f)	EUR	100	128,599
10.50%, 02/01/26(b)(h)	USD	669	763,660
5.75%, 03/01/27(b)(h)		736	736,000
9.88%, 08/01/27(b)		381	435,374
4.00%, 08/01/28(b)(h)		1,020	1,012,350
6.00%, 05/01/29(b)		542	539,290
CoreLogic, Inc., 4.50%, 05/01/28(b)		491	489,134
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		91	91,455
Life Time, Inc.(b) 5.75%, 01/15/26		258	267,030
8.00%, 04/15/26		175	183,386

Security		Par (000)	Value

Consumer Discretionary (continued)
NCL Corp. Ltd., 5.88%, 03/15/26(b)	USD	272	$270,795
NCL Finance Ltd., 6.13%, 03/15/28(b)(h)		544	535,840
Nielsen Finance LLC/Nielsen Finance Co.(b) 5.63%, 10/01/28(h)		479	494,568
5.88%, 10/01/30		192	202,721
Royal Caribbean Cruises Ltd.(b) 10.88%, 06/01/23		90	98,326
9.13%, 06/15/23		153	161,798
11.50%, 06/01/25		120	134,400
5.50%, 08/31/26		114	115,915
5.50%, 04/01/28		388	392,485
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		183	182,771

			7,470,557

Consumer Finance — 1.3%
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(l)		735	736,286
Block, Inc., 3.50%, 06/01/31(b)(h)		592	606,800
Equifax, Inc., 2.60%, 12/15/25		59	61,055
HealthEquity, Inc., 4.50%, 10/01/29(b)		401	396,990
MoneyGram International, Inc., 5.38%, 08/01/26(b)		106	107,590
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)		325	329,469
Muthoot Finance Ltd. 6.13%, 10/31/22(b)(h)		227	232,718
4.40%, 09/02/23(f)		200	204,000
Navient Corp. 7.25%, 09/25/23		77	83,015
6.13%, 03/25/24		86	91,697
5.88%, 10/25/24		82	87,432
5.50%, 03/15/29		271	270,322
OneMain Finance Corp. 6.88%, 03/15/25		226	251,425
7.13%, 03/15/26		227	258,780
3.50%, 01/15/27		304	300,580
6.63%, 01/15/28		221	247,520
5.38%, 11/15/29		36	39,143
4.00%, 09/15/30		3	2,950
Sabre GLBL, Inc.(b) 9.25%, 04/15/25		227	256,510
7.38%, 09/01/25		252	263,340
Shift4 Payments Inc., 0.00%, 12/15/25(b)(j)(k)		349	367,986
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		262	271,435
SLM Corp., 3.13%, 11/02/26		173	171,270
Verscend Escrow Corp., 9.75%, 08/15/26(b)(h)		1,758	1,868,649

			7,506,962

Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	209,230
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		424	434,600
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		60	62,105
Graphic Packaging International LLC(b) 4.75%, 07/15/27		89	96,120
3.50%, 03/15/28		17	16,958
3.50%, 03/01/29		61	60,542
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		134	134,000
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	185,000

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
LABL, Inc., 5.88%, 11/01/28(b)	USD	261	$268,993
Sealed Air Corp.(b) 5.13%, 12/01/24		46	49,220
4.00%, 12/01/27		73	76,075

			1,592,843

Diversified Consumer Services — 1.3%
Allied Universal Holdco LLC/Allied Universal
Finance Corp.(b)(h) 6.63%, 07/15/26		1,998	2,096,302
9.75%, 07/15/27		774	826,961
6.00%, 06/01/29		556	540,710
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28(b)(h)		1,348	1,336,446
Clarivate Science Holdings Corp.(b) 3.88%, 07/01/28		392	393,960
4.88%, 07/01/29(h)		582	590,218
Garda World Security Corp.(b)
4.63%, 02/15/27		284	282,580
9.50%, 11/01/27(h)		159	171,431
Graham Holdings Co., 5.75%, 06/01/26(b)		140	145,425
Rekeep SpA, 7.25%, 02/01/26(f)	EUR	100	121,136
Service Corp. International
5.13%, 06/01/29	USD	238	255,255
3.38%, 08/15/30(h)		263	258,153
4.00%, 05/15/31		333	337,162
Sotheby’s, 7.38%, 10/15/27(b)(h)		451	480,315

			7,836,054

Diversified Financial Services — 2.9%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)(h)		403	400,985
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		152	151,430
Barclays PLC
3.65%, 03/16/25(h)		3,600	3,802,334
5.20%, 05/12/26		200	223,174
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(h)(l)		1,500	1,504,500
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)		74	73,445
Central Garden & Pet Co. 4.13%, 10/15/30		188	189,645
4.13%, 04/30/31(b)		195	195,975
Citigroup, Inc.(a)(l)
(5 year CMT + 3.42%), 3.88%(h)		2,000	2,000,000
Series W, (5 year CMT + 3.60%), 4.00%		155	156,163
Series Y, (5 year CMT + 3.00%), 4.15%		490	497,962
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(f)	GBP	100	140,600
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(m)	USD	223	214,140
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(h)(l)		730	757,375
HSBC Holdings PLC 4.38%, 11/23/26(h)		395	433,363
(5 year CMT + 3.22%), 4.00%(a)(l)		290	288,187
(5 year USD ICE Swap + 4.37%), 6.38%(a)(h)(l)		1,250	1,349,100
Intrum AB, 3.00%, 09/15/27(f)	EUR	100	111,837
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	USD	200	206,000

Security		Par (000)	Value

Diversified Financial Services (continued)
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(b)	USD	325	$333,125
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b) 4.25%, 02/01/27(h)		315	317,057
4.75%, 06/15/29		137	140,425
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(h)(l)		450	507,105
Manappuram Finance Ltd., 5.90%, 01/13/23(f)		200	204,250
Morgan Stanley, 4.00%, 07/23/25(h)		965	1,045,809
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(h)		300	278,213
Shriram Transport Finance Co. Ltd.(f) 5.95%, 10/24/22(h)		420	426,846
5.10%, 07/16/23		200	204,500
Spectrum Brands, Inc.(b) 5.00%, 10/01/29		178	186,678
5.50%, 07/15/30		154	165,165
3.88%, 03/15/31		46	45,425
UniCredit SpA, (5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29(a)(f)	EUR	200	244,240

			16,795,053

Diversified Telecommunication Services — 2.9%
Consolidated Communications, Inc., 6.50%, 10/01/28(b)(h)	USD	471	499,260
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		476	482,545
Level 3 Financing, Inc. 5.38%, 05/01/25		90	91,959
4.63%, 09/15/27(b)		111	113,220
4.25%, 07/01/28(b)(h)		714	706,860
3.63%, 01/15/29(b)		98	93,100
3.75%, 07/15/29(b)		183	173,850
Lumen Technologies, Inc. 5.13%, 12/15/26(b)(h)		625	650,394
4.00%, 02/15/27(b)(h)		383	388,573
4.50%, 01/15/29(b)(h)		508	491,490
5.38%, 06/15/29(b)		455	455,000
Series P, 7.60%, 09/15/39		62	66,495
Series U, 7.65%, 03/15/42(h)		200	215,219
Series W, 6.75%, 12/01/23(h)		512	552,960
Series Y, 7.50%, 04/01/24(h)		516	565,020
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(m)		207	182,263
SoftBank Group Corp.(f)
4.50%, 04/20/25	EUR	100	118,404
4.75%, 07/30/25		100	119,542
Sprint Capital Corp.(h)
6.88%, 11/15/28	USD	1,287	1,628,055
8.75%, 03/15/32		742	1,113,000
Switch Ltd.(b)
3.75%, 09/15/28		312	314,340
4.13%, 06/15/29(h)		616	629,860
Telecom Italia Capital SA 6.38%, 11/15/33		222	239,051
6.00%, 09/30/34(h)		432	456,911
7.20%, 07/18/36		98	112,363
7.72%, 06/04/38		44	51,712
Telecom Italia SpA 4.00%, 04/11/24(f)	EUR	150	178,887

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA (continued)
5.30%, 05/30/24(b)(h)	USD	200	$210,492
1.63%, 01/18/29(f)	EUR	100	104,173
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)	USD	145	139,540
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		351	348,097
Verizon Communications, Inc.(h)
2.36%, 03/15/32(b)		169	166,519
3.70%, 03/22/61		1,000	1,084,217
Zayo Group Holdings, Inc.(b)(h)
4.00%, 03/01/27		2,698	2,659,607
6.13%, 03/01/28		1,455	1,433,175

			16,836,153

Electric Utilities — 0.6%
Black Hills Corp., 3.15%, 01/15/27(h)		305	317,246
Enel Finance International NV, 3.63%, 05/25/27(b)(h)		900	972,425
Exelon Corp., 3.40%, 04/15/26(h)		140	149,131
FirstEnergy Corp.
2.65%, 03/01/30		300	296,250
Series B, 2.25%, 09/01/30		21	20,217
Series C, 7.38%, 11/15/31		42	56,675
Series C, 3.40%, 03/01/50(h)		841	824,180
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		397	500,992
4.55%, 04/01/49		163	186,075
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24(h)		170	176,588
4.25%, 09/15/24		9	9,315
PG&E Corp., 5.25%, 07/01/30		194	203,448
Pike Corp., 5.50%, 09/01/28(b)		80	80,182
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 1.00%, 11/10/21(e)		780	—

			3,792,724

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		352	363,440
GrafTech Finance, Inc., 4.63%, 12/15/28		136	138,040

			501,480

Electronic Equipment, Instruments & Components — 0.3%
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		256	261,440
4.38%, 03/31/29		19	18,543
Imola Merger Corp., 4.75%, 05/15/29(b)(h)		616	632,047
Vertiv Group Corp., 4.13%, 11/15/28(b)(h)		581	586,810
Xerox Corp., 4.80%, 03/01/35		111	111,142

			1,609,982

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		139	145,950
6.25%, 04/01/28(h)		706	736,161
ChampionX Corp., 6.38%, 05/01/26		79	82,160
Halliburton Co., 3.80%, 11/15/25(h)		7	7,525
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		303	315,120
6.88%, 09/01/27(h)		595	628,469

Security		Par (000)	Value

Energy Equipment & Services (continued)
Vallourec SA, 8.50%, 06/30/26(f)	EUR	25	$29,302
Weatherford International Ltd.(b)
6.50%, 09/15/28	USD	13	13,755
8.63%, 04/30/30		208	215,935

			2,174,377

Environmental, Maintenance & Security Service — 0.5%
Clean Harbors, Inc.(b)(h)
4.88%, 07/15/27		250	257,500
5.13%, 07/15/29		172	182,320
Covanta Holding Corp., 5.00%, 09/01/30		139	141,780
Covert Mergeco, Inc., 4.88%, 12/01/29(b)		73	74,095
GFL Environmental, Inc.(b)
4.25%, 06/01/25		86	88,489
3.75%, 08/01/25		266	268,660
5.13%, 12/15/26(h)		401	417,040
4.00%, 08/01/28		406	397,880
3.50%, 09/01/28		198	195,030
4.75%, 06/15/29		261	263,284
4.38%, 08/15/29		101	100,053
Stericycle, Inc., 3.88%, 01/15/29(b)		162	159,570
Tervita Corp., 11.00%, 12/01/25(b)		114	131,243
Waste Pro USA, Inc., 5.50%, 02/15/26(b)(h)		506	503,470

			3,180,414

Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		450	524,336
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(b)		178	174,630
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		163	166,260
ERP Operating LP, 3.38%, 06/01/25(h)		1,015	1,074,687
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)(h)		142	138,680
Iron Mountain, Inc.(b)(h)
5.25%, 07/15/30		345	363,568
5.63%, 07/15/32		372	398,108
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(f)		229	234,725
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(h)		1,020	1,090,094
4.63%, 06/15/25(b)		455	485,071
4.50%, 09/01/26(h)		637	684,775
5.75%, 02/01/27		27	30,510
4.50%, 01/15/28		432	466,560
3.88%, 02/15/29(b)		308	323,400
MPT Operating Partnership LP/MPT Finance Corp.(h)
5.00%, 10/15/27		66	69,053
4.63%, 08/01/29		399	420,945
3.50%, 03/15/31		981	992,036
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27(h)		604	616,080
4.50%, 02/15/29(b)		179	179,000
RLJ Lodging Trust LP(b)
3.75%, 07/01/26		135	135,743
4.00%, 09/15/29		97	95,964

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Trust Fibra Uno, 6.95%, 01/30/44(f)	USD	200	$245,538
Ventas Realty LP, 4.13%, 01/15/26(h)		650	707,272

			9,617,035

Food & Staples Retailing — 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
3.25%, 03/15/26(h)		582	592,913
7.50%, 03/15/26(h)		107	114,223
4.63%, 01/15/27(h)		766	803,871
5.88%, 02/15/28		320	339,200
4.88%, 02/15/30		138	149,001
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(f)	GBP	100	130,127
Cydsa SAB de CV, 6.25%, 10/04/27(b)(h)	USD	252	259,135
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(f)		200	199,600
Kraft Heinz Foods Co.
5.00%, 07/15/35		92	112,547
6.88%, 01/26/39(h)		233	342,447
4.63%, 10/01/39		77	90,435
6.50%, 02/09/40		155	220,448
5.00%, 06/04/42		129	160,471
5.20%, 07/15/45(h)		351	446,287
4.38%, 06/01/46(h)		410	480,110
4.88%, 10/01/49(h)		906	1,137,884
5.50%, 06/01/50(h)		1,189	1,609,770
Lamb Weston Holdings, Inc.(b)
4.88%, 05/15/28(h)		156	168,870
4.13%, 01/31/30		166	170,348
4.38%, 01/31/32		160	165,003
Ocado Group PLC, 3.88%, 10/08/26(f)	GBP	100	131,775
Performance Food Group, Inc., 4.25%, 08/01/29(b)	USD	338	335,316
Post Holdings, Inc.(b)
5.75%, 03/01/27		253	261,223
5.63%, 01/15/28		73	77,361
5.50%, 12/15/29(h)		295	309,936
4.63%, 04/15/30(h)		170	173,145
4.50%, 09/15/31		30	29,775
US Foods, Inc., 4.75%, 02/15/29(b)		301	305,891

			9,317,112

Food Products(b) — 0.5%
Aramark Services, Inc., 5.00%, 04/01/25(h)		623	635,585
Chobani LLC/Chobani Finance Corp., Inc.(h)
7.50%, 04/15/25		512	527,078
4.63%, 11/15/28		242	248,644
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31(h)		355	360,325
MHP Lux SA, 6.25%, 09/19/29		200	187,788
Pilgrim’s Pride Corp.
4.25%, 04/15/31		26	27,300
3.50%, 03/01/32		559	564,590
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		284	279,740

			2,831,050

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)		133	134,496

Security		Par (000)	Value

Health Care Equipment & Supplies(b) — 0.5%
Avantor Funding, Inc. 4.63%, 07/15/28(h)	USD	893	$930,953
3.88%, 11/01/29		197	199,149
Hologic, Inc., 3.25%, 02/15/29		87	87,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(h) 7.38%, 06/01/25		353	372,415
7.25%, 02/01/28		1,479	1,589,925

			3,179,442

Health Care Providers & Services — 4.3%
180 Medical, Inc., 3.88%, 10/15/29(b)		200	202,500
Acadia Healthcare Co., Inc.(b) 5.50%, 07/01/28		204	214,418
5.00%, 04/15/29		138	141,795
AdaptHealth LLC(b) 6.13%, 08/01/28		73	77,380
5.13%, 03/01/30		50	50,875
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		312	308,880
Anthem, Inc., 2.75%, 10/15/42(j)		128	841,088
Cano Health LLC, 6.25%, 10/01/28(b)		125	125,003
Centene Corp. 4.25%, 12/15/27(h)		141	146,993
2.45%, 07/15/28(h)		619	609,715
4.63%, 12/15/29(h)		1,398	1,507,687
3.00%, 10/15/30(h)		627	637,352
2.50%, 03/01/31(h)		1,233	1,200,344
2.63%, 08/01/31		422	413,560
CHS/Community Health Systems, Inc.(b) 6.63%, 02/15/25(h)		703	727,605
8.00%, 03/15/26(h)		1,265	1,329,831
5.63%, 03/15/27(h)		632	668,865
6.00%, 01/15/29(h)		502	535,257
6.13%, 04/01/30		301	297,785
DaVita, Inc., 4.63%, 06/01/30(b)		10	10,238
Encompass Health Corp. 4.50%, 02/01/28		45	46,294
4.75%, 02/01/30		383	394,490
4.63%, 04/01/31		211	214,693
HCA, Inc. 5.38%, 02/01/25(h)		381	418,719
5.88%, 02/15/26		46	51,882
5.38%, 09/01/26(h)		430	483,213
5.63%, 09/01/28(h)		692	808,595
5.88%, 02/01/29(h)		516	614,840
3.50%, 09/01/30(h)		565	597,134
5.50%, 06/15/47(h)		650	850,552
Legacy LifePoint Health LLC(b) 6.75%, 04/15/25		190	198,075
4.38%, 02/15/27		217	218,628
LifePoint Health, Inc., 5.38%, 01/15/29(b)(h)		166	165,170
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(b)		166	169,529
ModivCare, Inc., 5.88%, 11/15/25(b)		71	74,550
Molina Healthcare, Inc.(b) 4.38%, 06/15/28		303	312,090
3.88%, 11/15/30		226	234,475
3.88%, 05/15/32		199	200,244
Mozart Debt Merger Sub, Inc.(b) 3.88%, 04/01/29		405	403,570
5.25%, 10/01/29(h)		1,034	1,048,104
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		312	330,720

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	USD	53	$56,005
Surgery Center Holdings, Inc.(b)(h) 6.75%, 07/01/25		611	615,582
10.00%, 04/15/27		676	718,250
Teleflex, Inc. 4.63%, 11/15/27		58	60,320
4.25%, 06/01/28(b)(h)		368	379,110
Tenet Healthcare Corp. 4.63%, 07/15/24(h)		204	206,550
4.63%, 09/01/24(b)(h)		367	375,258
7.50%, 04/01/25(b)		163	171,549
4.88%, 01/01/26(b)(h)		1,526	1,567,400
6.25%, 02/01/27(b)(h)		52	53,820
5.13%, 11/01/27(b)(h)		562	585,182
4.63%, 06/15/28(b)		81	83,228
6.13%, 10/01/28(b)(h)		327	345,381
4.25%, 06/01/29(b)		159	161,463
UnitedHealth Group, Inc., 3.75%, 07/15/25(h)		1,470	1,593,867
Vizient, Inc., 6.25%, 05/15/27(b)(h)		407	424,806

			25,280,509

Health Care Technology — 0.7%
Catalent Pharma Solutions, Inc. 5.00%, 07/15/27(b)(h)		365	379,235
2.38%, 03/01/28(f)	EUR	100	113,612
3.13%, 02/15/29(b)	USD	180	177,552
3.50%, 04/01/30(b)		465	463,682
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc., 5.75%, 03/01/25(b)(h)		791	797,787
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		159	165,360
3.75%, 03/15/29		34	34,340
4.00%, 03/15/31		98	100,412
Chrome Bidco SASU, 3.50%, 05/31/28(f)	EUR	100	114,703
IQVIA, Inc.(b)(h) 5.00%, 10/15/26	USD	463	475,154
5.00%, 05/15/27		637	659,486
MEDNAX, Inc., 6.25%, 01/15/27(b)		124	129,735
Syneos Health, Inc., 3.63%, 01/15/29(b)(h)		465	459,187

			4,070,245

Hotels, Restaurants & Leisure — 4.4%
1011778 BC ULC/New Red Finance, Inc.(b) 5.75%, 04/15/25		207	214,763
3.88%, 01/15/28(h)		549	556,005
4.38%, 01/15/28		134	136,680
Accor SA, 0.70%, 12/07/27(f)(j)	EUR	31	18,501
Affinity Gaming, 6.88%, 12/15/27(b)	USD	34	35,360
Boyd Gaming Corp. 8.63%, 06/01/25(b)		48	51,433
4.75%, 12/01/27		179	182,580
4.75%, 06/15/31(b)		376	383,520
Boyne USA, Inc., 4.75%, 05/15/29(b)		247	254,410
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25(h)		1,466	1,538,750
8.13%, 07/01/27(h)		1,343	1,487,292
4.63%, 10/15/29		471	471,000

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(h)	USD	478	$499,183
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(h)		504	521,640
Champion Path Holdings Ltd.(f) 4.50%, 01/27/26		232	222,140
4.85%, 01/27/28		231	219,926
Churchill Downs, Inc.(b) 5.50%, 04/01/27(h)		702	723,060
4.75%, 01/15/28		341	352,935
Cirsa Finance International Sarl, 4.75%, 05/22/25(f)	EUR	100	112,854
Empire Resorts, Inc., 7.75%, 11/01/26(b)	USD	200	201,000
Everi Holdings, Inc., 5.00%, 07/15/29(b)		51	51,510
Fortune Star BVI Ltd.(f) 5.95%, 01/29/23		200	201,920
6.75%, 07/02/23		250	254,400
5.95%, 10/19/25(h)		475	475,998
5.05%, 01/27/27		200	190,020
Golden Nugget, Inc., 6.75%, 10/15/24(b)(h)		1,462	1,462,000
Hilton Domestic Operating Co., Inc. 5.38%, 05/01/25(b)		145	150,887
5.75%, 05/01/28(b)		99	105,774
4.88%, 01/15/30(h)		952	1,017,450
4.00%, 05/01/31(b)		233	238,252
International Game Technology PLC, 3.50%, 06/15/26(f)	EUR	100	116,042
McDonald’s Corp., 3.70%, 01/30/26(h)	USD	405	435,731
Melco Resorts Finance Ltd., 5.25%, 04/26/26(f)		250	246,609
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	208,000
MGM China Holdings Ltd., 5.88%, 05/15/26(f)		250	250,359
MGM Resorts International 7.75%, 03/15/22(h)		575	582,187
6.00%, 03/15/23(h)		416	434,720
5.75%, 06/15/25		29	31,211
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp., 4.88%, 05/01/29(b)		259	260,295
Penn National Gaming, Inc., 4.13%, 07/01/29(b)		107	103,790
Powdr Corp., 6.00%, 08/01/25(b)		206	214,240
Premier Entertainment Sub LLC/Premier
Entertainment Finance Corp.(b)
5.63%, 09/01/29		116	115,094
5.88%, 09/01/31		116	116,403
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		177	178,770
Scientific Games International, Inc. 8.63%, 07/01/25(b)		203	216,703
5.00%, 10/15/25(b)(h)		730	751,535
3.38%, 02/15/26(f)	EUR	100	114,733
8.25%, 03/15/26(b)(h)	USD	565	594,662
7.00%, 05/15/28(b)		174	185,310
7.25%, 11/15/29(b)		51	56,865
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)(h)		753	804,161
Spirit Issuer PLC, Series A5, 5.47%, 12/28/28(f)	GBP	2,550	3,830,403
Station Casinos LLC, 4.63%, 12/01/31(b)	USD	241	242,976
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(f)	GBP	100	137,182

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Studio City Finance Ltd., 6.00%, 07/15/25(f)(h)	USD	346	$333,955
Vail Resorts, Inc., 6.25%, 05/15/25(b)		154	160,160
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		158	162,740
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		192	196,285
Wynn Macau Ltd.(f)
5.50%, 01/15/26		347	322,710
5.50%, 10/01/27		200	186,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		239	250,651
5.13%, 10/01/29(h)		618	627,270
Yum! Brands, Inc.
7.75%, 04/01/25(b)(h)		395	416,231
4.75%, 01/15/30(b)(h)		279	302,018
3.63%, 03/15/31		96	95,640
5.35%, 11/01/43		71	78,512

			25,691,396

Household Durables — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 08/01/29		100	98,750
4.63%, 04/01/30		101	99,232
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
5.00%, 06/15/29		208	208,146
4.88%, 02/15/30(h)		412	421,398
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		253	265,650
Forestar Group, Inc., 3.85%, 05/15/26(b)		104	104,260
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		307	320,815
Mattamy Group Corp., 4.63%, 03/01/30(b)		199	202,672
Meritage Homes Corp., 5.13%, 06/06/27		50	55,066
NCR Corp.(b)
5.75%, 09/01/27		220	229,900
5.00%, 10/01/28		110	113,300
5.13%, 04/15/29		145	150,104
6.13%, 09/01/29		92	98,315
Newell Brands, Inc., 6.00%, 04/01/46		112	143,700
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)		277	266,254
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		245	274,400
5.13%, 08/01/30		54	59,400
Tempur Sealy International, Inc.(b)
4.00%, 04/15/29		272	276,760
3.88%, 10/15/31		276	276,522
Toll Brothers Finance Corp., 4.35%, 02/15/28		12	13,140
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		11	11,976
Tri Pointe Homes, Inc., 5.25%, 06/01/27		15	16,106

			3,705,866

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22(a)(e)(g)(i)		200	—

Independent Power and Renewable Electricity Producers — 1.2%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(f)		200	216,475

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(f)	USD	200	$210,038
Calpine Corp.(b)
5.25%, 06/01/26(h)		221	226,744
4.50%, 02/15/28(h)		445	461,687
5.13%, 03/15/28(h)		1,275	1,294,329
4.63%, 02/01/29(h)		160	157,800
5.00%, 02/01/31		64	64,000
3.75%, 03/01/31		5	4,819
Clearway Energy Operating LLC(b)
4.75%, 03/15/28(h)		287	301,709
3.75%, 01/15/32		262	260,035
Greenko Dutch BV, 3.85%, 03/29/26(f)		197	198,970
Greenko Mauritius Ltd., 6.25%, 02/21/23(f)		200	203,250
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(f)		200	212,750
India Green Energy Holdings
5.38%, 04/29/24(b)		250	258,125
5.38%, 04/29/24(f)		250	258,125
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		200	214,750
NRG Energy, Inc.
6.63%, 01/15/27(h)		720	748,465
5.75%, 01/15/28		63	66,598
5.25%, 06/15/29(b)(h)		253	271,060
3.63%, 02/15/31(b)(h)		277	270,075
3.88%, 02/15/32(b)		174	170,520
ReNew Power Pvt Ltd., 5.88%, 03/05/27(f)		200	207,760
ReNew Power Synthetic, 6.67%, 03/12/24(f)		200	207,850
TerraForm Power Operating LLC(b)
4.25%, 01/31/23		106	108,385
5.00%, 01/31/28		96	101,683
4.75%, 01/15/30		186	194,996

			6,890,998

Industrial Conglomerates — 0.0%
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		309	305,354

Insurance — 2.2%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		231	228,112
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)(h)
4.25%, 10/15/27		1,112	1,112,000
6.75%, 10/15/27		1,882	1,952,575
5.88%, 11/01/29		1,087	1,105,914
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(h)		360	386,274
AmWINS Group, Inc., 4.88%, 06/30/29(b)		266	268,660
Aon PLC, 3.88%, 12/15/25(h)		1,115	1,204,447
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(f)(l)		306	322,830
AssuredPartners, Inc., 5.63%, 01/15/29(b)		148	143,930
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		130	127,725
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		330	342,375
HUB International Ltd., 7.00%, 05/01/26(b)(h)		1,226	1,259,715
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)(h)		595	634,329
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(a)(h)		3,500	3,618,125

			12,707,011

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services — 0.3%
Arches Buyer, Inc., 4.25%, 06/01/28(b)	USD	110	$109,943
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		200	194,000
5.63%, 09/15/28(h)		400	394,324
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b)
4.75%, 04/30/27		303	299,970
6.00%, 02/15/28(h)		309	302,820
Twitter, Inc., 3.88%, 12/15/27(b)		279	290,754
United Group BV, 4.00%, 11/15/27(f)	EUR	100	112,711

			1,704,522

Internet & Direct Marketing Retail — 0.0%
Very Group Funding PLC, 6.50%, 08/01/26(f)	GBP	100	134,773

Internet Software & Services — 1.1%
Airbnb, Inc., 0.00%, 03/15/26(b)(j)(k)	USD	567	554,810
ANGI Group LLC, 3.88%, 08/15/28(b)		262	256,105
Booking Holdings, Inc., 0.75%, 05/01/25(j)		380	558,030
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
5.25%, 12/01/27		303	313,226
3.50%, 03/01/29		125	124,043
Match Group Holdings II LLC(b)
4.63%, 06/01/28		157	163,343
5.63%, 02/15/29		177	189,390
4.13%, 08/01/30		198	199,980
3.63%, 10/01/31		109	105,866
Uber Technologies, Inc.
7.50%, 05/15/25(b)(h)		667	700,937
0.00%, 12/15/25(j)(k)		1,582	1,552,733
8.00%, 11/01/26(b)(h)		311	331,215
7.50%, 09/15/27(b)(h)		567	617,063
6.25%, 01/15/28(b)(h)		318	341,373
4.50%, 08/15/29(b)		467	475,565
Zillow Group, Inc., 1.38%, 09/01/26(j)		55	88,378

			6,572,057

IT Services — 1.0%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		110	109,175
Austin BidCo, Inc., 7.13%, 12/15/28(b)		72	74,340
Booz Allen Hamilton, Inc.(b)(h)
3.88%, 09/01/28		363	369,352
4.00%, 07/01/29		412	425,549
CA Magnum Holdings, 5.38%, 10/31/26(b)		382	394,912
Camelot Finance SA, 4.50%, 11/01/26(b)(h)		564	583,740
Castle US Holding Corp., 9.50%, 02/15/28(b)		251	261,667
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26(h)		597	620,880
5.00%, 12/15/29		351	359,084
Fair Isaac Corp., 4.00%, 06/15/28(b)		366	376,222
Gartner, Inc.(b)
4.50%, 07/01/28		35	36,553
3.63%, 06/15/29		223	225,464
3.75%, 10/01/30(h)		435	444,744
KBR, Inc., 4.75%, 09/30/28(b)		186	189,720
La Financiere Atalian SASU, 5.13%, 05/15/25(f)	EUR	100	112,924
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(h)	USD	151	147,225
Science Applications International Corp., 4.88%, 04/01/28(b)(h)		254	260,350
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(b)		243	251,505

Security		Par (000)	Value

IT Services (continued)
Twilio, Inc., 3.88%, 03/15/31	USD	351	$354,405
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		392	388,629

			5,986,440

Leisure Products — 0.2%
Mattel, Inc.
5.88%, 12/15/27(b)		293	314,963
3.75%, 04/01/29(b)		103	106,734
6.20%, 10/01/40		228	295,002
5.45%, 11/01/41		278	331,863

			1,048,562

Machinery — 0.7%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		108	108,810
Colfax Corp., 6.38%, 02/15/26(b)		127	131,286
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(m)		240	252,000
Madison IAQ LLC(b)
4.13%, 06/30/28		97	97,243
5.88%, 06/30/29		782	782,000
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		138	139,380
OT Merger Corp., 7.88%, 10/15/29(b)		115	113,131
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		167	178,064
Terex Corp., 5.00%, 05/15/29(b)		298	306,195
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(h)		777	788,655
TK Elevator Holdco GmbH, 7.63%, 07/15/28(b)(h)		400	428,500
TK Elevator Midco GmbH, 4.38%, 07/15/27(f)	EUR	100	117,550
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)(h)	USD	394	414,192

			3,857,006

Media — 9.3%
Altice Financing SA
3.00%, 01/15/28(f)	EUR	100	107,753
5.00%, 01/15/28(b)(h)	USD	378	368,886
5.75%, 08/15/29(b)(h)		986	976,140
Altice France Holding SA(b)(h)
10.50%, 05/15/27		1,473	1,583,475
6.00%, 02/15/28		382	364,810
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 10.00%, 06/15/26(b)(m)		273	269,739
AMC Networks, Inc.
4.75%, 08/01/25		222	226,718
4.25%, 02/15/29		123	122,231
Block Communications, Inc., 4.88%, 03/01/28(b)		128	128,000
Cable One, Inc.(b)
1.13%, 03/15/28(j)		1,028	1,017,541
4.00%, 11/15/30		74	72,520
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(b)(h)		680	700,400
5.00%, 02/01/28(b)		34	35,360
5.38%, 06/01/29(b)(h)		731	788,848
4.75%, 03/01/30(b)		132	137,280
4.50%, 08/15/30(b)(h)		1,234	1,262,616
4.25%, 02/01/31(b)(h)		678	683,953
4.50%, 05/01/32(h)		530	545,238
4.50%, 06/01/33(b)		260	265,260
4.25%, 01/15/34(b)(h)		1,027	1,010,391
Charter Communications Operating LLC/Charter Communications Operating Capital(h) 4.91%, 07/23/25		2,425	2,670,188

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital(h) (continued)
5.38%, 05/01/47	USD	425	$507,282
Clear Channel International BV, 6.63%, 08/01/25(b) .		384	398,400
Clear Channel Outdoor Holdings, Inc.(b)(h)
7.75%, 04/15/28		614	656,980
7.50%, 06/01/29		806	860,405
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(h)		1,880	1,945,349
Comcast Corp., 3.95%, 10/15/25(h)		3,000	3,275,191
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(h)		2,266	2,382,132
CSC Holdings LLC
5.25%, 06/01/24		123	127,920
6.50%, 02/01/29(b)(h)		865	925,550
5.75%, 01/15/30(b)(h)		660	657,525
4.13%, 12/01/30(b)(h)		626	611,133
4.63%, 12/01/30(b)(h)		220	208,175
3.38%, 02/15/31(b)(h)		257	240,616
4.50%, 11/15/31(b)(h)		268	264,650
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(b)		459	469,883
Discovery Communications LLC(h)
3.25%, 04/01/23		1,490	1,520,494
3.45%, 03/15/25		170	178,264
DISH DBS Corp.
5.88%, 07/15/22(h)		1,233	1,253,036
5.00%, 03/15/23		186	190,650
7.75%, 07/01/26(h)		601	634,055
5.25%, 12/01/26(b)(h)		1,226	1,245,352
5.75%, 12/01/28(b)		946	955,460
5.13%, 06/01/29(h)		148	134,680
DISH Network Corp., 3.38%, 08/15/26(j)		309	292,485
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27(h)		462	488,565
5.00%, 05/01/28(h)		674	694,220
6.75%, 05/01/29		573	595,920
6.00%, 01/15/30		375	376,875
GCI LLC, 4.75%, 10/15/28(b)		89	91,336
iHeartCommunications, Inc.
6.38%, 05/01/26		264	274,077
8.38%, 05/01/27		35	36,902
5.25%, 08/15/27(b)		122	126,892
4.75%, 01/15/28(b)		78	79,101
Iliad Holding SAS(b)
6.50%, 10/15/26		486	510,655
7.00%, 10/15/28		498	523,682
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(f)	EUR	100	114,440
Lamar Media Corp., 4.00%, 02/15/30	USD	126	127,827
LCPR Senior Secured Financing DAC(b)(h)
6.75%, 10/15/27		360	378,000
5.13%, 07/15/29		568	570,840
Liberty Broadband Corp.(b)(j)
1.25%, 09/30/50		413	407,218
2.75%, 09/30/50		797	807,349
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(m)		507	396,863
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		141	143,468

Security		Par (000)	Value

Media (continued)
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)	USD	200	$205,438
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		31	31,310
6.50%, 05/15/27(h)		966	1,056,562
4.75%, 10/15/27		91	93,503
3.75%, 01/15/28		150	148,875
Lorca Telecom Bondco SA, 4.00%, 09/18/27(f)	EUR	100	115,700
Midas OpCo Holdings LLC, 5.63%, 08/15/29(b)	USD	101	103,399
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		177	182,310
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(f)(h)(l)		520	546,423
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27(h)		329	336,659
4.25%, 01/15/29		121	121,220
Radiate Holdco LLC/Radiate Finance, Inc.(b)(h)
4.50%, 09/15/26		886	894,860
6.50%, 09/15/28		2,028	2,037,197
Sable International Finance Ltd.
5.75%, 09/07/27(f)		245	250,819
5.75%, 09/07/27(b)		200	204,750
Scripps Escrow II, Inc., 3.88%, 01/15/29(b)		17	16,979
Sinclair Television Group Inc., 4.13%, 12/01/30(b)		224	212,240
Sirius XM Radio, Inc.(b)
3.13%, 09/01/26		491	491,142
5.00%, 08/01/27		170	176,688
4.00%, 07/15/28(h)		509	511,845
5.50%, 07/01/29(h)		788	849,070
4.13%, 07/01/30(h)		58	58,000
3.88%, 09/01/31(h)		674	660,823
Summer BC Holdco B Sarl, 5.75%, 10/31/26(f)	EUR	100	118,388
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	USD	200	206,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		148	130,684
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)(h)		617	666,835
Univision Communications, Inc.(b)
5.13%, 02/15/25		133	134,330
6.63%, 06/01/27		132	142,230
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		449	457,980
UPCB Finance VII Ltd., 3.63%, 06/15/29(f)	EUR	100	116,127
Videotron Ltd.(b)
5.13%, 04/15/27(h)	USD	439	452,170
3.63%, 06/15/29		292	293,460
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)(h)		754	759,689
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		200	199,000
WMG Acquisition Corp., 3.88%, 07/15/30(b)		136	138,210
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		199	204,970
5.13%, 02/28/30(h)		225	226,125
Ziggo BV(b)(h)
5.50%, 01/15/27		534	548,685
4.88%, 01/15/30		200	205,120

			54,323,059

Metals & Mining — 1.7%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(f)		250	270,625

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Allegheny Technologies, Inc. 4.88%, 10/01/29	USD	101	$101,101
5.13%, 10/01/31		114	114,855
Arconic Corp.(b) 6.00%, 05/15/25(h)		332	346,940
6.13%, 02/15/28		343	365,021
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)(h)		839	907,169
Constellium SE(b) 5.88%, 02/15/26(h)		588	595,779
5.63%, 06/15/28		250	262,882
3.75%, 04/15/29(h)		506	497,851
Freeport-McMoRan, Inc. 4.38%, 08/01/28		272	285,260
5.40%, 11/14/34		31	37,743
5.45%, 03/15/43		1,051	1,321,202
JSW Steel Ltd., 5.95%, 04/18/24(f)		200	212,000
Kaiser Aluminum Corp.(b) 4.63%, 03/01/28		66	66,660
4.50%, 06/01/31		129	126,904
New Gold, Inc., 7.50%, 07/15/27(b)(h)		545	579,062
Nexa Resources SA, 5.38%, 05/04/27(b)		237	251,116
Novelis Corp.(b) 3.25%, 11/15/26		416	419,640
4.75%, 01/30/30(h)		816	857,820
3.88%, 08/15/31		483	479,981
Periama Holdings LLC, 5.95%, 04/19/26(f)		200	212,500
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)		122	124,440
thyssenkrupp AG(f) 1.88%, 03/06/23	EUR	43	49,590
2.88%, 02/22/24		84	98,264
United States Steel Corp., 6.88%, 03/01/29	USD	491	528,439
Vedanta Resources Finance II PLC 8.00%, 04/23/23(f)		313	306,016
13.88%, 01/21/24(f)		200	211,663
8.95%, 03/11/25(f)		293	286,407
8.95%, 03/11/25(b)		200	195,500

			10,112,430

Multiline Retail — 0.2%
Bath & Body Works, Inc.
6.88%, 11/01/35(h)		401	498,242
6.75%, 07/01/36		71	87,685
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		396	420,303

			1,006,230

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc., 3.90%, 10/01/25(h)		285	310,499
Entegris, Inc.(b)
4.38%, 04/15/28		231	237,352
3.63%, 05/01/29		97	97,243

			645,094

Oil, Gas & Consumable Fuels — 9.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)(h)		538	577,920
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27		226	234,192
5.75%, 01/15/28		59	61,869

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b) (continued)
5.38%, 06/15/29	USD	206	$217,333
Antero Resources Corp., 5.38%, 03/01/30(b)		147	157,143
Apache Corp. 4.25%, 01/15/30		187	202,932
5.10%, 09/01/40(h)		531	600,030
5.25%, 02/01/42		40	46,200
5.35%, 07/01/49		72	82,260
Arcosa, Inc., 4.38%, 04/15/29(b)		374	379,142
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b) 9.00%, 11/01/27		317	423,195
5.88%, 06/30/29		524	504,188
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(f)(k)		143	107,515
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)(h)		498	497,537
Buckeye Partners LP 4.13%, 03/01/25(b)(h)		262	270,515
5.85%, 11/15/43		145	142,282
5.60%, 10/15/44		166	161,634
Callon Petroleum Co. 6.13%, 10/01/24		126	124,110
9.00%, 04/01/25(b)(h)		795	858,600
8.00%, 08/01/28(b)(h)		620	626,200
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(f)(j)	EUR	200	223,885
Cenovus Energy, Inc., 5.40%, 06/15/47(h)	USD	113	140,677
Centennial Resource Production LLC, 3.25%, 04/01/28(h)(j)		478	592,421
Cheniere Energy Partners LP 4.50%, 10/01/29(h)		529	560,740
4.00%, 03/01/31(h)		675	708,041
3.25%, 01/31/32(b)		558	563,580
Cheniere Energy, Inc., 4.63%, 10/15/28(h)		1,657	1,762,584
Chesapeake Energy Corp., 5.88%, 02/01/29(b)		41	43,860
Citgo Holding, Inc., 9.25%, 08/01/24(b)		228	229,140
Civitas Resources, Inc., 5.00%, 10/15/26(b)		88	88,862
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		92	91,655
CNX Resources Corp. 2.25%, 05/01/26(j)		499	652,193
6.00%, 01/15/29(b)		90	93,600
Colgate Energy Partners III LLC(b) 7.75%, 02/15/26		272	293,760
5.88%, 07/01/29(h)		353	363,590
Comstock Resources, Inc.(b) 7.50%, 05/15/25(h)		160	165,000
6.75%, 03/01/29(h)		642	696,313
5.88%, 01/15/30		346	354,650
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		617	643,994
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(b)		8	8,310
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(h)		790	807,775
DCP Midstream Operating LP(b) 6.45%, 11/03/36		226	295,762
6.75%, 09/15/37(h)		333	445,437
DT Midstream, Inc.(b) 4.13%, 06/15/29		433	443,284

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DT Midstream, Inc.(b) (continued) 4.38%, 06/15/31(h)	USD	562	$584,480
Dycom Industries, Inc., 4.50%, 04/15/29(b)		102	103,913
Ecopetrol SA, 4.63%, 11/02/31		190	184,547
eG Global Finance PLC 6.75%, 02/07/25(b)(h)		596	603,450
6.25%, 10/30/25(f)	EUR	142	165,709
8.50%, 10/30/25(b)	USD	252	261,135
Enbridge, Inc., (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(a)(h)		1,565	1,698,626
Endeavor Energy Resources LP/EER Finance, Inc.(b) 6.63%, 07/15/25		192	203,142
5.75%, 01/30/28		386	411,432
Energean Israel Finance Ltd., 4.88%, 03/30/26(b)		130	128,984
Energy Transfer LP 3.90%, 07/15/26(h)		235	252,703
Series H, (5 year CMT + 5.69%), 6.50%(a)(l)		644	655,270
EnLink Midstream LLC 5.63%, 01/15/28(b)		174	180,960
5.38%, 06/01/29		82	83,845
EnLink Midstream Partners LP 4.40%, 04/01/24(h)		240	250,800
4.15%, 06/01/25		17	17,620
4.85%, 07/15/26		115	121,038
5.60%, 04/01/44		197	198,689
5.05%, 04/01/45		32	30,880
EQM Midstream Partners LP 6.00%, 07/01/25(b)(h)		255	277,312
4.13%, 12/01/26		100	102,500
6.50%, 07/01/27(b)(h)		364	407,680
4.50%, 01/15/29(b)		136	141,440
4.75%, 01/15/31(b)(h)		791	836,482
EQT Corp. 1.75%, 05/01/26(j)		426	709,929
3.13%, 05/15/26(b)		177	181,696
3.90%, 10/01/27		271	290,653
5.00%, 01/15/29		33	36,548
7.50%, 02/01/30		191	245,435
3.63%, 05/15/31(b)		50	51,875
Genesis Energy LP/Genesis Energy Finance Corp. 6.50%, 10/01/25		46	45,425
7.75%, 02/01/28		118	118,885
Geopark Ltd., 5.50%, 01/17/27(b)		200	192,475
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(f)		200	193,163
Great Western Petroleum LLC/Great Western
Finance Corp., 12.00%, 09/01/25(b)		164	172,200
Harvest Midstream I LP, 7.50%, 09/01/28(b)		60	64,200
Hess Corp., 4.30%, 04/01/27(h)		50	54,453
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		255	253,087
Hilong Holding Ltd., 9.75%, 11/18/24(f)		207	167,321
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(f)		200	208,500
HTA Group Ltd., 7.00%, 12/18/25(b)		200	208,287
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)(e)		1,401	1,347,279
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		471	489,251
ITT Holdings LLC, 6.50%, 08/01/29(b)		343	339,570
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		170	174,786
Matador Resources Co., 5.88%, 09/15/26(h)		989	1,018,670

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(b)	USD	200		$198,938
Medco Bell Pte Ltd., 6.38%, 01/30/27(f)		250		246,875
MEG Energy Corp., 6.50%, 01/15/25(b)(h)		507		515,239
MPLX LP, 4.25%, 12/01/27(h)		185		204,908
Murphy Oil Corp. 5.75%, 08/15/25		119		122,318
6.38%, 12/01/42		29		29,000
Murphy Oil USA, Inc., 4.75%, 09/15/29		146		153,665
Nabors Industries Ltd.(b) 7.25%, 01/15/26		55		50,875
7.50%, 01/15/28		140		126,700
Nabors Industries, Inc., 7.38%, 05/15/27(b)		207		214,284
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200		204,250
New Fortress Energy, Inc.(b)(h) 6.75%, 09/15/25		657		663,570
6.50%, 09/30/26		1,012		1,004,410
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		171		176,352
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(h)		227		317,809
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)(h)		597		629,835
NuStar Logistics LP 6.00%, 06/01/26		163		176,855
6.38%, 10/01/30		25		27,750
Occidental Petroleum Corp. 6.95%, 07/01/24		63		70,045
5.50%, 12/01/25		100		110,937
5.55%, 03/15/26		36		40,079
3.00%, 02/15/27		4		4,060
8.88%, 07/15/30		34		45,854
4.30%, 08/15/39(h)		518		516,586
6.20%, 03/15/40(h)		909		1,118,070
4.50%, 07/15/44(h)		492		506,762
4.63%, 06/15/45(h)		558		578,925
6.60%, 03/15/46		26		33,735
4.40%, 04/15/46(h)		648		664,200
4.10%, 02/15/47		73		71,540
4.20%, 03/15/48(h)		668		668,000
4.40%, 08/15/49		104		105,300
Odebrecht Offshore Drilling Finance Ltd., (7.72%
PIK), 7.72%, 12/01/26(b)(m)		—	(n)	31
Oil and Gas Holding Co., 7.63%, 11/07/24(f)		200		215,437
OQ SAOC, 5.13%, 05/06/28(b)		200		203,537
PDC Energy, Inc. 6.13%, 09/15/24		75		75,938
5.75%, 05/15/26		235		242,847
Petroleos Mexicanos 6.50%, 03/13/27(h)		103		109,502
5.95%, 01/28/31		313		303,790
6.70%, 02/16/32(b)(h)		100		100,750
6.38%, 01/23/45(d)		77		66,884
6.75%, 09/21/47		137		120,903
Pioneer Natural Resources Co., 0.25%, 05/15/25(j)		283		504,271
Puma International Financing SA, 5.13%, 10/06/24(b)		200		200,000
Range Resources Corp. 5.88%, 07/01/22		44		44,275
5.00%, 08/15/22		252		254,835
5.00%, 03/15/23		189		193,253
4.88%, 05/15/25		14		14,455

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp. (continued) 9.25%, 02/01/26	USD	62	$66,823
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		326	335,780
SM Energy Co. 10.00%, 01/15/25(b)(h)		924	1,016,991
5.63%, 06/01/25		74	74,555
6.75%, 09/15/26		129	132,548
6.50%, 07/15/28		86	89,010
Southwestern Energy Co. 4.10%, 03/15/22		252	252,086
6.45%, 01/23/25		18	19,782
5.38%, 02/01/29		378	399,735
4.75%, 02/01/32		224	235,896
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27		63	65,703
5.88%, 03/15/28		124	131,130
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		744	773,760
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.88%, 04/15/26		304	317,213
5.38%, 02/01/27		2	2,061
6.50%, 07/15/27		195	209,040
6.88%, 01/15/29(h)		521	582,884
5.50%, 03/01/30(h)		400	437,000
4.88%, 02/01/31		275	298,636
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(h)		280	305,950
Transocean, Inc., 11.50%, 01/30/27(b)		171	167,580
Venture Global Calcasieu Pass LLC(b)(h) 3.88%, 08/15/29		782	811,325
4.13%, 08/15/31		719	762,140
3.88%, 11/01/33		1,397	1,467,660
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)(h)		588	637,980
Western Midstream Operating LP 4.75%, 08/15/28		37	40,885
5.45%, 04/01/44		339	405,105
5.30%, 03/01/48		315	379,577
5.50%, 08/15/48		83	99,145
6.50%, 02/01/50(h)		798	943,639

			54,720,288

Personal Products — 0.1%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(b)		150	152,437
Coty, Inc.(f) 4.00%, 04/15/23	EUR	100	114,090
3.88%, 04/15/26		100	116,069

			382,596

Pharmaceuticals — 1.6%
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)(h)	USD	973	1,021,650
Bausch Health Cos., Inc.(b) 6.13%, 04/15/25(h)		73	74,355
9.00%, 12/15/25(h)		300	315,954
4.88%, 06/01/28		101	103,020
5.00%, 02/15/29		293	258,573
6.25%, 02/15/29(h)		308	292,674
7.25%, 05/30/29(h)		498	493,020
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(f)	EUR	100	118,637
CVS Health Corp., 4.75%, 12/01/22(h)	USD	165	169,343

Security		Par (000)	Value

Pharmaceuticals (continued)
Elanco Animal Health, Inc., 5.90%, 08/28/28	USD	156	$180,960
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)(h)		723	735,956
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)(h)		481	471,380
Gruenenthal GmbH, 4.13%, 05/15/28(f)	EUR	100	117,310
Jazz Securities DAC, 4.38%, 01/15/29(b)	USD	441	456,629
Nidda BondCo GmbH, 7.25%, 09/30/25(f)	EUR	100	115,573
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(f)		100	113,467
Option Care Health, Inc., 4.38%, 10/31/29(b)	USD	133	133,333
Organon & Co./Organon Foreign Debt Co-Issuer BV(b)(h) 4.13%, 04/30/28		790	802,837
5.13%, 04/30/31		772	806,493
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		266	266,333
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)(h)		1,251	1,278,434
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)(h)		484	484,605
Prestige Brands, Inc., 3.75%, 04/01/31(b)		149	144,530
Teva Pharmaceutical Finance Netherlands II BV 6.00%, 01/31/25	EUR	100	122,339
3.75%, 05/09/27		100	113,195

			9,190,600

Real Estate Management & Development — 2.6%
Adler Group SA, 2.75%, 11/13/26(f)		100	95,634
Agile Group Holdings Ltd.(f) 6.05%, 10/13/25	USD	200	118,500
(5 year CMT + 11.08%), 7.75%(a)(l)		400	188,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		260	255,775
Central China Real Estate Ltd.(f) 6.88%, 08/08/22		200	150,000
7.25%, 04/24/23		200	138,500
7.90%, 11/07/23		200	131,000
CFLD Cayman Investment Ltd.(f)(g)(i) 8.63%, 02/28/21		200	52,938
8.75%, 09/28/22		200	51,938
6.90%, 01/13/23		200	54,163
8.60%, 04/08/24		200	54,100
China Aoyuan Group Ltd.(f) 6.35%, 02/08/24		400	78,000
6.20%, 03/24/26		200	38,040
China Evergrande Group(f)(g)(i) 8.25%, 03/23/22		420	76,466
9.50%, 04/11/22		200	30,725
11.50%, 01/22/23		450	67,444
12.00%, 01/22/24		250	37,391
China SCE Group Holdings Ltd.(f) 7.25%, 04/19/23		200	176,000
7.38%, 04/09/24		400	338,520
7.00%, 05/02/25		255	205,912
CIFI Holdings Group Co. Ltd.(f) 6.45%, 11/07/24		200	197,437
6.00%, 07/16/25		200	195,260
5.25%, 05/13/26		335	316,173
Country Garden Holdings Co. Ltd.(f) 6.50%, 04/08/24		200	194,937
6.15%, 09/17/25		200	194,000
5.13%, 01/14/27		200	184,000
Dexin China Holdings Co. Ltd., 11.88%, 04/23/22(f)		200	156,725

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
DIC Asset AG, 2.25%, 09/22/26(f)	EUR	100	$107,873
Easy Tactic Ltd.(f)
8.13%, 02/27/23	USD	200	73,500
11.75%, 08/02/23		200	73,000
8.63%, 02/27/24		200	68,500
Fantasia Holdings Group Co. Ltd.(f)(g)(i)
11.75%, 04/17/22		400	92,000
11.88%, 06/01/23		200	45,938
9.25%, 07/28/23		200	45,938
9.88%, 10/19/23		200	45,938
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(h)		389	405,766
Global Prime Capital Pte Ltd., 5.50%, 10/18/23(f)		200	201,000
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		100	101,772
Haimen Zhongnan Investment Development International Co. Ltd., 12.00%, 06/08/22(f)		200	69,813
Howard Hughes Corp.(b)
5.38%, 08/01/28		180	191,708
4.13%, 02/01/29		149	150,989
4.38%, 02/01/31		140	141,400
Jingrui Holdings Ltd., 12.00%, 07/25/22(f)		200	110,373
Kaisa Group Holdings Ltd.(f)(g)(i)
11.95%, 10/22/22		200	55,040
11.50%, 01/30/23		200	51,725
10.88%, 07/23/23		600	154,987
11.70%, 11/11/25		200	52,600
Kennedy-Wilson, Inc., 4.75%, 02/01/30		136	137,864
KWG Group Holdings Ltd.(f)
7.88%, 09/01/23		200	151,662
7.40%, 03/05/24		470	348,975
5.88%, 11/10/24		231	167,475
Logan Group Co. Ltd.(f)
6.90%, 06/09/24		200	195,000
5.75%, 01/14/25		200	191,260
4.50%, 01/13/28		200	178,937
MAF Sukuk Ltd.(f)
4.64%, 05/14/29(h)		275	305,387
3.93%, 02/28/30		238	254,556
Modern Land China Co. Ltd., 9.80%, 04/11/23(f)(g)(i)		431	77,445
New Metro Global Ltd.(f)
6.80%, 08/05/23		200	184,000
4.80%, 12/15/24		280	251,300
Powerlong Real Estate Holdings Ltd.(f)
7.13%, 11/08/22		200	183,000
6.95%, 07/23/23		310	276,675
6.25%, 08/10/24		350	298,375
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29(b)		291	298,275
Redsun Properties Group Ltd.(f)
9.95%, 04/11/22		200	113,000
7.30%, 01/13/25		400	168,200
RKPF Overseas Ltd.(f)
Series 2019-A, 6.00%, 09/04/25		200	191,937
Series 2020-A, 5.20%, 01/12/26		232	215,482
Ronshine China Holdings Ltd.(f)
10.50%, 03/01/22		200	126,537
8.95%, 01/22/23		200	75,000
7.35%, 12/15/23		200	75,000

Security		Par (000)	Value

Real Estate Management & Development (continued)
Ronshine China Holdings Ltd.(f) (continued)
6.75%, 08/05/24	USD	200	$72,000
Scenery Journey Ltd.(f)(g)(i)
11.50%, 10/24/22		219	28,306
13.00%, 11/06/22		200	25,913
12.00%, 10/24/23		200	25,500
Seazen Group Ltd.(f)
6.45%, 06/11/22		200	187,000
6.00%, 08/12/24		202	171,195
Shimao Group Holdings Ltd.(f)
5.60%, 07/15/26		200	124,500
3.45%, 01/11/31(h)		200	113,750
Shui On Development Holding Ltd.(f)
5.75%, 11/12/23		200	195,937
6.15%, 08/24/24		200	196,000
5.50%, 03/03/25		209	200,575
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(f)(g)(i)		200	7,980
Sino-Ocean Land Treasure III Ltd., (5 year CMT + 3.26%), 4.90%(a)(f)(l)		200	163,600
Sunac China Holdings Ltd.(f)
6.50%, 01/10/25		200	125,937
7.00%, 07/09/25(h)		400	251,875
Theta Capital Pte Ltd., 8.13%, 01/22/25(f)		200	210,437
Times China Holdings Ltd.(f)
6.75%, 07/16/23		313	231,483
6.75%, 07/08/25(h)		390	265,078
6.20%, 03/22/26		277	188,273
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27(f)	GBP	41	61,616
Wanda Group Overseas Ltd.(f)
7.50%, 07/24/22	USD	400	374,000
8.88%, 03/21/23		200	175,500
Yango Justice International Ltd.
10.25%, 09/15/22		400	103,875
7.88%, 09/04/24(f)		200	51,938
7.50%, 02/17/25(f)		200	50,000
Yanlord Land HK Co. Ltd.(f)
6.75%, 04/23/23		420	424,069
6.80%, 02/27/24		400	403,000
Yuzhou Group Holdings Co. Ltd.(f)
8.38%, 10/30/24		200	65,000
7.70%, 02/20/25		200	57,000
8.30%, 05/27/25		200	57,000
Zhenro Properties Group Ltd.(f)
8.70%, 08/03/22		200	150,000
7.88%, 04/14/24		300	196,500
6.63%, 01/07/26		200	128,500

			15,566,117

Road & Rail(b) — 0.4%
Danaos Corp., 8.50%, 03/01/28		100	109,500
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(h)		1,501	1,711,894
Seaspan Corp., 5.50%, 08/01/29		353	354,765

			2,176,159

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom, Inc.(h)
3.46%, 09/15/26		578	615,324
4.11%, 09/15/28		1,594	1,747,503

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.(j)
0.13%, 11/15/24	USD	250	$309,375
1.63%, 02/15/25		86	333,190
1.63%, 02/15/27		61	155,169
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(b)		33	34,068
ON Semiconductor Corp., 3.88%, 09/01/28(b)		330	338,250
QUALCOMM, Inc., 1.65%, 05/20/32(h)		1,779	1,682,279
Sensata Technologies BV(b)(h)
5.63%, 11/01/24		229	251,740
5.00%, 10/01/25		324	351,540
4.00%, 04/15/29		321	327,821
Sensata Technologies, Inc.(b)
4.38%, 02/15/30(h)		359	376,950
3.75%, 02/15/31		34	33,879
Synaptics, Inc., 4.00%, 06/15/29(b)		192	194,880

			6,751,968

Software — 1.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(h)		444	462,870
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		386	385,494
Boxer Parent Co., Inc.
6.50%, 10/02/25(f)	EUR	100	119,344
7.13%, 10/02/25(b)(h)	USD	388	406,915
9.13%, 03/01/26(b)(h)		678	706,815
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)(f)	EUR	100	114,074
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	281	277,487
Elastic NV, 4.13%, 07/15/29(b)		376	372,007
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)		200	196,500
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		352	360,261
MicroStrategy, Inc., 6.13%, 06/15/28(b)		321	321,802
MSCI, Inc.(b)
4.00%, 11/15/29		83	86,735
3.63%, 09/01/30		147	150,308
3.88%, 02/15/31(h)		458	476,892
3.63%, 11/01/31		129	133,838
3.25%, 08/15/33		183	185,059
Nuance Communications, Inc., 5.63%, 12/15/26(h)		237	244,503
Open Text Corp.(b)
3.88%, 02/15/28(h)		268	273,159
3.88%, 12/01/29		157	158,963
Open Text Holdings, Inc., 4.13%, 02/15/30(b)(h)		256	263,680
Oracle Corp., 3.60%, 04/01/50(h)		785	768,624
Playtika Holding Corp., 4.25%, 03/15/29(b)(h)		379	371,420
PTC, Inc.(b)
3.63%, 02/15/25		76	77,045
4.00%, 02/15/28		187	190,273
Rocket Software, Inc., 6.50%, 02/15/29(b)		156	152,194
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(h)		1,649	1,723,205
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%,
09/01/25(b)(h)		1,440	1,490,400

			10,469,867

Specialty Retail — 0.6%
Arko Corp., 5.13%, 11/15/29(b)		181	174,891
National Vision Holdings, Inc., 2.50%, 05/15/25(j)		244	407,938
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28		343	352,004

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.(b) (continued)
7.75%, 02/15/29(h)	USD	1,505	$1,634,806
Staples, Inc.(b)
7.50%, 04/15/26(h)		697	716,167
10.75%, 04/15/27		202	190,385
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%),
5.25%, 09/15/24(a)(f)	EUR	100	112,996

			3,589,187

Technology Hardware, Storage & Peripherals — 0.1%
II-VI, Inc., 5.00%, 12/15/29(b)	USD	344	351,300

Textiles, Apparel & Luxury Goods(b) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		156	154,050
4.13%, 08/15/31		197	192,568
Kontoor Brands, Inc., 4.13%, 11/15/29		98	98,000
Levi Strauss & Co., 3.50%, 03/01/31		111	113,179
William Carter Co., 5.63%, 03/15/27		160	165,400
Wolverine World Wide, Inc., 4.00%, 08/15/29		101	98,199

			821,396

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(b)		211	195,702
Jerrold Finco PLC, 5.25%, 01/15/27(f)	GBP	100	137,791
MGIC Investment Corp., 5.25%, 08/15/28	USD	167	175,350
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		147	153,130
5.13%, 12/15/30		104	102,700
5.75%, 11/15/31		98	97,510
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(b)		189	187,583

			1,049,766

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(f)	EUR	100	117,752

Transportation Infrastructure — 0.2%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)	USD	200	209,475
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		200	206,163
Heathrow Finance PLC, 4.63%, 09/01/29(c)(f)	GBP	100	133,122
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)(h)	USD	435	472,788

			1,021,548

Utilities — 0.5%
Consensus Cloud Solutions, Inc.(b)
6.00%, 10/15/26		71	73,847
6.50%, 10/15/28		64	66,880
Genneia SA, 8.75%, 09/02/27(b)		79	74,419
Inkia Energy Ltd., 5.88%, 11/09/27(b)(h)		377	386,496
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(f)		250	242,703
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)(h)		519	538,462
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		280	306,828
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(f)		168	185,227

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities (continued)
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(f)	GBP	168	$231,909
Vistra Operations Co. LLC(b) 5.50%, 09/01/26	USD	8	8,261
5.63%, 02/15/27(h)		422	434,660
4.38%, 05/01/29		227	227,370

			2,777,062

Wireless Telecommunication Services — 2.3%
Altice France SA 5.88%, 02/01/27(f)	EUR	100	118,831
8.13%, 02/01/27(b)(h)	USD	707	755,606
5.50%, 01/15/28(b)(h)		381	378,108
4.13%, 01/15/29(f)	EUR	100	112,996
5.13%, 01/15/29(b)	USD	200	195,000
5.13%, 07/15/29(b)(h)		1,102	1,074,946
5.50%, 10/15/29(b)		477	469,845
Kenbourne Invest SA, 6.88%, 11/26/24(b)		275	286,997
Millicom International Cellular SA, 5.13%, 01/15/28(f)		248	256,286
Rogers Communications, Inc., 5.00%, 03/15/44(h)		545	672,396
SBA Communications Corp., 3.88%, 02/15/27(h)		1,248	1,285,440
Sprint Corp.(h) 7.88%, 09/15/23		177	194,921
7.13%, 06/15/24		374	419,873
7.63%, 03/01/26		552	662,731
T-Mobile USA, Inc. 4.75%, 02/01/28(h)		479	504,148
2.63%, 02/15/29		240	236,400
2.88%, 02/15/31(h)		340	335,784
3.50%, 04/15/31		397	413,031
3.50%, 04/15/31(b)		362	376,618
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)(h)		452	450,447
VICI Properties LP/VICI Note Co., Inc.(b) 3.50%, 02/15/25		387	392,805
4.25%, 12/01/26(h)		968	1,008,143
3.75%, 02/15/27(h)		411	424,499
4.63%, 12/01/29(h)		498	529,984
4.13%, 08/15/30(h)		923	976,072
Vmed O2 UK Financing I PLC 4.00%, 01/31/29(f)	GBP	100	132,501
4.50%, 07/15/31(f)		100	134,849
4.75%, 07/15/31(b)(h)	USD	797	806,963

			13,606,220

Total Corporate Bonds — 80.0% (Cost: $462,095,613)			469,701,521

Floating Rate Loan Interests(a)

Aerospace & Defense — 1.7%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28.		2,587	2,589,384
Term Loan C, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		526	526,655

Security		Par (000)	Value

Aerospace & Defense (continued)
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.22%, 10/31/26	USD	286	$285,808
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(o)		155	154,371
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		788	765,686
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		1,466	1,424,178
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		884	893,945
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		2,768	2,766,597
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25.		858	845,157

			10,251,781

Air Freight & Logistics — 0.3%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		276	275,736
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		756	731,903
PECF USS Intermediate Holding III Corporation, Term Loan B, 12/15/28(o)		689	689,412

			1,697,051

Airlines — 1.0%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		542	560,677
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		1,178	1,173,358
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		319	299,298
2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 2.11%, 12/15/23		953	931,616
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		1,139	1,199,100
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		1,685	1,687,557

			5,851,606

Auto Components — 0.9%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28.		339	338,942
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		1,701	1,689,184
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 01/31/28		976	969,305
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.22%, 05/16/24		1,070	1,060,686

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
USI, Inc. (continued)
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.47%, 12/02/26	USD	83	$82,662
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.18%, 02/05/26		1,051	1,034,606

			5,175,385

Banks — 0.3%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		1,374	1,374,163
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 5.50%, 10/29/28		614	612,465

			1,986,628

Building Materials — 0.0%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		79	78,976
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		126	125,320

			204,296

Building Products — 0.9%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		1,648	1,638,810
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		673	672,392
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28.		337	337,225
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		220	220,536
Standard Industries, Inc., 2021 Term Loan B, 09/22/28(o)		681	681,512
Wilsonart LLC, 2021 Term Loan E, 12/19/26(o)		1,600	1,598,598

			5,149,073

Capital Markets — 0.8%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		231	231,012
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		2,385	2,386,058
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		642	653,235
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		579	578,035
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, (PRIME + 1.50%), 4.75%, 06/24/28		118	117,905
2021 Term Loan, (1 mo. LIBOR + 2.50%), 3.00%, 07/01/28		513	509,645
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24.		222	221,157

			4,697,047

Chemicals — 1.7%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		1,041	1,045,443
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28		1,359	1,355,772

Security		Par (000)	Value

Chemicals (continued)
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.97%, 06/01/24	USD	516	$515,515
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(o)		345	342,157
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 01/31/26		853	848,683
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		416	412,739
Lonza Group AG, USD Term Loan B, 07/03/28(o)		384	383,548
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.72%, 03/02/26		682	676,490
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		721	719,475
New Arclin U.S. Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 09/30/28		517	516,355
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/29/27.		287	282,530
Oxea Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 3.44%, 10/14/24		735	727,848
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 06/09/28.		674	672,409
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		436	431,203
Sparta U.S. HoldCo LLC, 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 08/02/28		595	595,184
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/01/25		91	91,008
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		222	222,167

			9,838,526

Commercial Services & Supplies — 1.7%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		1,250	1,244,085
Aramark Services, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25		375	369,491
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/06/28		383	380,792
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 3.23%, 11/03/23		183	182,057
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		378	376,320
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		890	883,247
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28(e)		364	364,910
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 5.35%, 01/20/29		646	642,906
Clean Harbors Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 10/08/28		426	425,203
Covanta Holding Corp.(o) 2021 Term Loan B, 11/30/28		487	487,190
2021 Term Loan C, 11/30/28		36	36,494

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25	USD	836	$834,686
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		177	176,304
GFL Environmental, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 05/30/25		175	175,895
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(e)		460	450,727
Packers Holdings LLC, 2021 Term Loan, (6 mo. LIBOR + 3.25%), 4.00%, 03/09/28		750	744,211
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.50%, 09/23/26		701	700,326
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/16/26		126	113,628
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		1,274	1,272,534
Viad Corp, Initial Term Loan, (3 mo. LIBOR + 5.00%), 5.50%, 07/30/28.		355	354,002

			10,215,008

Construction & Engineering — 0.8%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,685	1,645,449
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		424	422,252
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		1,776	1,769,886
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 05/12/28		714	712,329

			4,549,916

Construction Materials — 0.8%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 07/27/28		2,692	2,672,548
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		1,122	1,111,224
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		462	461,861
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 3.22%, 06/01/26		357	354,815

			4,600,448

Consumer Discretionary — 0.1%
APi Group DE, Inc., 2021 Incremental Term Loan B, 12/18/28(o)		325	324,535

Containers & Packaging — 0.9%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		1,054	1,038,979
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		2,239	2,241,520
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/02/28		991	988,766
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 07/31/26		137	136,121

Security		Par (000)	Value

Containers & Packaging (continued)
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 08/18/27	USD	583	$580,991
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 4.00%, 09/15/28		26	26,046
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 4.50%, 09/15/28		456	455,639

			5,468,062

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		883	876,013
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24.		406	386,257
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24.		1,317	1,132,250

			2,394,520

Diversified Consumer Services — 1.1%
Ascend Learning, LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		249	249,416
2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 12/11/28		1,140	1,137,389
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 11/24/28		411	409,973
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 07/11/25		835	831,108
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		1,557	1,466,958
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 2.40%, 05/15/24		406	403,069
Ola Singapore PTE, Ltd., Term Loan, 12/03/26(e)(o) .		357	367,710
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/28/27		297	296,016
Serta Simmons Bedding LLC 2020 Super Priority First Out Term Loan, (3 mo.
LIBOR + 7.50%), 8.50%, 08/10/23		188	189,183
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		252	235,020
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27		630	629,789
Voyage Australia Pty Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 07/20/28		307	306,941

			6,522,572

Diversified Financial Services — 3.9%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		713	715,081

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 03/10/28(e)	USD	344	$343,659
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 02/04/28		776	772,223
AQGEN Island Holdings, Inc., Term Loan, 08/02/28(o)		1,516	1,508,041
Belron Finance US LLC, 2021 USD Term Loan B, 04/13/28(o)		1,230	1,228,096
Castlelake Aviation Ltd., Term Loan B, 10/22/26(o)		983	979,873
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 09/01/28		1,325	1,317,964
Credito Real SAB de CV Sofom ENR, Term Loan B, 02/17/23(e)(o)		24	21,254
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/01/28		261	262,060
2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		1,756	1,756,807
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.22%, 02/07/25.		515	512,342
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		413	413,905
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		682	677,832
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, 09/21/29(o)		100	101,094
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		246	244,974
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27.		1,374	1,363,324
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 11/02/27		420	419,626
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		2,321	2,320,654
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		1,034	1,029,802
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 02/08/28.		298	297,467
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 2.14%, 11/05/28		591	590,261
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 2.63%, 01/23/25		532	515,591
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.47%, 07/30/25		985	948,635
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		2,825	2,822,304
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27.		727	723,401
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		541	540,599
Ziggo Financing Partnership, USD Term Loan I, (3 mo. LIBOR + 2.50%), 2.61%, 04/30/28		510	504,048

			22,930,917

Security		Par (000)	Value

Diversified Telecommunication Services — 0.6%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/30/27	USD	228	$227,131
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 10/02/27		349	348,331
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		754	752,017
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		145	144,577
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		57	57,129
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26		733	732,128
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		566	558,432
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	926,069

			3,745,814

Electric Utilities — 0.6%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	710	709,296
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		2,558	2,527,974

			3,237,270

Electrical Equipment — 0.4%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 06/23/28		635	632,824
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		863	860,837
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(o)		662	660,345

			2,154,006

Electronic Equipment, Instruments & Components — 0.0%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 02/12/25		168	168,064

Environmental, Maintenance & Security Service — 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		789	785,288
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 11/02/27		434	433,868

			1,219,156

Equity Real Estate Investment Trusts (REITs) — 0.0%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24		243	239,763

Food & Staples Retailing — 0.2%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		236	234,709

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
US Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26	USD	398	$393,511
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/17/28		671	670,008

			1,298,228

Food Products — 0.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/01/25		456	448,180
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		163	162,554
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/25/27		1,389	1,391,497
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		1,726	1,701,315
Hostess Brands LLC, 2019 Term Loan, (2 mo. LIBOR + 2.25%), 2.39%, 08/03/25		420	418,792
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		255	253,468
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		448	447,109
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		275	274,624

			5,097,539

Gas Utilities — 0.0%
Freeport LNG Investments, LLLP, Term Loan B, 12/21/28(o)		74	73,414

Health Care Equipment & Supplies — 0.7%
Electron BidCo Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 11/01/28		1,009	1,005,668
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 05/04/28.		286	286,382
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		1,496	1,495,018
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		854	852,503
Toruk AS, 2021 USD Term Loan B, 11/02/28(o)		263	256,952

			3,896,523

Health Care Providers & Services — 0.9%
CHG Healthcare Services, Inc., 2021 Term Loan, 09/29/28(o)		469	468,356
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		679	679,101
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		747	598,854
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 02/18/27.		863	857,668
2021 2nd Lien Term Loan, 11/15/29(o)		176	175,951
2021 Delayed Draw Term Loan, 11/15/28(o)		26	26,620
2021 Incremental Term Loan, 11/15/28(o)		157	156,171
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.72%, 03/05/26		444	409,482
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 09/01/28.		390	389,158

Security		Par (000)	Value

Health Care Providers & Services (continued)
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 4.25%, 02/14/25	USD	21	$20,761
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		578	575,289
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 12/22/28		1,150	1,148,182

			5,505,593

Health Care Services — 0.4%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 07/24/26.		1,129	1,123,383
Medical Solutions LLC, 2021 2nd Lien Term Loan, 11/01/29(o)		247	243,708
Unified Physician Management LLC, 2020 Term Loan, (1 mo. LIBOR + 4.25%), 5.00%, 12/16/27		706	705,413

			2,072,504

Health Care Technology — 0.5%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		145	144,760
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25.		579	575,947
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		1,975	1,973,617
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 07/24/26		272	271,645

			2,965,969

Hotels, Restaurants & Leisure — 2.6%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		993	977,762
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		277	270,854
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		427	428,961
Boyd Gaming Corp., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.35%, 09/15/23.		388	387,854
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,139	1,131,469
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		358	358,063
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/17/28		343	340,830
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		2,323	2,201,487
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		545	542,111
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		1,168	1,159,887
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(e)		80	84,879
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27.		1,283	1,281,993

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp. (continued)
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25	USD	609	$607,357
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		157	152,269
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		584	580,427
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		358	356,735
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26		566	563,200
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27		839	830,838
Travelport Finance (Luxembourg) Sarl(m)
2020 Super Priority Term Loan, (6.50% PIK), 2.50%, 02/28/25		518	541,038
2021 Consented Term Loan, (1.75% PIK), 5.22%, 05/29/26		829	689,831
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		564	563,763
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 08/03/28		943	938,709
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		200	198,090

			15,188,407

Household Durables — 0.5%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		1,428	1,406,408
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		139	138,456
Snap One Holdings Corp, Term Loan B, 12/08/28(o) .		494	491,075
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		359	355,410
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 10/30/27		407	407,298

			2,798,647

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 2.50%, 03/03/28		219	217,972

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		883	875,272
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		287	283,286

			1,158,558

Industrial Conglomerates — 1.0%
AVSC Holding Corp.(m)
2020 Term Loan B1, (0.25% PIK), 4.25%, 03/03/25.		1,299	1,190,551
2020 Term Loan B3, (10.00% PIK), 10.00%, 10/15/26		418	485,619

Security		Par (000)	Value

Industrial Conglomerates (continued)
Diamond (BC) B.V., 2021 Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 09/29/28	USD	1,099	$1,093,846
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		453	454,807
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 07/28/28		263	247,100
Vertical US Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%), 4.00%, 07/30/27		735	734,643
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		1,451	1,440,518

			5,647,084

Insurance — 1.3%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		838	829,331
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		2,146	2,141,418
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/19/28		1,015	1,006,405
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		539	534,380
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 02/12/27		286	284,741
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 04/25/25		351	346,184
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.00%, 04/25/25		1,436	1,434,670
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/15/27.		114	111,739
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		202	202,056
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		524	523,478
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		186	186,292

			7,600,694

Interactive Media & Services — 1.1%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 06/26/28.		1,066	1,065,774
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 12/06/27		935	927,953
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		1,622	1,619,090
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		831	823,933
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		2,191	2,199,012

			6,635,762

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.2%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27	USD	1,085	$1,084,607
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.75%, 02/12/27		111	111,022

			1,195,629

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		839	838,569

IT Services — 2.3%
Aruba Investments, Inc., 2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		339	338,447
Banff Merger Sub, Inc., 2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		759	754,020
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/30/26.		1,571	1,558,463
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/21/28		734	732,855
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/02/28.		1,830	1,826,752
Fleetcor Technologies Operating Company LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/28/28		957	945,180
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		2,582	2,589,887
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		602	596,914
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27.		1,223	1,193,218
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		761	753,352
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.75%, 12/01/28		1,287	1,282,817
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/11/28		446	446,747
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28.		434	431,012
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/02/26.		89	89,111

			13,538,775

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, 12/01/28(e)(o)		300	299,625

Life Sciences Tools & Services — 1.1%
Avantor Funding, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.50%, 11/21/24		234	233,720
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		1,268	1,265,894
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,846	1,850,188
ICON Luxembourg Sarl LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28.		1,104	1,103,904

Security		Par (000)	Value

Life Sciences Tools & Services (continued)
ICON Luxembourg Sarl (continued) US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28.	USD	275	$275,039
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		482	484,022
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 11/15/28		1,477	1,475,879

			6,688,646

Machinery — 1.3%
Albion Financing 3 SARL, USD Term Loan, 08/17/26(o)		763	763,059
ASP Blade Holdings, Inc, Initial Term Loan, (1 mo.
LIBOR + 4.00%), 4.50%, 10/13/28		274	273,772
Clark Equipment Co., 2021 Incremental Term Loan,
(3 mo. LIBOR + 2.25%), 2.47%, 05/18/24		537	535,713
Columbus McKinnon Corp., 2021 Term Loan B,
(3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		167	166,620
Filtration Group Corp., 2021 Incremental Term
Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		498	496,613
Ingersoll-Rand Services Co., 2020 USD Spinco
Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		570	563,632
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28.		2,325	2,321,932
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28.		64	63,980
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo.
LIBOR + 3.00%), 3.35%, 03/28/25		2,316	2,275,101

			7,460,422

Media — 4.5%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		440	434,554
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.87%, 01/31/26		530	524,002
Altice France SA, 2018 Term Loan B13, (2 mo. LIBOR + 4.00%), 4.12%, 08/14/26		1,332	1,323,577
AMC Entertainment Holdings, Inc., 04/22/26(o)		440	395,222
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 05/03/28		410	409,600
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		1,261	1,257,258
City Football Group Ltd., Term Loan, (6 mo. LIBOR + 3.50%), 4.00%, 07/21/28(e)		680	674,900
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		2,349	2,314,662
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		3,117	3,115,787
CSC Holdings LLC
2017 Term Loan B1, (3 mo. LIBOR + 2.25%), 2.36%, 07/17/25		650	639,830
2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		1,003	988,882

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Media (continued)
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28	USD	360		$359,679
Gray Television, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 2.60%, 02/07/24		—	(n)	1
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		1,081		1,020,794
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		518		513,067
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/17/26		1,084		1,054,731
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		1,900		1,888,669
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		1,464		1,465,145
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		581		583,661
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		584		581,387
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(e)		1,479		1,475,827
Trader Interactive LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 07/28/28(e)		243		241,785
UPC Financing Partnership, 2021 USD Term Loan AX, (3 mo. LIBOR + 3.00%), 3.11%, 01/31/29		228		227,097
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.36%, 01/31/29		917		916,001
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25.		1,356		1,324,974
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		261		259,637
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		2,250		2,217,914

				26,208,643

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.68%, 07/31/25		662		662,352

Oil, Gas & Consumable Fuels — 0.1%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, 11/01/25(o)		330		355,849
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		2		1,925
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		363		342,174
Lealand Finance Company BV, 2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 1.10%, 06/30/25		112		48,979
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(e)		16		8,992

				757,919

Security		Par (000)	Value

Personal Products — 0.4%
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 2.50%, 07/03/28(e)	USD	195	$195,062
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%), 4.50%, 10/01/26		2,225	2,232,285

			2,427,347

Pharmaceuticals — 1.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		755	746,829
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 2.50%, 02/22/28		1,048	1,048,200
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.85%, 08/01/27		287	282,527
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		656	646,317
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 05/05/28		742	744,320
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		675	675,058
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/18/27		514	511,142
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		1,008	1,002,633

			5,657,026

Professional Services — 0.3%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		1,825	1,816,323

Real Estate Management & Development — 0.3%
Chamberlain Group Inc, Term Loan B, 11/03/28(o)		1,053	1,051,684
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		560	555,771

			1,607,455

Road & Rail — 0.1%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 08/04/25(e)		381	347,226

Semiconductors & Semiconductor Equipment — 0.3%
Cabot Microelectronics Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 11/17/25		459	458,784
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(o)		1,137	1,133,873
Synaptics Inc., Term Loan B, 12/02/28(o)		256	254,722

			1,847,379

Software — 6.3%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		359	358,956
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 09/19/25		251	252,569
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 02/12/25		1,294	1,297,508
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(e)		618	616,455
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		1,722	1,715,542

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28	USD	495	$493,322
Cornerstone OnDemand, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/16/28		520	517,956
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24		441	428,620
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23		383	375,295
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 02/04/28.		114	113,715
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		850	868,419
2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 07/30/27		290	289,590
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28		868	861,648
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.88%, 10/27/28		2,773	2,760,632
Instructure Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 10/30/28		312	310,440
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(e)		254	253,806
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		2,487	2,478,213
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		1,211	1,200,028
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		409	409,142
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		580	580,368
Planview Parent, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 12/17/27.		1,032	1,031,269
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		1,778	1,769,237
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		4,314	4,298,860
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25		31	30,898
Restoration Hardware, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 10/20/28		469	467,419
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 08/01/25		1,854	1,843,318
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27.		2,081	2,079,459
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		469	463,115
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		578	570,830
Tempo Acquisition LLC
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		2,092	2,094,213
2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/31/28		214	214,999

Security		Par (000)	Value

Software (continued)
Tibco Software Inc., 2020 2nd Lien Term Loan, 03/03/28(o)	USD	1,429	$1,432,066
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, 05/03/27(o)		843	844,277
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		1,884	1,872,570
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		1,688	1,681,681

			36,876,435

Specialty Retail — 1.5%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		180	179,217
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		412	408,340
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, 06/23/25(o)	GBP	1,000	1,343,398
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%), 4.75%, 03/31/26(e)	USD	235	236,296
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		314	312,037
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 05/04/28		1,281	1,280,565
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		829	826,189
Medical Solutions LLC
2021 Delayed Draw Term Loan, 0.07%, 11/01/28.		15	15,142
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 11/01/28		1,087	1,084,691
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		2,217	2,218,839
Pilot Travel Centers LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 08/04/28		432	428,985
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		439	432,970
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		228	228,275

			8,994,944

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26(e)		623	533,258

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 05/19/28		619	614,781
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		691	685,918
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.97%, 04/03/28		302	301,904

			1,602,603

Wireless Telecommunication Services — 0.3%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/30/28		435	434,525

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, 05/26/28(o)	USD	264	$264,845
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		1,064	1,050,872

			1,750,242

Total Floating Rate Loan Interests — 50.0% (Cost: $293,002,145)			293,889,156

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 3.50%, 07/09/41(c)		351	124,068

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29(f)		200	215,600
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f)		200	224,187

			439,787

Colombia — 0.1%
Colombia Government International Bond(h)
4.50%, 01/28/26		443	463,433
3.88%, 04/25/27		200	201,475

			664,908

Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27(f)(h)		491	546,238
4.88%, 09/23/32(b)		185	187,983
6.40%, 06/05/49(f)		150	157,481

			891,702

Egypt — 0.2%
Egypt Government International Bond
5.75%, 05/29/24(b)		215	223,407
7.60%, 03/01/29(f)		416	411,590
8.50%, 01/31/47(b)(h)		321	283,828

			918,825

Guatemala — 0.0%
Guatemala Government Bond, 5.38%, 04/24/32(b)		200	222,725

Iceland — 0.5%
Iceland Government International Bond, 5.88%, 05/11/22(f)(h)		3,030	3,076,476

Indonesia — 0.0%
Indonesia Government International Bond, 5.35%, 02/11/49(h)		200	262,000

Mexico — 0.1%
Mexico Government International Bond, 4.15%, 03/28/27(h)		397	438,884

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(f)		250	255,938

Security		Par (000)	Value

Morocco — 0.1%
Morocco Government International Bond 3.00%, 12/15/32(b)(h)	USD	300	$285,806
4.00%, 12/15/50(f)		222	200,841

			486,647

Oman — 0.1%
Oman Government International Bond, 6.50%, 03/08/47(f)		308	305,012

Panama — 0.1%
Panama Government International Bond(h) 3.16%, 01/23/30		245	253,851
4.50%, 04/16/50		211	232,271

			486,122

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(b)		200	227,975

Peru — 0.1%
Peruvian Government International Bond 2.78%, 01/23/31(h)		29	28,797
1.86%, 12/01/32		259	236,386
3.00%, 01/15/34		116	115,420

			380,603

Portugal — 0.6%
Portugal Government International Bond, 5.13%, 10/15/24(b)(h)		3,190	3,533,850

Qatar — 0.0%
Qatar Government International Bond, 4.00%, 03/14/29(b)(h)		200	225,138

Romania — 0.0%
Romanian Government International Bond, 3.00%, 02/14/31(b)(h)		280	283,724

Russia — 0.0%
Russian Foreign Bond - Eurobond, 4.25%, 06/23/27(f)(h)		200	215,500

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30(f)(h)		325	378,523

Sri Lanka — 0.1%
Sri Lanka Government International Bond(f) 6.85%, 03/14/24		400	208,575
6.35%, 06/28/24		200	104,287
7.85%, 03/14/29		400	200,825

			513,687

Ukraine — 0.1%
Ukraine Government International Bond 9.75%, 11/01/28(f)		236	237,106
7.25%, 03/15/33(b)(h)		200	175,500

			412,606

Total Foreign Agency Obligations — 2.5% (Cost: $14,723,157)			14,744,700

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies

Fixed Income Funds — 0.4%
Invesco Senior Loan ETF(p)(q)		120,501	$2,663,072

Total Investment Companies — 0.4% (Cost: $2,672,796)			2,663,072

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 0.6%
Countrywide Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,147	856,946
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,966	1,202,525
Series 2007-19, Class 1A1, 6.00%, 08/25/37		584	408,748
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		140	140,889
Series 2006-17, Class A2, 6.00%, 12/25/36		692	425,624
Series 2007-HY5, Class 3A1, 2.98%, 09/25/37(a) .		374	367,523
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.60%, 10/25/35(a)		347	238,593

			3,640,848

Commercial Mortgage-Backed Securities — 0.9%
BAMLL Commercial Mortgage Securities Trust,
Series 2015-200P, Class C, 3.60%, 04/14/33(a)(b).		4,830	4,984,021

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost: $8,908,827)			8,624,869

		Benefical Interest (000)

Other Interests(r)

IT Services(e)(g) — 0.0%
Millennium Corp	USD	918	—
Millennium Lender Claims		861	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 5.4%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(h)(l)	USD	365	416,100

Banks(a) — 1.5%
Al Ahli Bank of Kuwait KSCP, 7.25%(f)(l)		200	210,288
Banco Mercantil del Norte SA, 6.75%(b)(h)(l)		396	410,058
Bank of East Asia Ltd., 5.88%(f)(l)		250	260,437
BBVA Bancomer SA, 5.13%, 01/18/33(f)		220	225,885
Burgan Bank SAK, 5.75%(f)(l)		250	250,594
CaixaBank SA, 6.38%(f)(l)	EUR	200	245,347
CIT Group, Inc., Series A, 5.80%(l)	USD	235	238,231

Security		Par (000)	Value

Banks (continued)
Industrial & Commercial Bank of China Ltd., 3.20%(f)(l)	USD	200	$204,000
ING Groep NV, 3.88%(h)(l)		1,750	1,664,687
Kasikornbank PCL, 5.28%(f)(l)		405	422,668
Nanyang Commercial Bank Ltd., 5.00%(f)(l)		200	202,625
Nordea Bank Abp, 3.75%(b)(l)		560	530,880
Rizal Commercial Banking Corp., 6.50%(f)(l)		200	203,600
TMBThanachart Bank PCL, 4.90%(f)(l)		250	251,844
US Bancorp, 3.70%(h)(l)		1,665	1,664,667
Wells Fargo & Co.(h)(l)
Series S, 5.90%		1,500	1,582,710
Series U, 5.88%		384	419,520

			8,988,041

Capital Markets — 0.5%
Bank of New York Mellon Corp., Series I, 3.75%(a)(h)(l)		3,110	3,121,103

Diversified Financial Services(a)(l) — 2.7%
Bank of America Corp.(h)
Series AA, 6.10%		15	16,256
Series DD, 6.30%		215	241,875
Series X, 6.25%		1,929	2,076,086
Series Z, 6.50%		143	156,581
Barclays PLC, 4.38%		455	445,673
Credit Suisse Group AG
6.38%(b)(h)		295	317,951
6.25%(f)		200	213,000
HSBC Holdings PLC(h)
6.25%		695	721,931
6.00%		415	446,644
JPMorgan Chase & Co.(h)
Series FF, 5.00%		2,865	2,943,787
Series HH, 4.60%		253	259,641
Series R, 6.00%		92	95,910
Lloyds Banking Group PLC, 7.50%(h)		1,250	1,412,767
Morgan Stanley, Series H, 3.73%(h)		1,026	1,026,521
Natwest Group PLC, 6.00%(h)		1,185	1,296,769
Societe Generale SA, 5.38%(b)(h)		2,250	2,363,400
UBS Group AG, 3.88%(b)(h)		1,500	1,478,175
Woori Bank, 4.25%(f)		250	258,719

			15,771,686

Diversified Telecommunication Services(a)(f)(l) — 0.1%
Telefonica Europe BV
5.88%.	EUR	100	124,808
4.38%.		100	122,246

			247,054

Electric Utilities(a) — 0.4%
Edison International, Series B, 5.00%(l)	USD	175	178,815
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(h)		1,750	1,982,651

			2,161,466

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26(f)	EUR	100	115,885

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(a)(b)(l)	USD	240	243,094

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48%(a)(f)(l)		200	201,163

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(a)(f)(l)	EUR	100	$115,978

Real Estate Management & Development — 0.0%
Heimstaden Bostad AB, 3.00%(a)(f)(l)		100	108,474

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(f)(l)		100	109,297

Utilities — 0.0%
Electricite de France SA, 3.00%(a)(f)(l)		200	233,962

Total Capital Trusts — 5.4%			31,833,303

		Shares

Preferred Stocks — 1.8%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $134,650)(s)		137,556	1,415

Capital Markets(a)(l) — 1.8%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	5,356,813
Morgan Stanley
Series F		120,000	3,325,200
Series K, 5.85%		53,253	1,549,130

			10,231,143

Total Preferred Stocks — 1.8%			10,232,558

Total Preferred Securities — 7.2% (Cost: $40,800,055)			42,065,861

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.10%, 10/25/29(a)	USD	1,327	1,357,702

Mortgage-Backed Securities — 7.3%
Uniform Mortgage-Backed Securities
5.00%, 08/01/23		9	9,593
2.00%, 01/16/36(t)		12,500	12,799,075
2.50%, 02/11/51 - 07/25/51(t)		28,640	29,183,291
Series K042, Class X1, 1.03%, 12/25/24(a)		32,670	879,530

			42,871,489

Total U.S. Government Sponsored Agency Securities — 7.5% (Cost: $44,202,289)			44,229,191

U.S. Treasury Obligations
U.S. Treasury Bonds(h)
2.88%, 05/15/49		1,350	1,626,223
1.88%, 02/15/51(u)		3,250	3,215,469
U.S. Treasury Notes(h)
2.75%, 04/30/23 - 08/31/25		14,150	14,740,017

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes(h) (continued)
1.25%, 03/31/28	USD	8,000	$7,928,750
1.13%, 02/15/31		6,500	6,308,301

Total U.S. Treasury Obligations — 5.8% (Cost: $32,602,022)			33,818,760

		Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc.(g)		2,542	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(g)		345	4,278

Total Warrants — 0.0% (Cost: $ — )			4,278

Total Long-Term Investments — 158.7% (Cost: $927,709,122)			931,570,453

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(p)(q)		4,969,680	4,969,680

Total Short-Term Securities — 0.9% (Cost: $4,969,680)			4,969,680

Options Purchased — 0.4% (Cost: $2,729,138)			2,514,780

Total Investments Before TBA Sale Commitments and Options Written — 160.0% (Cost: $935,407,940)			939,054,913

		Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (2.5)%
Uniform Mortgage-Backed Securities, 2.50%, 07/25/51(t)	USD	(14,320)	(14,609,825)

Total TBA Sale Commitments — (2.5)% (Proceeds: $(14,611,382))			(14,609,825)

Options Written — (0.8)% (Premiums Received: $(4,070,619))			(4,487,052)

Total Investments, Net of TBA Sale Commitments and Options Written — 156.7% (Cost: $916,725,939)			919,958,036

Liabilities in Excess of Other Assets — (56.7)%			(332,812,021)

Net Assets — 100.0%			$587,146,015

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	When-issued security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Non-income producing security.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Perpetual security with no stated maturity date.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Rounds to less than 1,000.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Fund.
(q)	Annualized 7-day yield as of period end.
(r)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(s)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,415, representing less than 0.05% of its net assets as of period end, and an original cost of $134,650.

(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,760,422	$—	$(4,790,742	)(a)	$—	$—	$4,969,680	4,969,680	$817	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	1,381,300	—	(1,354,738)		85,044	(111,606)	—	—	15,552	—

					$85,044	$(111,606)	$4,969,680		$16,369	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.29	%(b)	05/28/21	Open		$27,804	$27,852	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		930,000	932,464	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	06/02/21	Open		614,100	615,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/03/21	Open		601,544	603,526	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		198,875	199,574	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,017,480	1,021,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		413,806	415,261	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		530,347	532,213	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,074,925	1,078,705	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		185,000	185,651	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,173,287	1,177,414	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		349,688	350,917	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		140,675	141,170	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		216,288	217,086	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		409,221	410,732	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		233,998	234,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		483,551	485,337	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		246,075	246,984	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		1,955,542	1,962,993	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		228,160	229,029	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		229,298	230,171	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		339,771	341,066	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.65	%(b)	06/03/21	Open		$857,990	$861,259	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		333,040	334,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		335,948	337,227	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		396,240	397,750	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		226,550	227,413	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		425,631	427,253	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		237,850	238,756	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		349,650	350,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		553,455	555,564	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		673,265	675,830	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		392,531	394,027	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		179,213	179,927	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		1,128,375	1,132,872	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		1,667,922	1,674,668	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		280,125	281,274	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		349,488	351,024	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		1,308,591	1,314,344	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		340,204	341,699	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		313,228	314,604	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		722,722	725,899	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	06/03/21	Open		141,200	141,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		374,920	376,478	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		274,466	275,338	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/04/21	Open		347,183	348,386	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/04/21	Open		425,113	426,726	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		513,836	515,766	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		509,302	511,215	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		519,585	521,536	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/04/21	Open		1,442,919	1,448,588	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/07/21	Open		1,309,499	1,314,417	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.08	(b)	06/07/21	Open		6,741,937	6,744,468	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	0.08	(b)	06/07/21	Open		8,420,000	8,423,160	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		528,900	530,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		1,126,142	1,129,364	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		356,570	357,590	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		366,795	367,844	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		351,260	352,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		430,770	432,002	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		197,750	198,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		364,183	365,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		376,635	377,713	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		255,789	256,521	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		394,088	395,215	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		219,780	220,409	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		414,534	415,720	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		219,605	220,233	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		766,720	768,914	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		224,993	225,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		464,195	465,523	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		314,903	315,803	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		180,500	181,016	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		437,168	438,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		281,639	282,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		438,030	439,283	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		350,139	351,141	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		328,860	329,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		2,804,375	2,812,399	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		237,195	237,604	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		331,585	332,157	Corporate Bonds	Open/Demand

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Credit Agricole Corporate and Investment Bank	0.30	%(b)	06/08/21	Open		$233,400	$233,803	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		341,638	342,227	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		400,579	401,270	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		231,964	232,364	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		251,724	252,158	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		271,769	272,238	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		322,831	323,388	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	06/08/21	Open		302,944	303,466	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		218,500	218,875	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		310,719	311,217	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,186,081	1,187,982	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,569,967	1,572,483	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		596,785	597,741	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		373,500	374,098	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,306	7,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,469,512	1,471,867	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		173,400	173,678	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		856,240	858,200	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		56,018	56,146	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		345,135	345,925	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		2,689,125	2,693,719	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		2,098,393	2,101,978	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,429,911	1,433,983	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,439,362	1,443,461	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,219,219	1,222,690	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		582,741	584,400	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		438,600	439,849	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		402,701	403,848	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,242,844	1,246,382	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		796,511	798,779	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		154,700	155,140	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		474,154	475,504	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/09/21	Open		1,408,125	1,410,531	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/09/21	Open		1,625,000	1,629,164	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		144,550	144,780	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		933,750	935,239	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		429,300	429,984	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		463,275	464,014	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		421,169	421,840	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		697,125	698,237	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,035,300	1,036,951	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		302,813	303,295	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,687,647	1,690,338	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,500,000	1,502,392	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,561,875	1,564,365	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	06/11/21	Open		209,250	209,542	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		634,187	635,250	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		233,275	233,666	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		347,563	348,145	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		149,971	150,222	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		701,187	703,145	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		3,154,112	3,162,918	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		410,334	411,479	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		363,000	364,013	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.50	%(b)	06/11/21	Open		$544,320	$545,840	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		340,550	341,501	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		567,564	569,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		217,330	217,937	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		246,163	246,547	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/16/21	Open		382,850	384,369	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/18/21	Open		742,600	744,921	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		790,119	791,337	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		1,892,500	1,895,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		2,002,500	2,005,587	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		1,298,437	1,300,439	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	06/29/21	Open		3,048,750	3,054,233	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		371,995	372,951	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		604,222	605,775	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		326,430	327,269	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,286,810	1,290,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,023,710	1,026,340	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		536,270	537,648	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		368,663	369,610	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		932,047	934,442	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		317,104	317,919	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		518,141	519,473	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		549,010	550,421	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		260,700	261,370	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		385,328	386,318	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,287,500	1,290,808	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		364,544	365,480	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		775,912	777,906	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		196,284	196,788	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		561,045	562,487	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		339,154	340,026	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		488,312	489,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	07/08/21	Open		346,115	347,130	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	07/09/21	Open		646,962	648,672	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/09/21	Open		866,210	868,916	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/12/21	Open		1,266,580	1,269,001	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/13/21	Open		1,080,551	1,083,374	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/14/21	Open		111,919	112,183	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/14/21	Open		801,915	803,808	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/14/21	Open		778,129	779,966	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/15/21	Open		563,019	563,812	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/15/21	Open		1,546,562	1,548,741	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/15/21	Open		620,397	621,271	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/15/21	Open		1,634,827	1,637,130	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/15/21	Open		572,182	572,988	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/15/21	Open		268,500	269,004	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/15/21	Open		257,506	257,989	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/15/21	Open		246,958	247,422	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		720,799	722,491	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		1,326,337	1,329,451	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		12,019	12,047	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		388,688	389,600	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		804,600	806,489	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		115,455	115,726	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		1,195,185	1,197,990	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		356,070	356,906	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		251,119	251,708	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		1,060,575	1,063,064	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		428,106	429,111	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		361,903	362,752	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		533,569	534,821	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		1,506,774	1,510,310	Corporate Bonds	Open/Demand

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.50	%(b)	07/15/21	Open		$794,719	$796,584	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		361,500	362,349	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		91,630	91,845	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		590,750	592,137	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		148,200	148,548	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		1,213,212	1,216,060	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		372,904	373,779	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		593,290	594,683	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		170,435	170,835	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/15/21	Open		308,360	309,084	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/15/21	Open		538,737	540,381	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	07/15/21	Open		701,602	702,426	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	07/16/21	Open		123,895	124,152	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.25	)(b)	07/19/21	Open		177,500	177,297	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/19/21	Open		732,929	734,608	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/20/21	Open		407,731	408,939	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	07/20/21	Open		403,500	404,051	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	07/20/21	Open		378,525	379,042	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.30	(b)	07/20/21	Open		383,771	384,296	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.32	(b)	07/20/21	Open		355,144	355,661	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.32	(b)	07/20/21	Open		445,568	446,217	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.32	(b)	07/20/21	Open		380,545	381,100	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	07/20/21	Open		369,500	370,072	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	07/20/21	Open		361,015	361,574	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	07/20/21	Open		354,500	355,049	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/21/21	Open		329,906	330,877	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.31	(b)	07/22/21	Open		770,281	771,356	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.33	(b)	07/22/21	Open		208,979	209,289	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		3,225,000	3,231,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		1,020,487	1,022,554	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		655,362	656,690	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		1,552,500	1,555,644	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		302,750	303,363	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		3,757,500	3,765,109	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/22/21	Open		165,000	165,334	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		259,208	259,849	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		846,450	849,156	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		816,976	818,998	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		1,323,065	1,327,295	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		288,550	289,473	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		455,992	457,450	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		483,060	484,604	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/22/21	Open		501,760	503,364	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		690,852	692,873	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		908,710	911,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		2,473,500	2,481,069	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		714,202	716,388	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		669,532	671,581	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		337,661	338,694	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		2,390,107	2,397,421	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		428,408	429,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		478,315	480,037	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.80	%(b)	07/22/21	Open		$416,835	$418,336	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.90	(b)	07/22/21	Open		434,875	436,636	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	07/22/21	Open		280,500	280,942	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/22/21	Open		94,946	95,138	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		542,355	543,331	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		210,313	210,691	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		642,366	643,522	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		1,023,390	1,025,232	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		149,425	149,694	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		256,883	257,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		174,500	174,814	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/27/21	Open		795,600	797,855	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		520,025	520,932	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	07/29/21	Open		297,745	298,553	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	07/29/21	Open		1,007,500	1,008,584	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		492,469	493,041	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		280,000	280,325	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		201,881	202,116	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		257,000	257,299	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		270,300	270,614	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		53,625	53,687	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		224,979	225,240	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.27	(b)	07/29/21	Open		202,250	202,485	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.32	(b)	07/29/21	Open		869,625	870,823	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	07/29/21	Open		411,075	411,748	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	07/29/21	Open		469,300	470,068	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	07/29/21	Open		496,524	497,336	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	07/29/21	Open		454,812	455,557	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.42	(b)	07/29/21	Open		329,133	329,728	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.42	(b)	07/29/21	Open		330,000	330,597	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.42	(b)	07/29/21	Open		339,300	339,914	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/02/21	Open		535,435	536,558	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/03/21	Open		957,362	959,357	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/03/21	Open		1,053,527	1,055,722	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	08/03/21	Open		779,135	780,921	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	08/03/21	Open		139,800	140,149	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	08/03/21	Open		245,890	246,238	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/04/21	Open		52,273	52,413	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.08	(b)	08/05/21	Open		1,657,125	1,657,616	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	08/05/21	Open		363,248	363,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/06/21	Open		430,200	431,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.00	(b)	08/09/21	Open		2,475,000	2,475,169	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.00	(b)	08/09/21	Open		3,960,000	3,960,271	U.S. Treasury Obligations	Open/Demand

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.07	%(b)	08/09/21	Open		$2,962,500	$2,963,293	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.08	(b)	08/09/21	Open		8,140,000	8,142,510	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.50	(b)	08/09/21	Open		1,331,249	1,333,911	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	08/23/21	Open		472,777	473,724	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		394,460	395,001	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		382,470	382,995	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		405,433	405,989	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		413,950	414,518	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		418,016	418,590	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		396,880	397,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		383,760	384,287	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		426,073	426,657	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	08/23/21	Open		416,744	417,316	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	08/24/21	Open		499,082	499,691	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	08/24/21	Open		519,850	520,483	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.36	(b)	08/24/21	Open		535,655	536,346	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.36	(b)	08/24/21	Open		554,925	555,641	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.36	(b)	08/24/21	Open		521,879	522,552	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	08/24/21	Open		448,970	449,581	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	08/24/21	Open		411,720	412,281	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.40	(b)	08/24/21	Open		418,910	419,510	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	09/02/21	Open		64,879	64,999	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	09/10/21	Open		163,564	163,769	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/20/21	Open		560,062	561,094	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	09/20/21	Open		155,691	155,816	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	10/01/21	Open		499,525	499,945	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.38	(b)	10/01/21	Open		372,335	372,685	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/06/21	Open		682,200	683,272	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/12/21	Open		559,271	560,054	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/12/21	Open		1,137,544	1,139,187	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	10/15/21	Open		367,965	368,256	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	10/18/21	Open		219,055	219,235	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	10/18/21	Open		387,668	387,986	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	(b)	10/18/21	Open		324,594	324,961	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/22/21	Open		550,440	551,146	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/26/21	Open		985,455	985,997	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/26/21	Open		559,597	560,059	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/26/21	Open		1,883,612	1,885,339	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/26/21	Open		2,116,400	2,118,340	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/26/21	Open		618,540	619,107	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/26/21	Open		629,185	629,762	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	10/26/21	Open		1,517,231	1,518,022	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	10/26/21	Open		1,489,687	1,490,935	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.50	(b)	10/26/21	Open		1,077,334	1,078,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	10/26/21	Open		166,598	166,766	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/26/21	Open		1,217,010	1,218,349	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/26/21	Open		778,172	779,071	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/27/21	Open		646,949	647,533	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/27/21	Open		420,135	420,628	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.11	(b)	10/28/21	Open		267,671	267,724	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.11	(b)	10/28/21	Open		2,210,625	2,211,057	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		317,538	317,622	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.15	%(b)	10/28/21	Open		$164,050	$164,094	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		286,440	286,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		714,994	715,184	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		206,438	206,493	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		688,792	688,976	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/02/21	Open		498,995	499,404	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	11/02/21	Open		357,559	357,793	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.32	(b)	11/03/21	Open		333,994	334,166	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/05/21	Open		253,330	253,539	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	11/05/21	Open		169,125	169,226	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/09/21	Open		360,438	360,764	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	11/10/21	Open		224,175	224,300	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/10/21	Open		378,012	378,275	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/16/21	Open		175,840	175,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/16/21	Open		305,150	305,360	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/16/21	Open		549,915	550,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	)(b)	11/17/21	Open		126,085	125,623	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/17/21	Open		533,925	534,317	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.36	(b)	11/17/21	Open		118,030	118,082	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		143,003	143,054	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		41,698	41,713	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		239,401	239,487	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		303,613	303,721	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		89,700	89,732	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/18/21	Open		124,583	124,627	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	11/18/21	Open		52,938	52,966	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/18/21	Open		159,428	159,523	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/18/21	Open		308,438	308,622	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/18/21	Open		43,875	43,901	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/18/21	Open		42,033	42,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/18/21	Open		145,043	145,068	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/18/21	Open		1,331,250	1,332,031	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		696,525	696,983	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		676,175	676,619	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		1,371,150	1,372,051	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		719,562	720,035	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		5,675,712	5,679,441	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		513,527	513,865	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		775,250	775,759	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		1,663,125	1,664,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		849,862	850,421	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		535,469	535,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		274,525	274,705	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		325,713	325,926	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		832,387	832,934	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		952,545	953,171	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		310,000	310,204	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		507,210	507,543	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		439,138	439,426	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		640,510	640,931	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		279,169	279,352	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		545,125	545,483	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		444,780	445,072	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	11/18/21	Open		720,545	721,018	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/18/21	Open		449,213	449,534	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/18/21	Open		231,811	231,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		529,287	529,698	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		113,280	113,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		227,940	228,117	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		594,717	595,179	Corporate Bonds	Open/Demand

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.65	%(b)	11/18/21	Open		$410,835	$411,154	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		685,204	685,736	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		504,960	505,352	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		580,466	580,917	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		104,726	104,808	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		385,313	385,612	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		592,832	593,293	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		446,413	446,759	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/21	Open		598,125	598,589	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	11/18/21	Open		657,510	658,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	11/18/21	Open		287,351	287,592	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		452,655	452,839	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		419,580	419,750	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		528,240	528,455	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		618,395	618,646	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		377,495	377,648	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		719,887	720,180	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		433,501	433,677	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		507,026	507,232	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		411,014	411,181	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.34	(b)	11/18/21	Open		395,955	396,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/19/21	Open		537,460	537,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/19/21	Open		537,460	537,759	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		704,349	704,724	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		743,325	743,721	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		666,872	667,228	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		832,197	832,641	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		509,101	509,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		649,740	650,087	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		865,920	866,382	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/19/21	Open		577,112	577,420	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	11/19/21	Open		609,502	609,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/22/21	Open		588,627	588,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		1,172,736	1,173,241	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		1,509,941	1,510,591	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		1,072,750	1,073,212	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		885,905	886,286	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		916,382	916,777	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		818,380	818,732	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/01/21	Open		883,220	883,600	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	12/01/21	Open		2,802,887	2,803,563	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	12/01/21	Open		867,500	867,836	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	12/01/21	Open		834,469	834,851	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/01/21	Open		429,293	429,518	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.35	(b)	12/02/21	Open		581,594	581,764	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/06/21	Open		499,796	499,901	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	12/14/21	Open		326,700	326,811	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(0.60	)(b)	12/20/21	Open		123,370	123,347	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	12/20/21	Open		783,035	783,131	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	12/21/21	Open		47,706	47,691	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/22/21	Open		592,969	593,065	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.50	%(b)	12/27/21	Open		$187,750	$187,760	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/29/21	Open		204,978	204,989	Corporate Bonds	Open/Demand

						$311,830,979	$312,355,865

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 10-Year U.S. Ultra Long Treasury Note	171	03/22/22	$24,985	$251,278
2-Year U.S. Treasury Note	242	03/31/22	52,788	(61,272)
5-Year U.S. Treasury Note	26	03/31/22	3,143	(2,924)

				187,082

Short Contracts
Euro Bund	1	03/08/22	195	2,834
10-Year U.S. Treasury Note	474	03/22/22	61,776	(506,174)
U.S. Long Bond	42	03/22/22	6,717	(44,513)
Ultra U.S. Treasury Bond	84	03/22/22	16,472	(69,269)
90-Day Eurodollar	37	12/16/24	9,090	28,672

				(588,450)

				$(401,368)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	10,174	CAD	13,000	Morgan Stanley & Co. International PLC	03/16/22	$(101)
USD	911,454	EUR	805,000	Morgan Stanley & Co. International PLC	03/16/22	(6,384)
USD	8,809,965	EUR	7,781,000	Morgan Stanley & Co. International PLC	03/16/22	(61,714)
USD	13,600	EUR	12,000	State Street Bank and Trust Co.	03/16/22	(82)
USD	1,279,677	GBP	965,000	JPMorgan Chase Bank N.A.	03/16/22	(26,102)
USD	1,790,222	GBP	1,350,000	JPMorgan Chase Bank N.A.	03/16/22	(36,516)
USD	3,437,225	GBP	2,592,000	JPMorgan Chase Bank N.A.	03/16/22	(70,110)

						$(201,009)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value

Call
10-Year U.S. Treasury Note Future	47	01/21/22	USD 131.00	USD 6,132	$16,156

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
5-Year Interest Rate Swap, 04/07/27	3-Month LIBOR, 0.21%	Quarterly	1.53%	Semi-Annual	JPMorgan Chase Bank N.A.	04/05/22	1.53%	USD	4,985	$50,608

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
5-Year Interest Rate Swap, 04/10/27	3-Month LIBOR, 0.21%	Quarterly	1.39%	Semi-Annual	Morgan Stanley & Co. International PLC	04/08/22	1.39%	USD	6,120	$39,406
5-Year Interest Rate Swap, 04/30/27	3-Month LIBOR, 0.21%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20	USD	10,275	35,694
30-Year Interest Rate Swap, 06/02/52	3-Month LIBOR, 0.21%	Quarterly	1.71%	Semi-Annual	Bank of America N.A.	05/31/22	1.71	USD	790	33,271
5-Year Interest Rate Swap, 07/03/27	3-Month LIBOR, 0.21%	Quarterly	1.32%	Semi-Annual	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	8,200	52,659
5-Year Interest Rate Swap, 08/05/27	3-Month LIBOR, 0.21%	Quarterly	1.54%	Semi-Annual	Deutsche Bank AG	08/03/22	1.54	USD	4,160	49,318
10-Year Interest Rate Swap, 11/17/33	3-Month LIBOR, 0.21%	Quarterly	1.94%	Semi-Annual	Bank of America N.A.	11/15/23	1.94	USD	2,752	124,537
10-Year Interest Rate Swap, 06/26/34	3-Month LIBOR, 0.21%	Quarterly	1.97%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.97	USD	1,720	86,699
10-Year Interest Rate Swap, 06/30/34	3-Month LIBOR, 0.21%	Quarterly	2.00%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	2.00	USD	1,720	89,597
10-Year Interest Rate Swap, 07/24/34	3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	Goldman Sachs Bank USA	07/22/24	1.68	USD	1,740	63,300
10-Year Interest Rate Swap, 07/31/34	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Bank of America N.A.	07/29/24	1.55	USD	2,227	69,812
10-Year Interest Rate Swap, 08/04/34	3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	Wells Fargo Bank N.A.	08/02/24	1.68	USD	33	1,194
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,540	26,585
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,028	17,738
10-Year Interest Rate Swap, 04/09/36	3-Month LIBOR, 0.21%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60	USD	1,910	178,150
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.21%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,130	35,164
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	870	34,412

										988,144

Put
5-Year Interest Rate Swap, 01/21/27	1.34%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	01/19/22	1.34	USD	3,370	15,091
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.53	USD	4,985	30,501
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	6,120	57,412
30-Year Interest Rate Swap, 06/02/52	1.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	05/31/22	1.71	USD	790	41,300
5-Year Interest Rate Swap, 07/03/27	1.32%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	8,200	124,825
5-Year Interest Rate Swap, 07/08/27	1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	07/06/22	1.45	USD	8,200	98,531
5-Year Interest Rate Swap, 07/17/27	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	07/15/22	1.25	USD	8,860	160,536
5-Year Interest Rate Swap, 08/05/27	1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/03/22	1.54	USD	4,160	46,314
10-Year Interest Rate Swap, 11/17/33	1.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	11/15/23	1.94	USD	2,752	85,114
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.97	USD	1,720	60,411
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	06/28/24	2.00	USD	1,720	58,723
10-Year Interest Rate Swap, 07/24/34	1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	07/22/24	1.68	USD	1,740	83,600
10-Year Interest Rate Swap, 08/04/34	1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Wells Fargo Bank N.A.	08/02/24	1.68	USD	33	1,562

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put (continued)
10-Year Interest Rate Swap, 08/07/34	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/05/24	1.80%	USD	3,157	$135,024
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,028	102,504
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,540	153,631
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	04/07/26	2.60	USD	1,910	53,249
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,130	119,377
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	870	82,775

										1,510,480

										$2,498,624

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	47	01/21/22	USD	132.00	USD	6,132	$(5,140)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	01/10/22	0.51%	USD	27,570	$(1)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	01/27/22	1.00	USD	2,017	(58)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	01/27/22	1.25	USD	1,845	(774)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	02/18/22	1.62	USD	1,762	(20,224)
10-Year Interest Rate Swap, 03/03/32	1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/01/22	1.40	USD	1,870	(8,365)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/01/22	0.51	USD	17,990	(1,428)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Citibank N.A.	03/03/22	0.52	USD	9,205	(812)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/21/22	0.56	USD	9,205	(1,544)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/23/22	0.57	USD	17,990	(3,222)
2-Year Interest Rate Swap, 04/03/24	0.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/01/22	0.61	USD	24,880	(6,005)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	04/28/22	0.90	USD	20,550	(20,128)
2-Year Interest Rate Swap, 05/05/24	1.02%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	05/03/22	1.02	USD	12,470	(25,737)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40	USD	2,389	(22,542)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	795	(1,344)
10-Year Interest Rate Swap, 09/03/32	1.53%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	09/01/22	1.53	USD	3,742	(61,333)
10-Year Interest Rate Swap, 10/09/32	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/07/22	1.80	USD	2,515	(76,154)

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/11/22	1.06%	USD	1,406	$(8,180)
10-Year Interest Rate Swap, 10/15/32	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/13/22	1.80	USD	1,258	(37,889)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	11,880	(43,443)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	7,920	(28,789)
2-Year Interest Rate Swap, 11/06/24	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	11/04/22	1.25	USD	3,915	(14,630)
10-Year Interest Rate Swap, 11/17/32	1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	11/15/22	1.85	USD	3,825	(129,036)
10-Year Interest Rate Swap, 12/07/32	1.45%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	JPMorgan Chase Bank N.A.	12/05/22	1.45	USD	484	(12,855)
10-Year Interest Rate Swap, 12/15/32	1.43%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	Morgan Stanley & Co. International PLC	12/13/22	1.43	USD	3,013	(78,047)
10-Year Interest Rate Swap, 12/17/32	1.42%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	JPMorgan Chase Bank N.A.	12/15/22	1.42	USD	3,012	(76,412)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,743	(17,741)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.25	USD	1,743	(18,245)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	1,930	(21,134)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	01/09/23	1.44	USD	2,640	(43,433)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	03/01/23	2.01	USD	2,740	(123,820)
30-Year Interest Rate Swap, 09/19/54	1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	09/17/24	1.85	USD	1,170	(132,282)
30-Year Interest Rate Swap, 10/02/54	2.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	09/30/24	2.00	USD	320	(42,831)
30-Year Interest Rate Swap, 10/21/56	1.98%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	10/19/26	1.98	USD	350	(53,272)
30-Year Interest Rate Swap, 12/04/56	1.36%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	Goldman Sachs Bank USA	12/02/26	1.36	USD	340	(36,723)

										(1,168,433)

Put
2-Year Interest Rate Swap, 01/12/24	3-Month LIBOR, 0.21%	Quarterly	0.51%	Semi-Annual	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	27,570	(242,275)
2-Year Interest Rate Swap, 01/21/24	3-Month LIBOR, 0.21%	Quarterly	0.50%	Semi-Annual	Deutsche Bank AG	01/19/22	0.50	USD	7,070	(65,954)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25	USD	1,845	(60,017)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.21%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50	USD	2,017	(25,305)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/07/22	1.60	USD	2,625	(23,408)
10-Year Interest Rate Swap, 02/20/32	3-Month LIBOR, 0.21%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62	USD	1,762	(17,045)
2-Year Interest Rate Swap, 02/27/24	3-Month LIBOR, 0.21%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75	USD	40,050	(250,965)
10-Year Interest Rate Swap, 03/03/32	1-Day SOFR, 0.05%	Quarterly	1.57%	Semi-Annual	Deutsche Bank AG	03/01/22	1.57	USD	2,280	(11,034)
2-Year Interest Rate Swap, 03/03/24	3-Month LIBOR, 0.21%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51	USD	17,990	(195,300)
2-Year Interest Rate Swap, 03/05/24	3-Month LIBOR, 0.21%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52	USD	9,205	(99,193)
2-Year Interest Rate Swap, 03/23/24	3-Month LIBOR, 0.21%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56	USD	9,205	(98,032)

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put (continued)
2-Year Interest Rate Swap, 03/25/24	3-Month LIBOR, 0.21%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57%	USD	17,990	$(190,172)
2-Year Interest Rate Swap, 04/03/24	3-Month LIBOR, 0.21%	Quarterly	0.61%	Semi-Annual	JPMorgan Chase Bank N.A.	04/01/22	0.61	USD	24,880	(255,992)
2-Year Interest Rate Swap, 04/08/24	3-Month LIBOR, 0.21%	Quarterly	0.74%	Semi-Annual	JPMorgan Chase Bank N.A.	04/06/22	0.74	USD	14,870	(119,719)
2-Year Interest Rate Swap, 05/05/24	3-Month LIBOR, 0.21%	Quarterly	1.02%	Semi-Annual	Deutsche Bank AG	05/03/22	1.02	USD	12,470	(62,567)
10-Year Interest Rate Swap, 06/09/32	3-Month LIBOR, 0.21%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40	USD	2,389	(6,942)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.21%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	795	(72,411)
10-Year Interest Rate Swap, 09/03/32	3-Month LIBOR, 0.21%	Quarterly	1.53%	Semi-Annual	Morgan Stanley & Co. International PLC	09/01/22	1.53	USD	3,742	(117,012)
10-Year Interest Rate Swap, 10/09/32	3-Month LIBOR, 0.21%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/07/22	1.80	USD	2,515	(52,012)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.21%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	1,406	(91,023)
10-Year Interest Rate Swap, 10/15/32	3-Month LIBOR, 0.21%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/13/22	1.80	USD	1,258	(26,638)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.21%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	11,880	(86,055)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.21%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	7,920	(57,588)
2-Year Interest Rate Swap, 11/04/24	3-Month LIBOR, 0.21%	Quarterly	1.48%	Semi-Annual	JPMorgan Chase Bank N.A.	11/02/22	1.48	USD	5,380	(27,588)
2-Year Interest Rate Swap, 11/06/24	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Morgan Stanley & Co. International PLC	11/04/22	1.25	USD	3,915	(28,722)
10-Year Interest Rate Swap, 11/17/32	3-Month LIBOR, 0.21%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	11/15/22	1.85	USD	3,825	(79,741)
10-Year Interest Rate Swap, 12/07/32	1-Day SOFR, 0.05%	Quarterly	1.45%	Semi-Annual	JPMorgan Chase Bank N.A.	12/05/22	1.45	USD	484	(13,313)
10-Year Interest Rate Swap, 12/15/32	1-Day SOFR, 0.05%	Quarterly	1.43%	Semi-Annual	Morgan Stanley & Co. International PLC	12/13/22	1.43	USD	3,013	(86,401)
10-Year Interest Rate Swap, 12/17/32	1-Day SOFR, 0.05%	Quarterly	1.42%	Semi-Annual	JPMorgan Chase Bank N.A.	12/15/22	1.42	USD	3,012	(88,241)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.21%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,743	(96,306)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25	USD	1,743	(94,790)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	1,930	(104,982)
10-Year Interest Rate Swap, 01/11/33	3-Month LIBOR, 0.21%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44	USD	2,640	(113,566)
10-Year Interest Rate Swap, 03/03/33	3-Month LIBOR, 0.21%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01	USD	2,740	(54,764)
10-Year Interest Rate Swap, 05/17/33	6-Month EURIBOR, (0.55%)	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70	EUR	3,270	(78,753)
30-Year Interest Rate Swap, 09/19/54	3-Month LIBOR, 0.21%	Quarterly	1.85%	Semi-Annual	Deutsche Bank AG	09/17/24	1.85	USD	1,170	(110,512)
30-Year Interest Rate Swap, 10/02/54	3-Month LIBOR, 0.21%	Quarterly	2.00%	Semi-Annual	Barclays Bank PLC	09/30/24	2.00	USD	320	(25,549)
30-Year Interest Rate Swap, 10/21/56	3-Month LIBOR, 0.21%	Quarterly	1.98%	Semi-Annual	JPMorgan Chase Bank N.A.	10/19/26	1.98	USD	350	(35,252)
30-Year Interest Rate Swap, 12/04/56	1-Day SOFR, 0.05%	Quarterly	1.36%	Semi-Annual	Goldman Sachs Bank USA	12/02/26	1.36	USD	340	(48,340)

										(3,313,479)

										$(4,481,912)

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	USD 8,410	$(790,350)	$(734,770)	$(55,580)
CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD 34,870	(864,967)	(782,446)	(82,521)

					$(1,655,317)	$(1,517,216)	$(138,101)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

3-Month LIBOR, 0.21%	Quarterly	0.50%	Semi-Annual	N/A		12/08/23	USD	10,280	$(77,952)	$44	$(77,996)
3-Month LIBOR, 0.21%	Quarterly	0.34%	Semi-Annual	N/A		12/13/23	USD	60	(659)	—	(659)
3-Month LIBOR, 0.21%	Quarterly	0.45%	Semi-Annual	N/A		12/14/23	USD	10,211	(90,076)	44	(90,120)
3-Month LIBOR, 0.21%	Quarterly	1.00%	Semi-Annual	04/05/22	(a)	12/31/23	USD	18,730	(11,425)	(777)	(10,648)
0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/24/22	(a)	03/24/24	USD	3,460	36,306	15	36,291
0.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/28/22	(a)	03/28/24	USD	7,710	74,909	34	74,875
0.64%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/29/22	(a)	03/29/24	USD	6,590	59,991	29	59,962
0.62%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/31/22	(a)	03/31/24	USD	3,640	34,407	16	34,391
0.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/31/22	(a)	03/31/24	USD	3,270	30,441	14	30,427
1.10%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/04/22	(a)	04/04/24	USD	1,115	318	5	313
0.64%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/08/22	(a)	04/08/24	USD	11,030	104,661	49	104,612
0.65%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/11/22	(a)	04/11/24	USD	6,040	56,823	27	56,796
0.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/24	USD	9,570	85,064	43	85,021
0.69%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/24	USD	6,060	52,437	27	52,410
0.73%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	6,730	53,753	30	53,723
0.79%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	6,030	40,868	27	40,841
0.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	6,030	39,826	27	39,799
0.76%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/19/22	(a)	04/19/24	USD	4,430	33,117	20	33,097
0.76%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/19/22	(a)	04/19/24	USD	4,430	33,015	20	32,995
0.92%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/24	USD	1,375	6,083	6	6,077
0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/24	USD	6,040	28,243	27	28,216
0.93%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/24	USD	3,020	13,133	13	13,120
0.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/24	USD	6,040	24,413	27	24,386
0.98%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/26/22	(a)	04/26/24	USD	3,020	10,497	13	10,484
0.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/26/22	(a)	04/26/24	USD	3,020	9,911	13	9,898
0.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/26/22	(a)	04/26/24	USD	3,020	9,418	13	9,405
1.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/29/22	(a)	04/29/24	USD	3,020	9,456	13	9,443
1.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/03/22	(a)	05/03/24	USD	9,045	27,964	40	27,924
1.02%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/03/22	(a)	05/03/24	USD	9,045	26,084	40	26,044
1.05%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	6,010	15,104	27	15,077
1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	3,005	7,207	13	7,194
1.07%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	3,005	6,284	13	6,271
1.11%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/16/22	(a)	05/16/24	USD	7,790	11,505	35	11,470
1.22%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/07/22	(a)	06/07/24	USD	2,975	(86)	13	(99)
1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/07/22	(a)	06/07/24	USD	2,975	(1,733)	13	(1,746)
1.01%	Annual	1-Day SOFR, 0.05%	Annual	06/09/22	(a)	06/09/24	USD	2,970	(1,180)	13	(1,193)
1.27%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/22	(a)	06/17/24	USD	2,235	(1,405)	10	(1,415)
1.28%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/22	(a)	06/17/24	USD	2,235	(1,648)	10	(1,658)
0.73%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/21/22	(a)	06/21/24	USD	4,910	50,078	22	50,056
3-Month LIBOR, 0.21%	Quarterly	1.17%	Semi-Annual	06/21/22	(a)	06/21/24	USD	1,120	(1,660)	5	(1,665)
3-Month LIBOR, 0.21%	Quarterly	1.18%	Semi-Annual	06/21/22	(a)	06/21/24	USD	1,120	(1,451)	5	(1,456)
0.74%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/12/22	(a)	08/12/24	USD	7,960	91,011	35	90,976
0.78%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/15/22	(a)	08/15/24	USD	4,595	49,360	20	49,340
1.46%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/05/22	(a)	05/31/26	USD	6,680	(17,334)	(341)	(16,993)
3-Month LIBOR, 0.21%	Quarterly	0.93%	Semi-Annual	N/A		09/17/26	USD	4,910	(81,368)	42	(81,410)
1.33%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/23/26	USD	730	77	7	70
1.02%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/02/26	USD	2,300	8,916	21	8,895
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	1,140	972	10	962
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	1,430	1,502	13	1,489
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	1,140	859	10	849

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

1.04%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/06/26	USD	1,430	$4,366	$13	$4,353
1-Day SOFR, 0.05%	Annual	1.07%	Annual	N/A		12/15/26	USD	870	(1,444)	8	(1,452)
1.03%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/20/26	USD	860	3,427	8	3,419
1.09%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/23/26	USD	860	881	8	873
1.35%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/10/22	(a)	01/10/27	USD	1,410	1,772	13	1,759
1.43%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/10/22	(a)	01/10/27	USD	1,480	(3,548)	14	(3,562)
1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/12/22	(a)	01/12/27	USD	2,230	(2,479)	21	(2,500)
3-Month LIBOR, 0.21%	Quarterly	1.41%	Semi-Annual	01/20/22	(a)	01/20/27	USD	2,250	2,320	21	2,299
3-Month LIBOR, 0.21%	Quarterly	1.43%	Semi-Annual	01/20/22	(a)	01/20/27	USD	2,250	5,058	21	5,037
3-Month LIBOR, 0.21%	Quarterly	1.45%	Semi-Annual	01/20/22	(a)	01/20/27	USD	2,250	6,701	21	6,680
3-Month LIBOR, 0.21%	Quarterly	1.34%	Semi-Annual	01/21/22	(a)	01/21/27	USD	2,250	(5,457)	21	(5,478)
3-Month LIBOR, 0.21%	Quarterly	1.54%	Semi-Annual	02/24/22	(a)	02/24/27	USD	2,450	14,511	23	14,488
3-Month LIBOR, 0.21%	Quarterly	1.56%	Semi-Annual	02/25/22	(a)	02/25/27	USD	2,460	17,572	23	17,549
1.17%	Annual	1-Day SOFR, 0.05%	Annual	03/09/22	(a)	03/09/27	USD	2,430	636	23	613
3-Month LIBOR, 0.21%	Quarterly	1.28%	Semi-Annual	03/31/22	(a)	03/31/27	USD	160	(1,295)	1	(1,296)
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/27	USD	2,460	817	23	794
3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	05/26/22	(a)	05/26/27	USD	4,920	35,624	46	35,578
3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	05/26/22	(a)	05/26/27	USD	1,230	8,638	11	8,627
1-Day SOFR, 0.05%	Annual	1.23%	Annual	06/14/22	(a)	06/14/27	USD	610	(234)	6	(240)
1.24%	Annual	1-Day SOFR, 0.05%	Annual	06/29/22	(a)	06/29/27	USD	455	180	4	176
1.25%	Annual	1-Day SOFR, 0.05%	Annual	06/29/22	(a)	06/29/27	USD	455	2	4	(2)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	07/05/22	(a)	07/05/27	USD	910	(183)	8	(191)
3-Month LIBOR, 0.21%	Quarterly	1.35%	Semi-Annual	07/08/22	(a)	07/08/27	USD	4,600	(36,591)	43	(36,634)
3-Month LIBOR, 0.21%	Quarterly	1.19%	Semi-Annual	07/19/22	(a)	07/19/27	USD	1,920	(30,766)	18	(30,784)
3-Month LIBOR, 0.21%	Quarterly	1.58%	Semi-Annual	07/27/22	(a)	07/27/27	USD	830	2,056	8	2,048
1-Day SOFR, 0.05%	Annual	1.30%	Annual	07/28/22	(a)	07/28/27	USD	540	877	5	872
3-Month LIBOR, 0.21%	Quarterly	1.48%	Semi-Annual	08/01/22	(a)	08/01/27	USD	3,710	(8,443)	34	(8,477)
3-Month LIBOR, 0.21%	Quarterly	1.49%	Semi-Annual	08/01/22	(a)	08/01/27	USD	3,710	(6,648)	34	(6,682)
1.24%	Annual	1-Day SOFR, 0.05%	Annual	11/15/22	(a)	11/15/27	USD	1,540	5,393	14	5,379
3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	11/21/22	(a)	11/21/27	USD	1,560	6,433	14	6,419
1.27%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/15/28	USD	930	4,465	11	4,454
1-Day SOFR, 0.05%	Annual	1.20%	Annual	03/31/22	(a)	11/15/28	USD	1,220	(4,578)	16	(4,594)
1-Day SOFR, 0.05%	Annual	1.21%	Annual	03/31/22	(a)	11/15/28	USD	2,680	(7,710)	35	(7,745)
1.36%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	11/15/28	USD	11,130	(72,233)	(10,405)	(61,828)
3-Month LIBOR, 0.21%	Quarterly	1.57%	Semi-Annual	N/A		02/11/30	USD	5	47	173	(126)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	03/31/22	(a)	08/15/31	USD	860	(6,567)	14	(6,581)
1.29%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	08/15/31	USD	430	2,038	7	2,031
1-Day SOFR, 0.05%	Annual	1.46%	Annual	03/31/22	(a)	08/15/31	USD	3,900	41,905	10,706	31,199
1.52%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	08/15/31	USD	1,990	(32,016)	32	(32,048)
1.43%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/21/31	USD	1,870	18,079	29	18,050
1.39%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/22/31	USD	1,870	24,851	29	24,822
1.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/24/31	USD	4,050	4,569	63	4,506
1.40%	Annual	1-Day SOFR, 0.05%	Annual	N/A		10/13/31	USD	790	(9,089)	13	(9,102)
1.78%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/18/31	USD	2,150	(46,158)	34	(46,192)
1.38%	Annual	1-Day SOFR, 0.05%	Annual	N/A		10/20/31	USD	1,630	(15,082)	26	(15,108)
1.45%	Annual	1-Day SOFR, 0.05%	Annual	N/A		10/25/31	USD	350	(5,396)	6	(5,402)
1.42%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/18/31	USD	370	(4,477)	6	(4,483)
1.45%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/19/31	USD	790	(11,636)	13	(11,649)
1.40%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/22/31	USD	700	(6,836)	11	(6,847)
1.43%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/22/31	USD	780	(9,875)	13	(9,888)
1.42%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/24/31	USD	620	(7,190)	10	(7,200)
1.44%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/24/31	USD	620	(8,431)	10	(8,441)
1.48%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/26/31	USD	1,780	(29,988)	29	(30,017)
1-Day SOFR, 0.05%	Annual	1.32%	Annual	N/A		11/30/31	USD	1,160	1,456	19	1,437
1-Day SOFR, 0.05%	Annual	1.27%	Annual	N/A		12/02/31	USD	615	(1,664)	10	(1,674)
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A		12/02/31	USD	615	(1,635)	10	(1,645)
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A		12/02/31	USD	615	(1,547)	10	(1,557)
1-Day SOFR, 0.05%	Annual	1.30%	Annual	N/A		12/02/31	USD	615	(316)	10	(326)
1.28%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/31	USD	760	1,835	12	1,823
1-Day SOFR, 0.05%	Annual	1.31%	Annual	N/A		12/03/31	USD	500	293	8	285
1-Day SOFR, 0.05%	Annual	1.26%	Annual	N/A		12/06/31	USD	860	(3,596)	14	(3,610)

112	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR, 0.05%	Annual	1.19%	Annual	N/A	12/07/31	USD	403	$ (4,578)	$7	$(4,585)
1-Day SOFR, 0.05%	Annual	1.24%	Annual	N/A	12/07/31	USD	1,220	(7,816)	20	(7,836)
1-Day SOFR, 0.05%	Annual	1.31%	Annual	N/A	12/13/31	USD	620	(61)	10	(71)
1-Day SOFR, 0.05%	Annual	1.27%	Annual	N/A	12/16/31	USD	460	(1,652)	7	(1,659)
1.27%	Annual	1-Day SOFR, 0.05%	Annual	N/A	12/17/31	USD	790	3,322	13	3,309
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A	12/17/31	USD	1,390	(3,330)	22	(3,352)
1-Day SOFR, 0.05%	Annual	1.24%	Annual	N/A	12/20/31	USD	230	(1,582)	4	(1,586)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	N/A	12/20/31	USD	230	(1,406)	4	(1,410)
1-Day SOFR, 0.05%	Annual	1.20%	Annual	N/A	12/21/31	USD	510	(5,612)	8	(5,620)
1-Day SOFR, 0.05%	Annual	1.21%	Annual	N/A	12/21/31	USD	460	(4,536)	7	(4,543)
1-Day SOFR, 0.05%	Annual	1.19%	Annual	N/A	12/22/31	USD	230	(2,637)	4	(2,641)
1.31%	Annual	1-Day SOFR, 0.05%	Annual	N/A	12/28/31	USD	460	54	7	47
1.36%	Annual	1-Day SOFR, 0.05%	Annual	N/A	12/31/31	USD	230	(897)	4	(901)
1.37%	Annual	1-Day SOFR, 0.05%	Annual	N/A	12/31/31	USD	228	(1,096)	4	(1,100)
1.35%	Annual	1-Day SOFR, 0.05%	Annual	N/A	01/03/32	USD	231	(766)	4	(770)
1.31%	Annual	1-Day SOFR, 0.05%	Annual	N/A	01/04/32	USD	231	176	4	172
1.31%	Annual	1-Day SOFR, 0.05%	Annual	01/26/22(a)	01/26/32	USD	540	969	9	960
3-Month LIBOR, 0.21%	Quarterly	1.78%	Semi-Annual	01/26/22(a)	01/26/32	USD	500	8,262	8	8,254
1.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/28/22(a)	03/28/32	USD	9,300	17,196	149	17,047
1.66%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22(a)	04/25/32	USD	9,020	(12,140)	146	(12,286)
0.83%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/15/22(a)	08/15/32	USD	910	72,854	5,501	67,353
0.44%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	05/16/23(a)	05/16/33	EUR	915	3,662	20	3,642
3-Month LIBOR, 0.21%	Quarterly	1.67%	Semi-Annual	08/06/24(a)	08/06/34	USD	1,680	(22,331)	27	(22,358)
1-Day SOFR, 0.05%	Annual	1.36%	Annual	03/31/22(a)	05/15/47	USD	1,740	(49,934)	49	(49,983)
1-Day SOFR, 0.05%	Annual	1.43%	Annual	03/31/22(a)	05/15/47	USD	340	(5,185)	10	(5,195)
1.47%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22(a)	05/15/47	USD	850	4,479	24	4,455
1.64%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22(a)	05/15/47	USD	3,640	(109,911)	(24,429)	(85,482)
3-Month LIBOR, 0.21%	Quarterly	0.99%	Semi-Annual	N/A	08/21/50	USD	155	(26,630)	5	(26,635)
3-Month LIBOR, 0.21%	Quarterly	1.00%	Semi-Annual	N/A	08/21/50	USD	155	(26,244)	5	(26,249)
3-Month LIBOR, 0.21%	Quarterly	1.93%	Semi-Annual	N/A	10/22/51	USD	2,500	127,274	78	127,196
1-Day SOFR, 0.05%	Annual	1.39%	Annual	N/A	12/15/51	USD	180	(3,033)	6	(3,039)

								$636,601	$(16,883)	$653,484

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-		USD	1,185	$19,423	$(45,585)	$65,008
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	N/R		EUR	10	(274)	1,375	(1,649)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10	1,321	1,063	258
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R		EUR	10	(223)	928	(1,151)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R		EUR	10	(223)	1,043	(1,266)
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	325	(21,102)	(32,397)	11,295
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	91	(5,908)	(9,089)	3,181
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB-		EUR	10	(173)	0	(173)
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R		USD	5,000	(676,845)	(487,295)	(189,550)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R		USD	2,500	(338,423)	(241,071)	(97,352)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R		USD	4,450	(602,390)	(568,489)	(33,901)

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9	3.00%	Monthly	Credit Suisse International	09/17/58	N/R		USD	5,000	$(466,076)	$(522,882)	$56,806
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	1,528	(142,433)	(167,591)	25,158

									$(2,233,326)	$(2,069,990)	$(163,336)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$19,069	$(1,553,168)	$1,581,204	$(1,065,821)	$—
OTC Swaps	4,409	(2,074,399)	161,706	(325,042)	—
Options Written	N/A	N/A	1,054,428	(1,470,861)	(4,487,052)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$282,784	$—	$282,784
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	2,514,780	—	2,514,780
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,581,204	—	1,581,204
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	166,115	—	—	—	—	166,115

	$—	$166,115	$—	$—	$4,378,768	$—	$4,544,883

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$684,152	$—	$684,152
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	201,009	—	—	201,009
Options written
Options written at value	—	—	—	—	4,487,052	—	4,487,052

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	138,101	—	—	927,720	—	1,065,821
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,399,441	—	—	—	—	2,399,441

	$—	$2,537,542	$—	$201,009	$6,098,924	$—	$8,837,475

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,422,437	$—	$1,422,437
Forward foreign currency exchange contracts	—	—	—	848,759	—	—	848,759
Options purchased(a)	—	—	—	—	1,994,638	—	1,994,638
Options written	—	—	—	—	(1,678,827)	—	(1,678,827)
Swaps	—	65,763	—	—	1,583,285	—	1,649,048

	$—	$65,763	$—	$848,759	$3,321,533	$—	$4,236,055

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$—	$—	$—	$—	$(295,266)	$—	$(295,266)
Forward foreign currency exchange contracts	—	—	—	245,143	—	—	245,143
Options purchased(b)	—	—	—	—	(196,620)	—	(196,620)
Options written	—	—	—	—	(770,652)	—	(770,652)
Swaps	—	714,669	—	—	73,280	—	787,949

	$—	$714,669	$—	$245,143	$(1,189,258)	$—	$(229,446)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$118,979,280
Average notional value of contracts — short	$148,779,202
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$24,032,367
Average amounts sold — in USD	$6,751,658
Options:
Average value of option contracts purchased	$171,524
Average value of option contracts written	$130,870
Average notional value of swaption contracts purchased	$170,603,498
Average notional value of swaption contracts written	$532,062,237
Credit default swaps:
Average notional value — buy protection	$42,426,250
Average notional value — sell protection	$22,411,539
Interest rate swaps:
Average notional value — pays fixed rate	$154,931,684
Average notional value — receives fixed rate	$66,360,664

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$40,199		$57,971
Forward foreign currency exchange contracts	—		201,009
Options	2,514,780	(a)	4,487,052
Swaps — centrally cleared	—		26,424
Swaps — OTC(b)	166,115		2,399,441

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,721,094		7,171,897

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(56,355)		(89,535)

Total derivative assets and liabilities subject to an MNA	$2,664,739		$7,082,362

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$550,264	$(505,549)		$—	$—	$44,715
Citibank N.A.	79,484	(79,484)		—	—	—
Credit Suisse International	56,806	(56,806)		—	—	—
Deutsche Bank AG	462,055	(462,055)		—	—	—
Goldman Sachs Bank USA	442,330	(312,145)		—	—	130,185
JPMorgan Chase Bank N.A.	375,507	(375,507)		—	—	—
Morgan Stanley & Co. International PLC	695,537	(695,537)		—	—	—
Wells Fargo Bank N.A.	2,756	—		—	—	2,756

	$2,664,739	$(2,487,083)		$—	$—	$177,656

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities	(b)(e)
Bank of America N.A.	$505,549	$(505,549)		$—	$—	$—
Barclays Bank PLC	980,977	—		—	(980,977)	—
Citibank N.A.	313,192	(79,484)		—	(233,708)	—
Credit Suisse International	861,305	(56,806)		—	(750,000)	54,499
Deutsche Bank AG	1,571,536	(462,055)		—	(1,010,000)	99,481
Goldman Sachs Bank USA	312,145	(312,145)		—	—	—
JPMorgan Chase Bank N.A.	853,451	(375,507)		—	(260,000)	217,944
Morgan Stanley & Co. International PLC	1,684,125	(695,537)		(247,344)	(583,000)	158,244
State Street Bank and Trust Co.	82	—		—	—	82

	$7,082,362	$(2,487,083)		$(247,344)	$(3,817,685)	$530,250

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$20,391,865	$1,084,298	$21,476,163
Common Stocks
Construction & Engineering	19,613	—	—	19,613
Diversified Financial Services	—	—	5,468	5,468
Diversified Telecommunication Services	5,354	—	—	5,354
Household Durables	—	—	—	—
Media	96,688	—	—	96,688
Metals & Mining	—	401	373	774
Oil, Gas & Consumable Fuels	29,897	—	—	29,897
Software	376	—	—	376

116	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Specialty Retail	$—	$194,712	$—	$194,712
Corporate Bonds
Advertising Agencies	—	271,484	—	271,484
Aerospace & Defense	—	12,777,606	—	12,777,606
Airlines	—	9,844,354	—	9,844,354
Auto Components	—	6,476,572	—	6,476,572
Automobiles	—	9,311,168	—	9,311,168
Banks	—	8,157,421	—	8,157,421
Beverages	—	8,525,109	—	8,525,109
Building Materials	—	4,317,369	—	4,317,369
Building Products	—	3,649,395	—	3,649,395
Capital Markets	—	5,186,741	—	5,186,741
Chemicals	—	9,233,828	—	9,233,828
Commercial Services & Supplies	—	4,696,243	—	4,696,243
Communications Equipment	—	3,630,085	—	3,630,085
Construction Materials	—	2,615,034	—	2,615,034
Consumer Discretionary	—	7,470,557	—	7,470,557
Consumer Finance	—	7,506,962	—	7,506,962
Containers & Packaging	—	1,592,843	—	1,592,843
Diversified Consumer Services	—	7,836,054	—	7,836,054
Diversified Financial Services	—	16,795,053	—	16,795,053
Diversified Telecommunication Services	—	16,836,153	—	16,836,153
Electric Utilities	—	3,792,724	—	3,792,724
Electrical Equipment	—	501,480	—	501,480
Electronic Equipment, Instruments & Components	—	1,609,982	—	1,609,982
Energy Equipment & Services	—	2,174,377	—	2,174,377
Environmental, Maintenance & Security Service	—	3,180,414	—	3,180,414
Equity Real Estate Investment Trusts (REITs)	—	9,617,035	—	9,617,035
Food & Staples Retailing	—	9,317,112	—	9,317,112
Food Products	—	2,831,050	—	2,831,050
Gas Utilities	—	134,496	—	134,496
Health Care Equipment & Supplies	—	3,179,442	—	3,179,442
Health Care Providers & Services	—	25,280,509	—	25,280,509
Health Care Technology	—	4,070,245	—	4,070,245
Hotels, Restaurants & Leisure	18,501	25,672,895	—	25,691,396
Household Durables	—	3,705,866	—	3,705,866
Household Products	—	—	—	—
Independent Power and Renewable Electricity Producers	—	6,890,998	—	6,890,998
Industrial Conglomerates	—	305,354	—	305,354
Insurance	—	12,707,011	—	12,707,011
Interactive Media & Services	—	1,704,522	—	1,704,522
Internet & Direct Marketing Retail	—	134,773	—	134,773
Internet Software & Services	—	6,572,057	—	6,572,057
IT Services	—	5,986,440	—	5,986,440
Leisure Products	—	1,048,562	—	1,048,562
Machinery	—	3,857,006	—	3,857,006
Media	—	54,323,059	—	54,323,059
Metals & Mining	—	10,112,430	—	10,112,430
Multiline Retail	—	1,006,230	—	1,006,230
Offshore Drilling & Other Services	—	645,094	—	645,094
Oil, Gas & Consumable Fuels	223,885	53,149,124	1,347,279	54,720,288
Personal Products	—	382,596	—	382,596
Pharmaceuticals	—	9,190,600	—	9,190,600
Real Estate Management & Development	—	15,566,117	—	15,566,117
Road & Rail	—	2,176,159	—	2,176,159
Semiconductors & Semiconductor Equipment	—	6,751,968	—	6,751,968
Software	—	10,469,867	—	10,469,867
Specialty Retail	—	3,589,187	—	3,589,187
Technology Hardware, Storage & Peripherals	—	351,300	—	351,300
Textiles, Apparel & Luxury Goods	—	821,396	—	821,396
Thrifts & Mortgage Finance	—	1,049,766	—	1,049,766
Transportation	—	117,752	—	117,752
Transportation Infrastructure	—	1,021,548	—	1,021,548

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Utilities	$—	$2,777,062	$—	$2,777,062
Wireless Telecommunication Services	—	13,606,220	—	13,606,220
Floating Rate Loan Interests	—	287,372,785	6,516,371	293,889,156
Foreign Agency Obligations	—	14,744,700	—	14,744,700
Investment Companies	2,663,072	—	—	2,663,072
Non-Agency Mortgage-Backed Securities	—	8,624,869	—	8,624,869
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	31,833,303	—	31,833,303
Preferred Stocks	10,231,143	—	—	10,231,143
U.S. Government Sponsored Agency Securities	—	44,229,191	—	44,229,191
U.S. Treasury Obligations	—	33,818,760	—	33,818,760
Warrants	4,278	—	—	4,278
Short-Term Securities
Money Market Funds	4,969,680	—	—	4,969,680
Options Purchased
Interest Rate Contracts	16,156	2,498,624	—	2,514,780
Unfunded Floating Rate Loan Interests(a)	—	703	—	703
Liabilities
Investments
TBA Sale Commitments	—	(14,609,825)	—	(14,609,825)
Unfunded Floating Rate Loan Interests(a)	—	(474)	(127)	(601)

	$18,278,643	$897,211,470	$8,953,662	924,443,775

Investments Valued at NAV(b)				1,415

				$924,445,190

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$161,706	$—	$161,706
Interest Rate Contracts	282,784	1,581,204	—	1,863,988
Liabilities
Credit Contracts	—	(463,143)	—	(463,143)
Foreign Currency Exchange Contracts	—	(201,009)	—	(201,009)
Interest Rate Contracts	(689,292)	(5,409,632)	—	(6,098,924)

	$(406,508)	$(4,330,874)	$—	$(4,737,382)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $312,355,865 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Warrants		Total
Assets
Opening balance, as of December 31, 2020	$814,296	$24,676	$1,642,502	$7,511,633	$—	(a)	$—	$—	(a)	$9,993,107
Transfers into Level 3	—	—	—	449,506	—		—	—		449,506
Transfers out of Level 3	—	—	—	(3,181,991)	—		—	—	(a)	(3,181,991)
Accrued discounts/premiums	(71,790)	—	5,924	9,442	—		—	—		(56,424)
Net realized gain (loss)	5,994	—	29,401	18,412	—		—	—		53,807
Net change in unrealized appreciation (depreciation)(b)(c)	48,136	(15,196)	(124,484)	57,609	—		(127)	—		(34,062)

118	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Limited Duration Income Trust (BLW)

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Warrants	Total
Purchases	$980,000	$—	$3,456	$3,286,288	$—		$—	$—	$4,269,744
Sales	(692,338)	(3,639)	(209,520)	(1,634,528)	—		—	—	(2,540,025)

Closing balance, as of December 31, 2021	$1,084,298	$5,841	$1,347,279	$6,516,371	$—	(a)	$(127)	$—	$8,953,662

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$55,726	$(8,234)	$(129,632)	$75,649	$—		$(127)	$—	$(6,618)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	119

Statements of Assets and Liabilities

December 31, 2021

	DSU	FRA	BKT	BLW

ASSETS
Investments, at value — unaffiliated(a)	$798,890,971	$729,314,552	$633,015,851	$934,085,233
Investments, at value — affiliated(b)	435,992	—	12,560,167	4,969,680
Cash	3,557,702	1,633,696	—	1,453,257
Cash pledged:
Collateral — reverse repurchase agreements	—	—	210,000	3,809,011
Collateral — OTC derivatives	30,000	—	—	3,893,000
Futures contracts	—	—	823,260	1,100,114
Centrally cleared swaps	409,000	458,000	655,000	3,303,000
Foreign currency, at value(c)	16,010	1,066	—	301,025
Receivables:
Investments sold	3,402,170	5,858,680	65,793	2,061,962
Reverse repurchase agreements	—	—	—	187,750
TBA sale commitments	—	—	97,718,697	14,611,382
Dividends — unaffiliated	—	—	—	71,034
Dividends — affiliated	10	2	861	39
Interest — unaffiliated	3,377,779	2,092,255	2,042,905	8,501,901
Principal paydowns	—	—	—	1,443
Variation margin on futures contracts	—	—	12,572	40,199
Variation margin on centrally cleared swaps	9,062	10,152	—	—
Swap premiums paid	140	—	—	4,409
Unrealized appreciation on:
OTC swaps	14,715	—	495,560	161,706
Unfunded floating rate loan interests	1,217	1,204	—	703
Prepaid expenses	2,789	3,291	2,261	4,252

Total assets	810,147,557	739,372,898	747,602,927	978,561,100

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	—	—	—	264,465
Collateral — OTC derivatives	—	—	500,000	—
Borrowed bonds, at value(d)	—	—	1,045,094	—
Options written, at value(e)	—	—	—	4,487,052
TBA sale commitments, at value(f)	—	—	97,835,707	14,609,825
Reverse repurchase agreements, at value	—	—	115,184,357	312,355,865
Payables:
Investments purchased	19,166,652	25,237,029	169,277,790	52,064,006
Reverse repurchase agreements	—	—	—	197,693
Accounting services fees	38,339	35,452	27,262	43,100
Administration fees	—	—	46,511	—
Bank borrowings	248,000,000	223,000,000	—	—
Custodian fees	13,310	15,524	7,061	32,409
Income dividend distributions	2,819,699	2,349,988	2,198,200	3,503,274
Interest expense	225,891	191,559	18,138	—
Investment advisory fees	366,550	450,084	201,300	420,766
Directors’ and Officer’s fees	439,507	2,035	303,234	550,466
Other accrued expenses	48,082	25,633	26,430	49,452
Principal payups	328	—	—	—
Professional fees	108,732	147,391	90,635	138,381
Transfer agent fees	124,884	8,223	12,486	12,885
Variation margin on futures contracts	—	—	72,402	57,971
Variation margin on centrally cleared swaps	—	—	4,232	26,424
Swap premiums received	23,227	—	—	2,074,399
Unrealized depreciation on:
Forward foreign currency exchange contracts	88,069	74,449	—	201,009
OTC swaps	808	—	—	325,042
Unfunded floating rate loan interests	2,475	2,574	—	601

Total liabilities	271,466,553	251,539,941	386,850,839	391,415,085

NET ASSETS	$538,681,004	$487,832,957	$360,752,088	$587,146,015

120	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	DSU	FRA	BKT	BLW

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$653,096,094	$538,835,342	$454,269,488	$623,725,400
Accumulated loss	(114,415,090)	(51,002,385)	(93,517,400)	(36,579,385)

NET ASSETS	$538,681,004	$487,832,957	$360,752,088	$587,146,015

Net asset value(g)(h)(i)	$11.56	$13.85	$5.65	$16.44

(a) Investments, at cost — unaffiliated	$818,517,323	$734,299,324	$629,582,279	$930,438,260
(b) Investments, at cost — affiliated	$435,992	$—	$12,560,167	$4,969,680
(c) Foreign currency, at cost	$15,871	$1,062	$—	$306,754
(d) Proceeds received from borrowed bonds	$—	$—	$842,347	$—
(e) Premiums received	$—	$—	$—	$4,070,619
(f) Proceeds from TBA sale commitments	$—	$—	$97,718,697	$14,611,382
(g) Shares outstanding	46,606,591	35,232,197	63,901,172	35,711,253
(h) Shares authorized	400 million	200 million	200 million	Unlimited
(i) Par value	$0.10	$0.10	$0.010	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Operations

Year Ended December 31, 2021

	DSU	FRA	BKT	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$68,861	$130,399	$—	$756,660
Dividends — affiliated	154,600	183,386	1,263	16,369
Interest — unaffiliated	34,807,473	30,154,634	18,588,533	41,762,881
Other income — unaffiliated	547,033	551,815	—	250,372
Other income — affiliated	—	—	—	838

Total investment income	35,577,967	31,020,234	18,589,796	42,787,120

EXPENSES
Investment advisory	4,304,209	5,257,117	2,488,951	4,981,162
Transfer agent	199,547	41,994	82,918	44,776
Professional	134,374	103,164	52,165	104,344
Accounting services	115,714	107,470	82,652	129,840
Directors and Officer	96,543	29,255	69,530	121,210
Commitment costs	37,804	24,363	—	—
Custodian	37,507	44,815	22,523	96,965
Registration	17,269	12,549	22,298	12,524
Administration	—	—	574,373	—
Miscellaneous	78,838	34,014	62,885	100,657

Total expenses excluding interest expense	5,021,805	5,654,741	3,458,295	5,591,478
Interest expense	2,279,446	1,965,327	148,705	1,526,433

Total expenses	7,301,251	7,620,068	3,607,000	7,117,911
Less:
Fees waived and/or reimbursed by the Manager	(30,463)	(41,975)	(3,646)	(6,478)

Total expenses after fees waived and/or reimbursed	7,270,788	7,578,093	3,603,354	7,111,433

Net investment income	28,307,179	23,442,141	14,986,442	35,675,687

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,122,385	5,373,280	(766,434)	10,774,634
Investments — affiliated	623,246	953,743	—	85,044
Forward foreign currency exchange contracts	393,233	230,057	—	848,759
Foreign currency transactions	(65,505)	(35,528)	—	(163,666)
Futures contracts	2,340	—	4,272,990	1,422,437
Options written	—	—	—	(1,678,827)
Swaps	19,709	9,582	46,923	1,649,048

	8,095,408	6,531,134	3,553,479	12,937,429

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,539,964)	30,638	(26,661,361)	(24,042,914)
Investments — affiliated	(692,117)	(981,839)	—	(111,606)
Borrowed bonds	—	—	91,019	—
Forward foreign currency exchange contracts	114,623	100,550	—	245,143
Foreign currency translations	(4,368)	(90)	—	(36,148)
Futures contracts	—	—	(542,280)	(295,266)
Options written	—	—	—	(770,652)
Swaps	98,587	109,982	863,025	787,949
Unfunded floating rate loan interests	(858)	(917)	—	284

	(2,024,097)	(741,676)	(26,249,597)	(24,223,210)

Net realized and unrealized gain (loss)	6,071,311	5,789,458	(22,696,118)	(11,285,781)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,378,490	$29,231,599	$(7,709,676)	$24,389,906

See notes to financial statements.

122	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	DSU		FRA
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,307,179	$30,030,733	$23,442,141	$24,541,501
Net realized gain (loss)	8,095,408	(27,280,198)	6,531,134	(20,159,713)
Net change in unrealized appreciation (depreciation)	(2,024,097)	(2,040,404)	(741,676)	473,480

Net increase in net assets resulting from operations	34,378,490	710,131	29,231,599	4,855,268

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(28,723,773)	(29,156,637)	(23,507,568)	(24,834,098)
Return of capital	(5,103,734)	(10,264,492)	(4,692,282)	(8,006,999)

Decrease in net assets resulting from distributions to shareholders	(33,827,507)	(39,421,129)	(28,199,850)	(32,841,097)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	171,418	—	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(28,570,553)	(1,250,043)	(6,507,629)

Net increase (decrease) in net assets derived from capital share transactions	171,418	(28,570,553)	(1,250,043)	(6,507,629)

NET ASSETS
Total increase (decrease) in net assets	722,401	(67,281,551)	(218,294)	(34,493,458)
Beginning of year	537,958,603	605,240,154	488,051,251	522,544,709

End of year	$538,681,004	$537,958,603	$487,832,957	$488,051,251

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets  (continued)

	BKT		BLW
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,986,442	$18,321,104	$35,675,687	$34,850,346
Net realized gain (loss)	3,553,479	(22,273,570)	12,937,429	(8,159,232)
Net change in unrealized appreciation (depreciation)	(26,249,597)	22,767,877	(24,223,210)	10,602,268

Net increase (decrease) in net assets resulting from operations	(7,709,676)	18,815,411	24,389,906	37,293,382

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(18,883,406)	(21,525,091)	(36,216,307)	(36,735,203)
Return of capital	(7,473,844)	(4,810,355)	(5,785,872)	(5,328,251)

Decrease in net assets resulting from distributions to shareholders	(26,357,250)	(26,335,446)	(42,002,179)	(42,063,454)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	623,562	—	825,681	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(2,364,913)

Net increase (decrease) in net assets derived from capital share transactions	623,562	—	825,681	(2,364,913)

NET ASSETS
Total decrease in net assets	(33,443,364)	(7,520,035)	(16,786,592)	(7,134,985)
Beginning of year	394,195,452	401,715,487	603,932,607	611,067,592

End of year	$360,752,088	$394,195,452	$587,146,015	$603,932,607

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2021

	DSU	FRA	BKT	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$34,378,490	$29,231,599	$(7,709,676)	$24,389,906
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	377,466,847	357,521,955	1,289,490,856	594,821,461
Purchases of long-term investments	(387,334,320)	(367,229,279)	(1,256,467,907)	(628,400,139)
Net proceeds from sales (purchases) of short-term securities	(435,992)	—	250,658	3,986,441
Amortization of premium and accretion of discount on investments and other fees	(1,124,800)	(1,192,277)	12,511,720	(4,083)
Paid-in-kind income	(145,015)	(99,125)	—	—
Premiums paid on closing options written	—	—	—	(9,304,758)
Premiums received from options written	—	—	—	7,722,413
Net realized (gain) loss on investments and options written	(7,745,070)	(6,327,023)	767,507	(9,180,851)
Net unrealized depreciation on investments, options written, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	2,117,928	851,568	27,186,719	24,176,461
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	63	25	252	204
Interest — unaffiliated	218,889	275,334	(20,088)	342,892
Variation margin on futures contracts	—	—	(9,676)	28,894
Variation margin on centrally cleared swaps	(9,062)	(10,152)	—	—
Swap premiums paid	(140)	—	—	(4,409)
Prepaid expenses	2,206	1,254	1,724	1,291
Other assets	3,111	—	—	—
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	—	(3,596,216)
Collateral — OTC derivatives	—	—	(590,000)	—
Payables
Accounting services fees	(13,764)	(13,589)	(19,703)	(13,804)
Administration fees	—	—	(3,918)	—
Custodian fees	(12,475)	352	(3,682)	(16,137)
Interest expense	(3,634)	(1,501)	10,404	(132,446)
Investment advisory fees	8,356	6,960	(16,610)	12,518
Directors’ and Officer’s fees	61,689	564	41,256	82,057
Other accrued expenses	6,058	(2,554)	(6,258)	(14,481)
Professional fees	(9,442)	(16,328)	(27,693)	(12,107)
Transfer agent fees	111,541	(20,034)	2,420	(29,440)
Variation margin on futures contracts	—	—	(105,727)	(55,689)
Variation margin on centrally cleared swaps	—	—	(10,364)	(22,511)
Swap premiums received	(7,435)	—	(6,827)	(899,599)

Net cash provided by operating activities	17,534,029	12,977,749	65,265,387	3,877,868

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(33,655,194)	(28,206,716)	(25,730,109)	(41,171,676)
Payments for bank borrowings	(196,000,000)	(226,000,000)	—	—
Net payments on redemption of capital shares	—	(1,250,043)	—	—
Proceeds from bank borrowings	215,000,000	241,000,000	—	—
Net borrowing of reverse repurchase agreements	—	—	(41,745,458)	37,393,109

Net cash used for financing activities	(14,655,194)	(14,456,759)	(67,475,567)	(3,778,567)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	97	(95)	—	(28,243)

F I N A N C I A L S T A T E M E N T S	125

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	DSU	FRA	BKT	BLW

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$2,878,932	$(1,479,105)	$(2,210,180)	$71,058
Restricted and unrestricted cash and foreign currency at beginning of year	1,133,780	3,571,867	3,898,440	13,788,349

Restricted and unrestricted cash and foreign currency at end of year	$4,012,712	$2,092,762	$1,688,260	$13,859,407

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,283,080	$1,966,828	$138,301	$1,658,879

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$171,418	$—	$623,562	$825,681

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$3,557,702	$1,633,696	$—	$1,453,257
Cash pledged
Collateral — reverse repurchase agreements	—	—	210,000	3,809,011
Collateral — OTC derivatives	30,000	—	—	3,893,000
Futures contracts	—	—	823,260	1,100,114
Centrally cleared swaps	409,000	458,000	655,000	3,303,000
Foreign currency at value	16,010	1,066	—	301,025

	$4,012,712	$2,092,762	$1,688,260	$13,859,407

See notes to financial statements.

126	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Year Ended December 31,		Period from 03/01/19 to 12/31/19		Year Ended February 28,
	2021	2020			2019	2018(a)		2017(a)

Net asset value, beginning of period	$11.55	$12.25	$12.16		$12.62	$12.70		$11.38

Net investment income(b)	0.61	0.63	0.64		0.79	0.78		0.73
Net realized and unrealized gain (loss)	0.13	(0.50)	0.21		(0.43)	(0.04)		1.34

Net increase from investment operations	0.74	0.13	0.85		0.36	0.74		2.07

Distributions(c)
From net investment income	(0.62)	(0.61)	(0.73)		(0.82)	(0.82)		(0.75)
Return of capital	(0.11)	(0.22)	(0.03)		—	—		—

Total distributions	(0.73)	(0.83)	(0.76)		(0.82)	(0.82)		(0.75)

Net asset value, end of period	$11.56	$11.55	$12.25		$12.16	$12.62		$12.70

Market price, end of period	$11.70	$10.45	$11.20		$10.78	$11.47		$11.68

Total Return(d)
Based on net asset value	6.67%	2.57%	8.03	%(e)	3.86%	6.60	%(f)	19.57%

Based on market price	19.33%	1.50%	11.42	%(e)	1.30%	5.35%		25.53%

Ratios to Average Net Assets(g)
Total expenses	1.34%	1.48%	2.21	%(h)(i)	2.23%	1.86%		1.36%

Total expenses after fees waived and/or reimbursed	1.34%	1.47%	2.21	%(h)(i)	2.23%	1.85%		1.35%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%	0.91%	0.92	%(h)	0.96%	0.94%		0.87%

Net investment income	5.21%	5.65%	6.25	%(h)	6.40%	6.12%		6.04%

Supplemental Data
Net assets, end of period (000)	$538,681	$537,959	$605,240		$641,220	$742,204		$780,810

Borrowings outstanding, end of period (000)	$248,000	$229,000	$262,000		$278,000	$338,000		$318,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,172	$3,349	$3,310		$3,308	$3,196		$3,455

Portfolio turnover rate	47%	67%	53%		62%	59%		55%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	FRA
	Year Ended December 31,		Period from 09/01/19 to 12/31/19		Year Ended August 31,
	2021	2020			2019	2018(a)	2017(a)

Net asset value, beginning of period	$13.81	$14.55	$14.49		$14.92	$14.93	$14.78

Net investment income(b)	0.67	0.69	0.25		0.84	0.79	0.76
Net realized and unrealized gain (loss)	0.17	(0.51)	0.19		(0.40)	(0.06)	0.20

Net increase from investment operations	0.84	0.18	0.44		0.44	0.73	0.96

Distributions(c)
From net investment income	(0.67)	(0.70)	(0.38)		(0.87)	(0.74)	(0.81)
Return of capital	(0.13)	(0.22)	—		—	—	—

Total distributions	(0.80)	(0.92)	(0.38)		(0.87)	(0.74)	(0.81)

Net asset value, end of period	$13.85	$13.81	$14.55		$14.49	$14.92	$14.93

Market price, end of period	$13.43	$12.11	$13.44		$12.46	$13.80	$14.10

Total Return(d)
Based on net asset value	6.48%	2.76%	3.41	%(e)	3.94%	5.28%	6.93%

Based on market price	17.74%	(2.45)%	11.08	%(e)	(3.37)%	3.11%	8.95%

Ratios to Average Net Assets(f)
Total expenses	1.55%	1.69%	2.20	%(g)(h)	2.45%	2.23%	1.88%

Total expenses after fees waived and/or reimbursed	1.54%	1.67%	2.20	%(g)(h)	2.45%	2.22%	1.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.14%	1.13%	1.19	%(g)	1.16%	1.20%	1.21%

Net investment income	4.76%	5.15%	5.26	%(g)	5.74%	5.27%	5.08%

Supplemental Data
Net assets, end of period (000)	$487,833	$488,051	$522,545		$526,447	$555,370	$555,972

Borrowings outstanding, end of period (000)	$223,000	$208,000	$214,000		$204,000	$233,000	$237,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,188	$3,346	$3,442		$3,582	$3,385	$3,346

Portfolio turnover rate	49%	65%	16%		53%	57%	64%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

128	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BKT
	Year Ended December 31,				Period from 09/01/18 to 12/31/18		Year Ended August 31,
	2021	2020		2019			2018	2017

Net asset value, beginning of period	$6.18	$6.30		$6.25	$6.31		$6.74	$6.96

Net investment income(a)	0.23	0.29		0.25	0.08		0.24	0.25
Net realized and unrealized gain (loss)	(0.35)	(0.00	)(b)	0.21	0.03		(0.34)	(0.15)

Net increase (decrease) from investment operations	(0.12)	0.29		0.46	0.11		(0.10)	0.10

Distributions(c)
From net investment income	(0.29)	(0.33)		(0.29)	(0.13)		(0.30)	(0.32)
Return of capital	(0.12)	(0.08)		(0.12)	(0.04)		(0.03)	—

Total distributions	(0.41)	(0.41)		(0.41)	(0.17)		(0.33)	(0.32)

Net asset value, end of period	$5.65	$6.18		$6.30	$6.25		$6.31	$6.74

Market price, end of period	$5.65	$6.07		$6.05	$5.64		$5.77	$6.31

Total Return(d)
Based on net asset value	(2.01)%	4.92%		7.91%	2.06	%(e)	(1.14)%	1.82%

Based on market price	(0.23)%	7.31%		14.83%	0.72	%(e)	(3.44)%	0.53%

Ratios to Average Net Assets(f)
Total expenses	0.94%	1.18%		2.06%	2.08	%(g)(h)	1.79%	1.29%

Total expenses after fees waived and/or reimbursed	0.94%	1.18%		2.06%	2.08	%(g)	1.79%	1.28%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%	0.89%		0.94%	0.99	%(g)	1.04%	0.90%

Net investment income	3.91%	4.55%		3.95%	4.04	%(g)	3.72%	3.63%

Supplemental Data
Net assets, end of period (000)	$360,752	$394,195		$401,715	$398,629		$402,763	$430,830

Borrowings outstanding, end of period (000)	$115,184	$156,936		$175,655	$186,799		$186,441	$185,769

Portfolio turnover rate(i)	248%	69%		255%	95%		373%	346%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.11%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 09/01/18 to 12/31/18	Year Ended August 31,
	2021	2020	2019		2018	2017
Portfolio turnover rate (excluding MDRs)	119%	31%	136%	45%	181%	161%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BLW
	Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,
	2021		2020			2019	2018	2017

Net asset value, beginning of period	$16.93		$17.05	$17.03		$16.71	$17.02	$16.84

Net investment income(a)	1.00		0.98	0.31		0.94	0.95	1.01
Net realized and unrealized gain (loss)	(0.31)		0.08	0.18		0.33	(0.31)	0.44

Net increase from investment operations	0.69		1.06	0.49		1.27	0.64	1.45

Distributions(b)
From net investment income	(1.02)		(1.03)	(0.47)		(0.95)	(0.95)	(1.27)
Return of capital	(0.16)		(0.15)	—		—	—	—

Total distributions	(1.18)		(1.18)	(0.47)		(0.95)	(0.95)	(1.27)

Net asset value, end of period	$16.44		$16.93	$17.05		$17.03	$16.71	$17.02

Market price, end of period	$16.85		$15.92	$16.39		$15.44	$15.06	$15.99

Total Return(c)
Based on net asset value	4.18	%(d)	7.58%	3.11	%(e)	8.77%	4.42%	9.62%

Based on market price	13.55%		5.24%	9.32	%(e)	9.41%	0.18%	10.18%

Ratios to Average Net Assets(f)
Total expenses	1.18%		1.39%	1.64	%(g)(h)	1.81%	1.73%	1.45%

Total expenses after fees waived and/or reimbursed	1.18%		1.39%	1.64	%(g)(h)	1.81%	1.73%	1.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%		0.90%	0.89	%(g)	0.84%	0.89%	0.89%

Net investment income	5.90%		6.07%	5.32	%(g)	5.69%	5.60%	6.00%

Supplemental Data
Net assets, end of period (000)	$587,146		$603,933	$611,068		$610,251	$612,048	$629,728

Borrowings outstanding, end of period (000)	$312,356		$275,105	$213,399		$202,539	$234,622	$252,280

Portfolio turnover rate(i)	66%		65%	14%		50%	50%	55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 09/01/19 to 12/31/19	Year Ended August 31,
	2021	2020		2019	2018	2017
Portfolio turnover rate (excluding MDRs)	52%	58%	14%	50%	50%	55%

See notes to financial statements.

130	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return

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as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair

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Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2021, certain investments of BLW were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and

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issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk

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than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
DSU	CP Iris Holdco I, Inc.	$103,475	$103,475	$103,216	$(259)
	EyeCare Partners LLC	29,977	29,977	29,835	(142)
	Intelsat Jackson Holdings SA	35,910	35,561	35,854	293
	Medical Solutions LLC	327,024	325,401	326,325	924
	Precision Medicine Group LLC	138,898	138,898	136,955	(1,943)
	Trident TPI Holdings, Inc.	75,826	75,826	75,695	(131)
FRA	CP Iris Holdco I, Inc.	117,872	235,745	235,156	(589)
	EyeCare Partners LLC	34,307	34,306	34,143	(163)
	Intelsat Jackson Holdings SA	31,174	30,871	31,125	254
	Medical Solutions LLC	441,906	440,010	440,960	950
	Precision Medicine Group LLC	157,601	157,601	155,927	(1,674)
	Trident TPI Holdings, Inc.	86,139	86,139	85,991	(148)
BLW	CP Iris Holdco I, Inc.	50,902	50,902	50,775	(127)
	EyeCare Partners LLC	12,482	12,482	12,423	(59)
	Intelsat Jackson Holdings SA	11,444	11,332	11,425	93
	Medical Solutions LLC	191,877	191,061	191,466	405
	New Arclin U.S. Holding Corp.	75,553	75,176	75,381	205
	Precision Medicine Group LLC	65,627	65,627	65,279	(348)
	Trident TPI Holdings, Inc.	38,747	38,747	38,680	(67)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

Fund Name	Average Amount Outstanding	Weighted Average Interest Rate
BKT	$125,295,140	0.10%
BLW	301,573,559	0.51

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from Counterparty (d)
BofA Securities, Inc.	$—		$(55,851,548)	$—	$(55,851,548)	$—	$—	$55,851,548		$—	$55,851,548	$—
Credit Suisse AG	1,030,479		—	(1,063,232)	(32,753)	—	—	—		—	—	(32,753)
Royal Bank of Canada	—		(59,332,809)	—	(59,332,809)	—	—	59,332,809		—	59,332,809	—

	$1,030,479		$(115,184,357)	$(1,063,232)	$(115,217,110)	$—	$—	$115,184,357		$—	$115,184,357	$(32,753)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $18,138 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Collateral with a value of $119,190,682 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount (b)

Barclays Capital, Inc.	$(100,804,560)	$100,804,560		$—		$—
BNP Paribas S.A.	(140,727,939)	140,727,939		—		—
Credit Agricole Corporate and Investment Bank	(25,067,773)	25,067,773		—		—
Credit Suisse Securities (USA) LLC	(3,634,650)	3,634,650		—		—
HSBC Securities (USA), Inc.	(15,167,628)	14,837,316		—		(330,312)
RBC Capital Markets LLC	(26,953,315)	26,953,315		—		—

	$(312,355,865)	$312,025,553		$—		$(330,312)

(a)

Net collateral, including accrued interest, with a value of $354,788,932 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA
Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BSL for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of December 31, 2021, FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2021 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
DSU	$656
FRA	142
BKT	3,646
BLW	2,640

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
DSU	$29,807
FRA	41,833
BLW	3,838

140	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
DSU	$1,065,575	$—	$—
BLW	2,025	309,963	(120,610)

During the year ended December 31, 2021, BLW received a reimbursement of $838 from an affiliate, which is included in Other income — affiliated in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
DSU	$—	$—	$381,863,050	$378,304,922
FRA	—	—	364,760,262	360,770,563
BKT	—	—	1,361,856,231	1,358,709,842
BLW	20,043,655	3,095,492	647,953,667	603,037,330

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
BKT	$705,168,158	$706,243,602
BLW	$128,714,760	$128,960,019

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
DSU
Ordinary income	$28,723,773	$29,156,637
Return of capital	5,103,734	10,264,492

	$33,827,507	$39,421,129

FRA
Ordinary income	$23,507,568	$24,834,098
Return of capital	4,692,282	8,006,999

	$28,199,850	$32,841,097

BKT
Ordinary income	$18,883,406	$21,525,091
Return of capital	7,473,844	4,810,355

	$26,357,250	$26,335,446

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

Fund Name (continued)	Year Ended 12/31/21	Year Ended 12/31/20
BLW
Ordinary income	$36,216,307	$36,735,203
Return of capital	5,785,872	5,328,251

	$42,002,179	$42,063,454

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
DSU	$(91,035,096)	$(23,379,994)	$(114,415,090)
FRA	(43,416,429)	(7,585,956)	(51,002,385)
BKT	(93,655,659)	138,259	(93,517,400)
BLW	(35,107,732)	(1,471,653)	(36,579,385)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, dividends recognized for tax purposes, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the timing of distributions, amortization methods for premiums on fixed income securities, the accounting for swap agreements and the deferral of compensation to directors.

During the year ended December 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
DSU	$6,581,163
FRA	5,721,499
BLW	10,802,857

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
DSU	$819,500,480	$9,628,273	$(29,662,128)	$(20,033,855)
FRA	734,609,983	4,917,220	(10,113,558)	(5,196,338)
BKT	642,287,518	28,434,083	(25,796,084)	2,637,999
BLW	936,586,546	29,696,118	(26,628,584)	3,067,534

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts
DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

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Notes to Financial Statements  (continued)

For the year ended December 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
DSU	$253,000,000	$239,134,247	0.95%
FRA	225,000,000	208,917,808	0.94

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA and BKT are authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s, BKT’s and BLW’s shares is $0.10, $0.10, $0.01 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Fund Name	12/31/21	12/31/20
DSU	14,784	—
BKT	104,060	—
BLW	49,148	—

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	DSU		FRA		BLW
	Shares	Amounts	Shares	Amounts	Shares	Amounts
Year Ended December 31, 2021	—	$—	102,939	$1,250,043	—	$—
Year Ended December 31, 2020	353,230	3,364,037	569,915	6,507,629	170,552	2,364,913

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Notes to Financial Statements  (continued)

Discount Management Program: DSU’s three-year discount management program (the “Program”) ended in 2020. Under the Program, the Fund offered to repurchase its common shares based on three 3-month measurement periods when the Fund’s common shares traded at an average daily discount to NAV of more than 7.5% during a measurement period (the “discount trigger”). There was no guarantee that shareholders would be able to sell all of the shares that they desired to sell in any particular repurchase that was executed.

The discount trigger was met for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018. As a result, the Fund conducted a tender offer for 10% of its outstanding shares of common stock.

The discount trigger was met for the second measurement period, which began on December 1, 2018 and ended on February 28, 2019. As a result, the Fund conducted a tender offer for 5% of its outstanding shares of common stock.

The discount trigger was met for the third measurement period, which began on December 2, 2019 and ended on February 28, 2020. As a result, the Fund conducted a tender offer for 5% of its outstanding shares of common stock.

The results of each tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
March 16, 2018	April 17, 2018	26,225,806	45.0%	5,879,192	10.0%	$12.4068	$72,941,959
March 15, 2019	April 15, 2019	21,792,955	41.0	2,636,959	5.0	11.9854	31,605,008
March 17, 2020	April 16, 2020	17,034,684	34.0	2,470,791	5.0	10.2018	25,206,516

(a)	Date the tender offer period began.

Tendered share amounts are shown as redemption of shares resulting from share repurchases (including transaction costs) in the Statements of Changes in Net Assets.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
DSU	12/20/21	12/31/21	01/11/22	$0.060500
	02/01/22	02/15/22	02/28/22	0.060500
FRA	12/20/21	12/31/21	01/11/22	0.066700
	02/01/22	02/15/22	02/28/22	0.066700
BKT	12/20/21	12/31/21	01/11/22	0.034400
	02/01/22	02/15/22	02/28/22	0.034400
BLW	12/20/21	12/31/21	01/11/22	0.098100
	02/01/22	02/15/22	02/28/22	0.098100

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., and BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Debt Strategies Fund, Inc.	For each of the two years in the period ended December 31, 2021, for the period from March 1, 2019 through December 31, 2019, and for each of the three years in the period ended February 28, 2019. The presented financial highlights were consolidated through November 30, 2017
BlackRock Floating Rate Income Strategies Fund, Inc.	For each of the two years in the period ended December 31, 2021, for the period from September 1, 2019 through December 31, 2019, and for each of the three years in the period ended August 31, 2019. The presented financial highlights were consolidated through November 30, 2017
BlackRock Income Trust, Inc.	For each of the three years in the period ended December 31, 2021, the period from September 1, 2018 through December 31, 2018, and for each of the two years in the period ended August 31, 2018
BlackRock Limited Duration Income Trust.	For each of the two years in the period ended December 31, 2021, for the period from September 1, 2019 through December 31, 2019, and for each of the three years in the period ended August 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income
DSU	$272,730
BLW	2,512,583

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Fund Name	Federal Obligation Interest
BLW	$577,685

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
DSU	0.63%
BLW	4.42

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend
DSU	$28,117,426
FRA	23,276,335
BKT	18,883,406
BLW	35,639,722

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends
DSU	$21,267,950
FRA	18,305,262
BKT	18,883,406
BLW	23,975,862

I M P O R T A N T T A X I N F O R M A T I O N	147

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments (“floating rate debt securities”). The Fund’s investment objective is a fundamental policy and may not be changed without stockholder approval.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable quality. Secured loans may be either wholly or partially secured at the time of investment. In addition to senior loans, floating rate debt securities may include, without limitation, instruments such as catastrophe and other event linked bonds, bank capital securities, corporate bonds, notes, money market instruments and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.

The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

The Fund’s policy to invest, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, as described above, is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change, unless such change was previously approved by shareholders, as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

The Fund may invest without limit, and generally intends to invest a substantial portion of its assets, in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or, if unrated, are considered by the Advisors to be of comparable quality. High yield bonds commonly are referred to as “junk” bonds. The high yield securities in which the Fund invests may include credit linked notes, structured notes, credit linked trust certificates or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors.

The Fund may not invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Advisors to be of comparable quality or are otherwise considered to be distressed securities (“Distressed Securities”).

The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars, including obligations of non-U.S. governments and their respective subdivisions, agencies and government sponsored enterprises.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. The Fund may also invest in catastrophe or other “event linked” bonds. The Fund may invest in securities of any maturity.

The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Fund may invest include trust preferred securities.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund may invest without limit in illiquid securities, which are floating rate debt securities, senior loans, high yield securities and other securities that lack a secondary trading market or are otherwise considered illiquid.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. At times, the Fund could utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also leverage through the use of reverse repurchase agreements. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

BlackRock Limited Duration Income Trust (BLW)

The Fund’s investment objective is to provide current income and capital appreciation. The Fund pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage related securities and asset-backed securities and U.S. government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; an

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade.

The Fund may invest directly in such securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) and the Fund’s sub-advisers, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with BIL and the Manager, the “Advisors”), have broad discretion to allocate the Fund’s assets among these three principal asset classes.

The Fund’s investment objective may be changed by the Board of Trustees of the Fund without prior shareholder approval.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund is intended to have a relatively low level of interest rate risk compared to investment portfolios of similar credit quality but with longer durations. Certain of the Fund’s other strategies, however, may result in an above average amount of risk and volatility or loss of principal.

The Fund may invest in corporate bonds.

The Fund anticipates that, under normal market conditions, a significant portion of its Managed Assets will be invested in securities rated below investment grade, such as those rated (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. High yield securities commonly are referred to as “junk” bonds. The Fund may invest in individual securities of any credit quality. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors. When the Advisors believe it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

The Fund may invest without limitation in U.S. dollar denominated securities of non-U.S. issuers and, to a limited extent, non-U.S. dollar-denominated securities of non-U.S. issuers (“Non-U.S. Securities”), including up to 20% of its Managed Assets in issuers located in emerging market countries. The Fund can hold no more than 10% of its Managed Assets in non-U.S. dollar-denominated Non-U.S. Securities.

Non-U.S. Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in U.S. dollars or, to a limited extent (as described above), in foreign currencies or multinational currency units. The Fund may invest in

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Brady Bonds and other sovereign debt of countries that have restructured their debt pursuant to the Brady Plan, which are viewed as speculative investments. The Fund may also purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including but not limited to: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

The Fund may invest in mortgage-related securities, which include collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. Although the Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, the Fund expects that most of such investments will be limited to commercial mortgage-related securities, in which the Fund will not invest more than 15% of its Managed Assets.

Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

In addition to senior, secured floating rate loans made to corporate and other business entities, the Fund may also purchase unsecured loans, other floating rate debt securities, and credit-linked notes.

A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Fund may purchase “Assignments” from the Agent or other Loan Investors. The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower, whereas the Fund, as a purchaser of an Assignment, would typically succeed to all the rights and obligations under the loan agreement of the assigning Loan Investor and become a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, are believed by the Advisors to be creditworthy at the time they enter into such transactions.

The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Advisors, may enhance the value of a senior loan or would otherwise be consistent with the Fund’s investment policies.

The Fund may invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund also may purchase derivative instruments that combine features of these instruments.

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisors may from time to time determine. Of these investment techniques, the Fund expects primarily to use reverse repurchase agreements and dollar rolls.

The Fund also has the ability to utilize leverage through the issuance of preferred shares. The Fund does not currently anticipate issuing any preferred shares.

The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent.

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BlackRock Debt Strategies Fund, Inc. (DSU)

The Fund’s primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including Corporate Loans (as defined below), which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investor’s Service (“Moody’s”) or BBB or lower by S&P Global Ratings (“S&P”)) or unrated debt instruments which are in the judgment of BlackRock Advisors, LLC (the “Manager”) of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek to provide capital appreciation. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

Under normal market conditions, at least 80% of the Fund’s total assets will be invested in debt instruments. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund has no restrictions on portfolio maturity or duration of the debt securities in which it may invest.

The Fund’s investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated corporate loans, both secured and unsecured (“Corporate Loans”), issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and nonconvertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing debt or equity securities. The Fund may retain such securities until the Manager determines it is appropriate in light of current market conditions to effect a disposition of such securities.

The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with its obligation to make future advances to a borrower in connection with revolving credit facilities if such commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements described herein.

The Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P Global Ratings), or in unrated securities considered by the Manager to be of comparable quality. Securities rated below Baa or lower by Moody’s or BBB or lower by S&P and unrated securities of comparable quality, are commonly known as “junk bonds.” Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in Distressed Securities (defined below), which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the Organisation for Economic Co-operation and Development (OECD).

Up to 20% of the Fund’s total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The types of preferred securities in which the Fund may invest include trust preferred securities.

As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Fund’s total assets may be invested in common stock at certain points in time.

The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

The Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian or designate such collateral on its books and records to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

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Subject to other investment restrictions applicable to the Fund, up to 10% of the Fund’s assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Manager or (ii) money market instruments.

The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Fund could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also utilize leverage through the use of reverse repurchase agreements.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

BlackRock Income Trust, Inc. (BKT)

The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Fund’s investments. The Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. In addition, for hedging purposes, the Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. No more than 20% of the Fund’s assets will be invested in other securities, all of which will have been determined by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable credit quality.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates.

The Fund’s yield will also be affected by the interest rates on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

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Leverage: The Fund may borrow from time to time, at the Advisors’ discretion, for purposes of investment leverage when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Advisors’ opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.

The Fund may also borrow for emergency purposes, for the payment of dividends or for the clearance of transactions.

The Fund may enter into reverse repurchase agreements.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk (FRA, BLW and BKT): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

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Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Mortgage- and Asset-Backed Securities Risks (FRA, BLW and BKT): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Senior Loans Risk (FRA, BLW and DSU): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Risks of Loan Assignments and Participations (BLW): As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Corporate Loans Risk (DSU): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Variable and Floating Rate Instrument Risk (FRA, BLW and DSU): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

Junk Bonds Risk (FRA, BLW and DSU): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Distressed Securities Risk (FRA and DSU): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Collateralized Bond Obligations Risk (BLW): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Collateralized Debt Obligations Risk (FRA): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Sovereign Debt Risk (FRA and BLW): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Brady Bonds Risk (BLW): Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Supranational Entities Risk (BLW): The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Yield and Ratings Risk (BKT): The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Fund should continue to hold the security.

Repurchase Agreements and Purchase and Sale Contracts Risk (BKT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Foreign Securities Risk (FRA, BLW and DSU): Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Emerging Markets Risk (FRA and BLW): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk (FRA, BLW and DSU): Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk (FRA, BLW and DSU): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (FRA and DSU): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (FRA and DSU): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Real Estate-Related Securities Risk (BLW): The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

REIT Investment Risk (BLW): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Structured Notes Risk (FRA): Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Leverage Risk: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility or reverse repurchase agreements, as applicable. The Fund also utilizes leverage for investment purposes by entering into derivatives with leverage embedded in them and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BLW): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Short Sales Risk (DSU): Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BLW and DSU): Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry,

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to DSU, FRA, BKT and BLW’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After DSU, FRA, BKT and BLW declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)  Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

162	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Director of the Funds. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	163

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class II Directors as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BLW	29,992,371	450,223	29,984,169	458,425	29,965,043	477,551	29,010,035	1,432,559
BKT	42,304,840	650,948	42,129,016	826,772	29,734,428	13,221,360	41,722,892	1,232,896

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Director effective July 30, 2021.

Shareholders elected the Class II Directors as follows:

	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski		Karen P. Robards
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
FRA	18,579,284	7,662,943	25,452,752	789,475	25,452,006	790,221	18,805,586	7,436,641
DSU	21,976,273	14,748,060	35,909,598	814,735	36,000,957	723,376	22,270,525	14,453,808

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, J. Phillip Holloman, Catherine A. Lynch and Frank J. Fabozzi. Lorenzo A. Flores was appointed as a Director effective July 30, 2021.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by a Fund for any particular month may be more or less than the amount of net investment income earned by a Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

164	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Dividend Policy (continued)

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A D D I T I O N A L I N F O R M A T I O N	165

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BLW.

166	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

IO	Interest Only

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

PO	Principal Only

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	167

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2,4]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$74,325	$83,752	$207	$0	$14,900	$14,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2,4]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis. 4Includes fees for the Fund and the Fund’s subsidiary.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/20	Previous Fiscal Year End 12/31/19
BlackRock Debt Strategies Fund, Inc.	$15,107	$14,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End 12/31/20	Previous Fiscal Year End 12/31/19
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and David Delbos, Managing Director at BlackRock. Messrs. Keenan, Garfin, and Delbos are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the

Fund’s portfolio and the selection of its investments. Messrs. Keenan, Garfin and Delbos have been a members of the Fund’s portfolio management team since 2009, 2016 and 2018, respectively.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	28	35	19	0	0	5
	$43.79 Billion	$16.41 Billion	$10.46 Billion	$0	$0	$1.23 Billion
Mitchell Garfin	27	27	61	0	0	5
	$45.69 Billion	$15.54 Billion	$16.87 Billion	$0	$0	$1.03 Billion
David Delbos	31	25	61	0	0	5
	$41.97 Billion	$15.82 Billion	$17.55 Billion	$0	$0	$1.03 Billion
(iv)         Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Garfin, and Delbos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Garfin, and Delbos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$500,001 - $1,000,000
Mitchell Garfin	$50,001 - $100,000
David Delbos	$500,001 - $1,000,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: February 24, 2022